UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Funds Exchange-Traded Trust

Lattice Strategies Trust

Hartford Series Fund, Inc.

(Name of Registrants as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

HARTFORD FUNDS FAMILY OF FUNDS
690 LEE ROAD
WAYNE, PENNSYLVANIA 19087
August 24, 2026
Dear Shareholder:
You are cordially invited to attend a Joint Special Meeting of Shareholders (the “Meeting”) of the Hartford Funds Family of Funds (each a “Fund” and collectively, the “Funds”). The Meeting will be held virtually and take place on November 5, 2026 at 10:00 a.m. Eastern Time. At the Meeting, shareholders who owned shares of one or more Funds as of August 19, 2026 will be asked to vote on the matters important to the Funds, which are listed below and in the attached Notice of Joint Special Meeting of Shareholders.
On June 3, 2026, The Hartford Insurance Group, Inc. and Wellington Management announced that they had reached a definitive agreement under which Wellington Management will acquire Hartford Funds Management Group, Inc. (“HFMG”) and certain affiliates (including Hartford Funds Management Company, LLC and Lattice Strategies LLC) (the “Transaction”). Upon closing, HFMG will be integrated into Wellington Management’s U.S. Wealth business. The resulting company will be wholly owned by Wellington Management and will ultimately operate under the Wellington name. The Transaction amounts to a change of control of the Funds’ investment managers and automatically terminates the Funds’ existing investment management agreements. Therefore, we are asking you to approve new investment management agreements for the Funds so that we can continue to service the Funds.
As explained in the enclosed Joint Proxy Statement, the purpose of the Meeting is for the shareholders of each affected Fund to consider and vote on the following proposals:
Proposal No.	Description of Proposal
1.	The election of nominees to the Boards of Directors/Trustees of the Funds (each, a “Board”).
2.	The approval of new Investment Management Agreements between the Funds and Hartford Funds Management Company, LLC (“HFMC”) or Lattice Strategies LLC, as applicable.
3.	The approval to reclassify each of The Hartford Capital Appreciation Fund, Hartford Capital Appreciation HLS Fund, Hartford Core Equity Fund, Hartford Disciplined Equity HLS Fund, Hartford Emerging Markets Equity Fund, The Hartford Healthcare Fund, Hartford Healthcare HLS Fund and The Hartford Growth Opportunities Fund from a diversified investment company to a non-diversified investment company and to eliminate each Fund’s related fundamental diversification policy;
4.	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.
No Fund’s investment objective, investment strategy, portfolio management team, or current fees are expected to change as a result of these proposals. The Boards have reviewed the proposals and recommend that you vote FOR each proposal that applies to your Fund(s). The Joint Proxy Statement provides more information on the proposals. Please read it carefully, complete the enclosed proxy card, and return your completed proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Joint Proxy Statement. YOUR VOTE IS IMPORTANT. Voting takes only a few minutes — and voting early means you’re less likely to receive follow-up reminders by mail, text or phone. If we do not hear from you, you may receive a telephone call from a representative of HFMC, any of its affiliates, or from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote your shares.

If you have any questions or need more information about voting, please call us toll-free at (855) 496-3017.
Sincerely, Gregory A. Frost President and Chief Executive Officer

IMPORTANT INFORMATION FOR SHAREHOLDERS
QUESTIONS AND ANSWERS
YOUR VOTE MATTERS: We encourage you to read the enclosed Joint Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions about the proposals on which you are being asked to vote.
Why am I receiving the joint proxy statement?
The Hartford Funds Family of Funds (each, a “Fund” and, collectively, the “Funds”) is holding a joint special meeting of shareholders (the “Meeting”), which will be held virtually on November 5, 2026. This joint proxy statement describes proposals to: (1) elect ten members of the Funds’ Boards of Directors/Trustees (collectively, the “Board Members”), nine of whom are current members of each Fund’s Board (each a “Board nominee” and, collectively, the “Board nominees”). If elected, the Board nominees will serve as members of the Board of the Fund(s) in which you own shares; (2) approve new Investment Management Agreements between the Funds and Hartford Funds Management Company, LLC (“HFMC”) or Lattice Strategies LLC (“Lattice”), as applicable; and (3) approve the reclassification of each of The Hartford Capital Appreciation Fund, Hartford Capital Appreciation HLS Fund, Hartford Core Equity Fund, Hartford Disciplined Equity HLS Fund, Hartford Emerging Markets Equity Fund, The Hartford Healthcare Fund, Hartford Healthcare HLS Fund and The Hartford Growth Opportunities Fund from a diversified investment company to a non-diversified investment company and the elimination of each Fund’s related fundamental diversification policy. This joint proxy statement provides you with information relating to the proposals and the Meeting.
Shares of one or more series of Hartford Series Fund, Inc. may have been purchased at your request by your insurance company to serve as investment options under your variable annuity contract or variable life insurance policy. You are eligible to vote on the proposal (or to provide voting instructions to a financial intermediary, such as an insurance company, holding Fund shares in its name for your benefit) if you owned shares of one or more of the Funds as of August 19, 2026. Your proxy card indicates the Fund(s) in which you own shares. For ease of reference, owners of variable annuity contracts and variable life insurance policies are sometimes referred to as “shareholders” and voting instructions are sometimes referred to as a “vote.”
Who is being nominated to serve as Board Members?
Shareholders are being asked to consider the election of Hilary E. Ackermann, Robin C. Beery, Andra S. Bolotin, Derrick D. Cephas, Christine R. Detrick, Gregory A. Frost, John J. Gauthier, Andrew A. Johnson, Paul L. Rosenberg and David Sung (each a “Nominee” and, together, the “Nominees”) as Board Members of the Funds. With the exception of Andra S. Bolotin, the Nominees are current members of each Board. If each of the Nominees is elected to each Board, all the Boards will be composed of the same ten Board Members.
How were the Nominees chosen?
Each Board’s Nominating and Governance Committee is responsible for screening and recommending candidates to the full Board. The Nominating and Governance Committees are made up of all of the Board Members who are not “interested persons” of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Nominating and Governance Committees recommended each Nominee and, at a meeting held on August 4 – 5, 2026, the Nominees were unanimously nominated by the Boards to stand for election.
Why am I being asked to approve new Investment Management Agreements?
Section 15(a) of the 1940 Act provides that no person may serve as an investment adviser to a fund except pursuant to a written contract that, among other things, has been approved by a vote of a majority of the fund’s outstanding voting securities, as defined in the 1940 Act. A change of control of the investment manager causes the automatic termination of the existing investment management agreements and requires the approval of new investment management agreements by the Funds’ Board and shareholders.

On June 3, 2026, The Hartford Insurance Group, Inc. and Wellington Management announced that they had reached a definitive agreement under which Wellington Management will acquire Hartford Funds Management Group, Inc. (“HFMG”) and certain affiliates (including HFMC and Lattice) (the “Transaction”). Upon closing, HFMG will be integrated into Wellington Management’s U.S. Wealth business. The resulting company will be wholly owned by Wellington Management and will ultimately operate under the Wellington name. The Transaction has been approved by both The Hartford Insurance Group, Inc. and Wellington Management, and is expected to close by January 2027. The Transaction amounts to a change of control of the Funds’ investment managers and automatically terminates the Funds’ existing investment management agreements. The proposed new Investment Management Agreements between HFMC or Lattice, as applicable, and the Funds (the “New Agreements”) would be substantially similar to the existing investment management agreements between HFMC or Lattice and the Funds. The Boards are asking shareholders to approve the New Agreements solely as a result of the change in control of HFMG and its affiliates.
Shareholders of Hartford Climate Opportunities Fund, Hartford Hybrid and Credit Opportunities Fund, Hartford International Equity Fund and The Hartford High Yield Fund should be aware that, because each such Fund is expected to be converted to an ETF in October 2026 or November 2026, such shareholders will be asked to approve the New Agreement between HFMC and Hartford Funds Exchange-Traded Trust, which is the agreement that will apply to the new ETFs into which those Funds will convert. Please see the discussion under Proposal 2 in the joint proxy statement for more information.
Why am I being asked to approve changing each of The Hartford Capital Appreciation Fund, Hartford Capital Appreciation HLS Fund, Hartford Core Equity Fund, Hartford Disciplined Equity HLS Fund, Hartford Emerging Markets Equity Fund, The Hartford Healthcare Fund, Hartford Healthcare HLS Fund and The Hartford Growth Opportunities Fund from a diversified fund to a non-diversified fund and eliminating each Fund’s related fundamental diversification policy?
At a meeting held on August 4 – 5, 2026, the Board, including all of the independent Board Members, unanimously approved changing each Fund from a diversified to non-diversified fund and eliminating a related fundamental diversification policy, subject to the approval of each applicable Fund’s shareholders.
As a diversified fund, each of The Hartford Capital Appreciation Fund, Hartford Capital Appreciation HLS Fund, Hartford Core Equity Fund, Hartford Disciplined Equity HLS Fund, Hartford Emerging Markets Equity Fund, The Hartford Healthcare Fund, Hartford Healthcare HLS Fund and The Hartford Growth Opportunities Fund is currently limited in its ability to own the securities of any single issuer.
Some markets and indices, including those these Funds use to measure their performance, have in recent years become more concentrated in a handful of large companies. The 1940 Act’s diversification requirements can force a Fund to underweight those companies, which are generally some of the market’s biggest names, relative to its benchmark. As a result, a Fund’s portfolio management team may not be able to own those companies in the amounts they believe are appropriate for the Fund’s strategy, which ultimately can hinder the Fund’s ability to outperform its benchmark or its non-diversified peer funds with otherwise similar investment strategies.
If Proposal 3 is approved, each named Fund would be permitted to invest a larger percentage of its assets in a single issuer, which would give the portfolio managers increased investment flexibility to manage the Fund consistent with its existing investment objective and strategy.
Notwithstanding the increased investment flexibility and the potential for improved investment performance over time, a non-diversified fund typically presents a greater degree of investment risk due to its ability to invest a greater percentage of the fund’s assets in a single issuer and in fewer issuers overall. Because a non-diversified fund can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers, including greater share price volatility.
Although changing to a non-diversified fund gives each Fund’s investment team more investment flexibility, it does not mean the Fund is changing its investment objective or investment philosophy. While the change to a non-diversified fund classification may allow for the potential for greater risk, each Fund’s portfolio management team intends to manage the Fund using the substantially similar risk and volatility guidelines it has used while managing the Fund as a diversified fund.
HFMC believes that reclassifying the applicable Funds from diversified to non-diversified is in the best interests of each Fund and its shareholders because it provides each Fund’s portfolio managers with increased investment flexibility and the potential for better investment performance over time.
If the proposal is approved by shareholders, each applicable Fund’s diversification classification will change and that Fund’s related fundamental policy with respect to diversification will be eliminated.
Will there be any changes to any Fund’s investment objective or strategy as a result of the Transaction?
No, there will be no changes to any Fund’s investment objective or investment strategy as a result of the Transaction.
Will there be any changes to any Fund’s portfolio management team as a result of the Transaction?
No, there will not be any changes to any Fund’s portfolio management team as a result of the Transaction. HFMC or Lattice, as applicable, will continue to serve as the investment manager for the Funds. Wellington personnel will continue to provide investment management and related services to the Funds that Wellington currently sub-advises but Wellington will no longer serve in the capacity as a sub-adviser. Wellington personnel, acting on behalf of HFMC, will provide such investment advisory services under an intercompany arrangement whereby Wellington will share resources with HFMC. For the Funds for which Schroder Investment Management North America Inc. or an affiliate (collectively, “Schroders”) or Mellon Investments Corporation (“Mellon”) currently serves as a sub-adviser, Schroders or Mellon will continue to act as sub-adviser and HFMC will continue to serve as the investment manager (as noted above) and to oversee the sub-adviser.
Will the Proposals result in higher total annual fund operating expenses after fee waiver and/or expense reimbursement for any Fund?
No. The Proposals are not expected to result in an increase in total annual fund operating expenses after any applicable fee waiver and/or expense reimbursement for any Fund, as shown in the respective Fund’s prospectus. The Transaction is not expected to result in any changes to current fee waiver and expense reimbursement arrangements for the applicable Funds.
Who will pay the costs incurred in connection with the Meeting?
The Hartford Insurance Group, Inc. and Wellington Management will pay the expenses relating to the enclosed Notice and Joint Proxy Statement and the Meeting, including printing, mailing, solicitation, vote tabulation, legal fees and out-of-pocket expenses.
The Funds have retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy services firm and the Funds’ proxy tabulator, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Broadridge will receive approximately $30 million for such services (including reimbursement of out-of-pocket expenses).
How do the Boards of the Funds recommend that I vote?
The Board recommends that you vote “FOR” each proposal that applies to your Fund(s).
How can I vote?
There are five different ways you can vote your shares:
•
Via the Internet.   Access the Internet address provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•
Via live agent.   Call Broadridge, the Funds’ proxy solicitor, toll free at 855-496-3017.

•
By touchtone telephone.   Call the toll-free number provided on your proxy card and follow the instructions. You will need the control number provided on your proxy card.

•
By mail.   Complete, sign, and date your proxy card and mail it to the address shown on the card.

•
Virtually at the meeting.   You may virtually attend the special meeting of shareholders and vote; however, even if you intend to do so, we encourage you to vote early using one of the methods discussed above. Please see the Joint Proxy Statement for instructions on how to vote at the meeting if you hold shares through a financial intermediary in its name for your benefit. Variable annuity contract owners and variable life insurance policy holders should follow the instructions provided by their insurance company. Please see “Special Note to Variable Annuity Contract/Variable Life Insurance Owners” below.

With respect to Proposal 1, you may vote for “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT” with the option to identify certain Board nominees that would be excluded from a “vote for.” With respect to Proposals 2 and 3, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
Your vote is important. Whichever method you choose, we urge you to read the full text of the attached joint proxy statement before voting.
How can I participate in the virtual meeting?
Virtual Meeting
The Meeting will be a virtual meeting, which will be conducted via live webcast.
To participate in the Meeting virtually via the Internet, please visit www.virtualshareholdermeeting.com/HARTFD2026. You may ask Meeting related questions during the virtual Meeting. Questions will be reviewed and responded to as needed.
Attending the Virtual Meeting
The Meeting will be held entirely online using the unique link provided above. Additional information about the Meeting is provided below:
•
Shareholders may submit questions while attending the Meeting via the Internet. For instructions on how to do so, please see below.

•
The meeting webcast will begin promptly at 10:00 a.m., Eastern Time on Thursday, November 5, 2026.

•
We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m., Eastern Time, on Thursday, November 5, 2026 and you should allow ample time for the check-in procedures.

Submitting Questions at the Virtual Meeting
During the Meeting, if you wish to ask a question, you may do so by entering your question in the field provided in the web portal at or before the time the matters are before the Meeting for consideration. Questions submitted during the Meeting will not be visible to other attendees.
During the formal portion of the Meeting, all questions presented should relate directly to the Proposal under discussion, which will be answered before the voting is closed. To allow us to answer questions from as many shareholders as possible, we may limit the number of questions each shareholder may ask. Questions from multiple shareholders on the same topic or that are otherwise related to a particular topic may be grouped, summarized and answered together. If questions submitted are irrelevant to the business of the Meeting or are out of order or not otherwise suitable for the conduct of the Meeting as determined in the judgment of the chair of the Meeting, we may choose not to address them. If there are any matters of individual concern to a shareholder and not of general concern to all shareholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Meeting.

Technical Assistance for the Virtual Meeting
We encourage shareholders to log into the virtual Meeting fifteen (15) minutes prior to the start of the Meeting to test their Internet connectivity. If you encounter any technical difficulties with the virtual meeting, the Technical Support phone numbers will be posted on the virtual shareholder meeting (“VSM”) website. Technical Support will be available starting at 9:45 a.m., Eastern Time on Thursday, November 5, 2026.
What if I have questions or need more information?
If you have any questions or need more information about voting, visit our proxy resource center at www.hartfordfunds.com/proxy2026 or call us toll-free at (855) 496-3017. To view or obtain a copy of the most recent annual or semi-annual report of the Funds, please go to www.hartfordfunds.com. To view the Joint Proxy Statement, please go to www.proxyvote.com and enter the Control Number located on your proxy card.
Thank you for being a shareholder of Hartford Funds and for voting promptly.
Special Note to Variable Annuity Contract/Variable Life Insurance Owners
If you own a variable annuity contract or variable life insurance policy whose values are allocated to one or more series of Hartford Series Fund, Inc., you are receiving this material because your insurance company is asking you to provide it with instructions as to how to vote the shares attributable to your contract at the meeting or any adjourned session. Please complete the instruction card and return it to your insurance company as directed on the card or in the accompanying materials you received from the insurance company. Please do not return the instruction card to the Funds.
Please Vote Now.
To avoid further solicitation mailings, phone calls, texts, and other outreach, we urge you to vote as soon as possible via the Internet, by telephone, or by mail (or, if you own a variable annuity contract or variable life insurance policy whose values are allocated to one or more series of Hartford Series Fund, Inc., follow the instructions on the voting instruction card). No matter how large or small your investment in one or more of the Funds may be, your vote is important.
THE ATTACHED JOINT PROXY STATEMENT CONTAINS
MORE DETAILED INFORMATION ABOUT THE PROPOSALS.
PLEASE READ IT CAREFULLY.

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
A Joint Special Meeting of Shareholders (the “Meeting”) of the series listed below (each a “Fund” and collectively, the “Funds”) of The Hartford Mutual Funds, Inc. (“HMF”), The Hartford Mutual Funds II, Inc. (“HMF II”), Hartford Funds Exchange-Traded Trust (“HFETT”), Lattice Strategies Trust (“LST”) and Hartford Series Fund, Inc. (“HLS”) will take place virtually on November 5, 2026 at 10:00 a.m. Eastern Time to consider and vote on the following proposals, as described more fully in the accompanying joint proxy statement:
Proposal No.	Description of Proposal
1.	The election of nominees to the Boards of Directors/Trustees of the Funds (each, a “Board”).
2.	The approval of new Investment Management Agreements between the Funds and Hartford Funds Management Company, LLC (“HFMC”) or Lattice Strategies LLC (“Lattice”), as applicable.
3.	The approval to reclassify each of The Hartford Capital Appreciation Fund, Hartford Capital Appreciation HLS Fund, Hartford Core Equity Fund, Hartford Disciplined Equity HLS Fund, Hartford Emerging Markets Equity Fund, The Hartford Healthcare Fund, Hartford Healthcare HLS Fund and The Hartford Growth Opportunities Fund from a diversified investment company to a non-diversified investment company and to eliminate each Fund’s related fundamental diversification policy;
4.	To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.
Shareholders of record at the close of business on August 19, 2026 (the “Record Date”) are entitled to vote at the Meetings. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. The Boards have reviewed each Proposal and recommend that you vote FOR the proposals listed in this notice that apply to your Fund(s). The Joint Proxy Statement provides more information on the proposals. Please read it carefully, complete the enclosed proxy card, and return your completed proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Joint Proxy Statement. YOUR VOTE IS IMPORTANT. Voting takes only a few minutes — and voting early means you’re less likely to receive follow-up reminders by mail, text or phone. If we do not hear from you, you may receive a telephone call from a representative of HFMC, any of its affiliates, or from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote your shares. Please see the attached Questions and Answers and the joint proxy statement for more information on how to participate in the virtual meeting.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE JOINT PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.
On behalf of the Boards,
Gregory A. Frost
President and Chief Executive Officer
Dated: August 24, 2026

THE HARTFORD MUTUAL FUNDS, INC.
The Hartford Balanced Income Fund	The Hartford Capital Appreciation Fund
The Hartford Checks and Balances Fund	Hartford Climate Opportunities Fund
The Hartford Conservative Allocation Fund	Hartford Core Equity Fund
The Hartford Dividend and Growth Fund	Hartford Dynamic Bond Fund
Hartford Emerging Markets Equity Fund	The Hartford Emerging Markets Local Debt Fund
The Hartford Equity Income Fund	The Hartford Floating Rate Fund
Hartford Global Impact Fund	The Hartford Healthcare Fund
The Hartford High Yield Fund	The Hartford Inflation Plus Fund
Hartford International Equity Fund	The Hartford International Growth Fund
The Hartford International Opportunities Fund	The Hartford International Value Fund
Hartford Hybrid and Credit Opportunities Fund	The Hartford MidCap Fund
The Hartford MidCap Value Fund	Hartford Moderate Allocation Fund
Hartford Moderately Aggressive Allocation Fund	Hartford Multi-Asset Income Fund
The Hartford Municipal Opportunities Fund	Hartford Municipal Short Duration Fund
Hartford Real Asset Fund	The Hartford Short Duration Fund
Hartford Small Cap Value Fund	The Hartford Small Company Fund
The Hartford Strategic Income Fund	Hartford Sustainable Municipal Bond Fund
The Hartford Total Return Bond Fund	The Hartford World Bond Fund
THE HARTFORD MUTUAL FUNDS II, INC.
The Hartford Growth Opportunities Fund	The Hartford Small Cap Growth Fund
Hartford Schroders Core Fixed Income Fund	Hartford Schroders Diversified Opportunities Fund
Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi-Sector Bond Fund
Hartford Schroders International Contrarian Value Fund	Hartford Schroders International Multi-Cap Value Fund
Hartford Schroders International Stock Fund	Hartford Schroders Tax-Aware Bond Fund
Hartford Schroders US MidCap Opportunities Fund	Hartford Schroders US Small Cap Opportunities Fund
HARTFORD FUNDS EXCHANGE-TRADED TRUST
Hartford AAA CLO ETF	Hartford Alpha Capture Growth ETF
Hartford Alpha Capture Value ETF	Hartford Core Bond ETF
Hartford Dynamic Bond ETF	Hartford Equity Premium Income ETF
Hartford Large Cap Growth ETF	Hartford Municipal Opportunities ETF
Hartford Strategic Income ETF	Hartford Schroders Tax-Aware Bond ETF
Hartford Total Return Bond ETF

LATTICE STRATEGIES TRUST
Hartford Disciplined US Equity ETF
Hartford Multifactor Developed Markets (ex-US) ETF
Hartford Multifactor Emerging Markets ETF
Hartford Multifactor Small Cap ETF
Hartford Multifactor US Equity ETF
Hartford US Quality Growth ETF
Hartford US Value ETF
HARTFORD SERIES FUND, INC.
Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund	Hartford Dividend and Growth HLS Fund
Hartford Healthcare HLS Fund	Hartford International Opportunities HLS Fund
Hartford MidCap HLS Fund	Hartford Small Company HLS Fund
Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund
Hartford Ultrashort Bond HLS Fund	Hartford Small Cap Growth HLS Fund

JOINT PROXY STATEMENT
November 5, 2026
Information about Voting and the Meeting
The enclosed proxy is being solicited by the Boards of Directors or Trustees, as applicable (each, a “Board” and together, the “Boards”) of The Hartford Mutual Funds, Inc. (“HMF”), The Hartford Mutual Funds II, Inc. (“HMF II”), Hartford Funds Exchange-Traded Trust (“HFETT”), Lattice Strategies Trust (“LST”) and Hartford Series Fund, Inc. (“HLS”). Each of HMF, HMF II and HLS is a Maryland corporation (each a “Company” and together, the “Companies”) and each of HFETT and LST are Delaware statutory Trusts (each a “Trust” and, collectively, the “Trusts”). The proxy is being solicited in connection with the Joint Special Meeting of Shareholders (the “Meeting”) of the series listed in Appendix A (each, a “Fund” and collectively, the “Funds”), to be held virtually on November 5, 2026, at 10:00 a.m., Eastern Time, and at any adjournment(s) or postponement(s) of the Meeting. The Meeting will be held virtually on November 5, 2026 for the purposes described in the accompanying Notice of Joint Special Meeting of Shareholders.
Proxy Solicitor and Payment of Related Expenses
The costs associated with the solicitation, including the cost of preparing and mailing the Notice of the Joint Special Meeting of Shareholders and this Joint Proxy Statement, will be paid jointly by The Hartford Insurance Group, Inc. and Wellington Management. The approximate mailing date of this Joint Proxy Statement is September 8, 2026. Representatives of Hartford Funds Management Company, LLC (“HFMC”), any of its affiliates, or Broadridge Financial Solutions, Inc. (“Broadridge”), a firm authorized by HFMC to assist in the solicitation of proxies, may contact you to solicit your proxy by mail or by telephone. The costs associated with the proxy statement, including printing, mailing, solicitation, vote tabulation and legal fees, are estimated to be approximately $30 million. As the meeting date approaches, shareholders of the Funds may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
Voting and Methods of Tabulation
You are entitled to notice of, and to vote at, the Meeting (or to provide voting instructions to a financial intermediary holding Fund shares in its name for your benefit) only if you owned shares of a Fund as of the close of business on August 19, 2026 (the “Record Date”). To participate in the Meeting, shareholders should visit www.virtualshareholdermeeting.com/HARTFD2026 and submitting the required information to Broadridge Financial Solutions, Inc., the Funds’ proxy tabulator.
Shareholders of the Funds are entitled to one vote for each full share and a proportionate fractional vote for each fractional share held as of the Record Date. Each properly executed proxy received before the Meeting, unless revoked, will be voted at the Meeting in accordance with the shareholder’s instructions. With respect to Proposal 1, votes can be cast “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT” with the option to identify certain Board nominees that would be excluded from a “vote for.” With respect to Proposals 2 and 3, votes can be cast “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes (proxy cards received by each Company or Trust, as applicable, from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have no effect on the vote on Proposal 1 and the same effect as a vote “AGAINST” the other Proposals. As far as the Boards are aware, no matters other than those described in this Joint Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters in their discretion.
Properly executed proxy cards that have been returned by shareholders without instructions will be voted (1) “FOR ALL” with respect to the election of each of the nominees for Director/Trustee of each Company or Trust; (2) “FOR” the approval of a new Investment Management Agreement between the Funds and Hartford Funds Management Company, LLC or Lattice Strategies LLC, as applicable; and (3) “FOR” the approval to reclassify each of The Hartford Capital Appreciation Fund, Hartford Capital Appreciation HLS Fund, Hartford Core Equity Fund, Hartford Disciplined Equity HLS Fund, Hartford Emerging Markets Equity Fund, The Hartford Healthcare Fund, Hartford Healthcare HLS Fund and The Hartford Growth Opportunities Fund from a diversified investment company to a non-diversified investment company and to eliminate each Fund’s related fundamental diversification policy.
If you hold your Fund shares through a Coverdell Education Savings Account, Individual Retirement Account, or 403(b) Account for which State Street Bank and Trust Company serves as custodian, you must instruct the financial intermediary how to vote your shares. Fund shares held in these types of accounts on the Record Date (defined below) for which no timely instructions are received will be voted in the same proportion as voted by all Fund shareholders. Please consult your financial intermediary for more information about its practices with respect to voting beneficial owners’ shares. Proprietary assets of HFMC or its affiliates invested in the Funds will be voted FOR the Proposals or voted in the same proportion as voted by such Fund’s other shareholders, depending on the account through which the shares are held. As of the Record Date (as defined below), proprietary assets of HFMC or its affiliates amounted to 50% or more of the outstanding shares in the Hartford Alpha Capture Growth ETF, Hartford Dynamic Bond ETF and Hartford Equity Premium Income ETF. As a result, in the case of these Funds the Proposals may be approved by the vote FOR the Proposals by HFMC and its affiliates, without additional votes FOR the Proposals by other shareholders of the Funds. In addition, shares held by a Fund’s sub-adviser will be voted in accordance with the sub-adviser’s proxy voting policies and procedures.
Shareholders may revoke authority to vote their shares by (i) giving written notice of revocation to the Secretary of the Companies/Trusts; (ii) properly submitting, either by Internet, mail, or telephone, a proxy bearing a later date; or (iii) appearing at the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy. As beneficial owners of shares held through a broker or other nominee, shareholders must contact the organization that holds their shares to receive instructions as to how to revoke voting instructions.
Ownership of Fund Shares
The table in Appendix L sets forth the number of shares of each Fund issued and outstanding at the close of business on the Record Date. A list of each Fund’s shareholders of record as of the Record Date will be available for inspection during the Meeting.
To the best of the Funds’ knowledge, the persons listed in Appendix M beneficially owned more than 5% or 25% of the outstanding shares of the class or Fund indicated.
Shareholder Voting
Shareholders may authorize their proxy to vote by completing and returning the enclosed proxy card. Shareholders may also authorize their proxy to vote by telephone or by internet by following the instructions on the proxy card. To authorize their proxy to vote by internet or by telephone, shareholders will need the “control number” that appears on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.
The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement beginning on or about September 8, 2026, but proxies may also be solicited by a representative of HFMC, any affiliate or from our proxy solicitor, Broadridge. If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to shareholders. Shareholders may also provide written authorization to their financial adviser to vote the proxy on their behalf.
In all cases where a telephonic proxy is solicited by Broadridge, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to the Broadridge representative, then the Broadridge representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the applicable Proposals. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Joint Proxy Statement. The Broadridge representative will record the shareholder’s instructions on the card.
Within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.
Although a shareholder’s vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed proxy card or by telephone or the internet as set forth on the proxy card. The last proxy vote received in time to be voted, whether by proxy card, telephone or internet, will be the vote that is counted and will revoke all previous votes by the shareholder. Only those shareholders owning shares as of the close of business on the Record Date may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Shareholders who own shares registered in their own names and which are held in an account directly with the Fund (or Funds) will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting.
If you hold Fund shares through a financial intermediary, you will not be able to vote virtually at the Meeting unless you previously have obtained a “legal proxy” from your financial intermediary, which will provide you with a new control number. It may take several days for this process and you must submit your “legal proxy” to Broadridge in a reasonable time prior to the Meeting.
As a shareholder, you will not have appraisal rights in connection with the Proposals described in this Joint Proxy Statement.
Quorum and Adjournment
The presence, either in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast at the Meeting shall constitute a quorum. If a quorum is not present or if a quorum is present but sufficient votes to approve any proposal are not received, the chairman of the Meeting may adjourn the Meeting to a date not more than 120 days after the Record Date without notice other than announcement at the Meeting. A shareholder vote may be taken for each proposal in this Joint Proxy Statement prior to any adjournment provided that there is a quorum. If a proposal is considered and receives a sufficient number of votes for approval prior to any adjournment, the proposal shall be adopted and shall not require any further shareholder approval at any adjournment or otherwise. At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting. The approval of any individual Proposal does not impact the approval of the other Proposals in this Joint Proxy Statement, and any adjournment of the Meeting may relate to one or more of the Proposals.
Important Notice Regarding the Availability of Proxy Materials
For the Joint Special Meeting of Shareholders to be Held on November 5, 2026
Copies of the Funds’ most recent annual and semi-annual reports, including financial statements, are available at no charge by visiting www.hartfordfunds.com; by sending a written request to Hartford Funds, 690 Lee Road, Wayne Pennsylvania 19087; or by calling 1-888-843-7824 (mutual funds) or 1-800-456-7526 (ETFs).
To view the Joint Proxy Statement and obtain voting information, please go to www.proxyvote.com on or after August 31, 2026. For information about the joint proxy statement, please call toll-free 855-496-3017.

i

PROPOSAL 1
ELECTION OF BOARD MEMBERS
At the Meeting, shareholders will be asked to elect members of each Board, each to serve an indefinite term. Each Board has nominated each of Hilary E. Ackermann, Robin C. Beery, Andra S. Bolotin, Derrick D. Cephas, Christine R. Detrick, Gregory A. Frost, John J. Gauthier, Andrew A. Johnson, Paul L. Rosenberg and David Sung (each a “Nominee” and together, the “Nominees”) as Directors or Trustees, as applicable.
With the exception of Ms. Bolotin, the Nominees are the current members of each Board. With the exception of Ms. Bolotin, Mr. Frost and Mr. Gauthier, the Nominees have previously been elected by shareholders. Each Nominee, with the exception of Mr. Frost, is an independent or disinterested person, which means they are not “interested persons” of the Companies or Trusts, as defined in the Investment Company Act of 1940 (“1940 Act”). Such individuals are commonly referred to as “Independent Board Members.” Each of the current Directors/Trustees (“Board Members”) will continue to serve as Board Members, including Mr. Frost and Mr. Gauthier, who have been appointed by the Board but not elected by shareholders. Subject to shareholder approval, the effective date for Ms. Bolotin to become an Independent Board Member pursuant to her election by shareholders will be February 1, 2027, or the closing date of the Transaction, whichever is later. Each of the Nominees has consented to being named in this Joint Proxy Statement and to serve as a Board Member if elected.
Pertinent information regarding each Nominee’s principal occupation and business experience during at least the past five years, number of portfolios overseen or to be overseen and other directorships held is included in Appendix B. Shareholders wishing to send communications to the Nominees may submit written correspondence, directed to the Nominees, in care of the applicable Company’s/Trust’s Secretary, Thomas R. Phillips, c/o Hartford Funds, 690 Lee Road, Wayne, Pennsylvania 19087.
Each Board’s Nominating and Governance Committee operates pursuant to a written charter and is responsible for making nominations of candidates for appointment or election as independent Board Members. Accordingly, the Nominating and Governance Committee, at its meeting held on August 4 – 5, 2026, nominated each current Independent Board Member and Mr. Frost, and nominated Ms. Bolotin for election as an Independent Board Member by shareholders at the Meeting.
The governing documents for the Funds do not set forth any specific qualifications to serve as a Director/Trustee. The Charter for each Nominating and Governance Committee sets forth criteria that the Committee should consider as minimum requirements for consideration as an Independent Board Member, including: 15 years of business or academic experience in a management, administrative or other oversight capacity; a college degree or business experience equivalent to a college degree; an ability to invest in the Funds; a person of high ethical standards; and a person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of Fund shareholders.
Each Nominating and Governance Committee and each Board concluded, based on each Nominee’s experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other Nominees, that each Nominee is qualified to serve as a Board Member for each Company or Trust, as applicable. Among the attributes and skills common to all Nominees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, each Board has considered the actual service of each Nominee in concluding that the Nominee should serve or continue to serve as a member of each Board. Each Nominee’s ability to perform his or her duties effectively has been attained through the Nominee’s education and work experience, as well as service, where applicable, as a Director/Trustee for the Funds and/or other entities. The individual qualifications of each Board nominee are described in Appendix C.
A summary of certain, but not necessarily all, factors that led each Nominating and Governance Committee and Board to conclude that each Nominee should be elected or re-elected to the Board is provided below.
•
Each Nominee currently serving on the Board has dedicated considerable time and has executed his or her duties as a Board member with diligence and made substantial contributions during his or her service on the Board.

•
Each Nominee has a desire and availability to serve as a Board member and each Nominee has a reputation for integrity, honesty, and high ethical standards.

•
In the case of each Independent Nominee, there is an absence of conflicts that would interfere with qualifying as an Independent Board Member.

•
Each Nominee possesses the experience and demonstrated ability to exercise sound business judgment.

•
Each Nominee understands the role and responsibilities of serving as a Board Member, including the responsibilities of an Independent Board Member under the regulatory framework governing registered investment companies.

•
Each Nominee possesses the skills necessary to critically evaluate information presented to the Board, to interact collaboratively and effectively with HFMC, other service providers, and other Board Members, and to enable the Board to operate effectively in governing the Funds and protecting shareholders’ interests.

•
Each Fund achieves operational efficiencies by having the same Board Members oversee it and each of the other Funds.

In addition to individual qualifications, the qualifications described above are among those that each Nominating and Governance Committee may consider for any future Independent Nominees. The Nominating and Governance Committee periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. It is the Nominating and Governance Committee’s policy to consider Board Member candidates recommended by shareholders using the same criteria the Committee uses to evaluate other candidates. Any Nominees recommended by shareholders must demonstrate an ability to represent all shareholders and not just a limited set of shareholders. A shareholder may submit a nomination to the Board by following the procedures detailed under “Shareholder Communications” below.
For a copy of the Nominating and Governance Committee Charter, please refer to Appendix D.
Board Leadership, Committee Structure, and Oversight
The Board currently consists of nine Board Members, eight of whom are Independent Board Members. If the Nominees are elected, the Board of the Funds will consist of ten Board Members, nine of whom will be Independent Board Members.
Christine R. Detrick, a current Independent Board Member, serves as the Chair of the Board and (i) presides over Board meetings and participates in the preparation of agendas for the Board and committee meetings, (ii) acts as a liaison with the Funds’ officers, HFMC, other service providers, and other Board Members between meetings, and (iii) coordinates Board activities and functions with the Chairs of the Board’s committees. The Board has determined that its leadership and committee structure is appropriate in light of the composition of the Board, its committees, and Ms. Detrick’s tenure with the Board and extensive knowledge of the investment management industry. The Board believes its leadership structure enhances the effectiveness of the Board’s oversight role because it provides a foundation for the Board to work effectively with HFMC and other service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Board Members.
Standing Committees
As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee; Compliance and Risk Oversight Committee; Contracts Committee; Investment Committee; and Nominating and Governance Committee (collectively, the “Committees”). The Funds do not have a standing compensation committee; however, the Nominating and Governance Committee is responsible for making recommendations to the Board regarding the compensation of the Independent Board Members. The Board has adopted written charters for the Audit Committee, the Compliance and Risk Oversight Committee, the Investment Committee, and the

Nominating and Governance Committee. The Funds do not have a compensation committee because their executive officers do not receive any direct compensation from the Funds. The Nominating and Governance Committee periodically reviews Independent Board Member compensation, typically on a bi-annual basis. The Board comprehensively reviews the Chief Compliance Officer’s (“CCO”) compensation, which is paid in part by HFMC and in part by the Funds (HFMC bears the costs allocated to certain of the ETFs).
The Audit Committee currently consists of the following Independent Board Members: Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. The Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) assists the Board in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Funds’ internal audit function; and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Funds’ independent registered public accounting firm reports directly to the Audit Committee, and the Audit Committee regularly reports to the Board of Directors/Trustees.
Management is responsible for maintaining appropriate systems for accounting. The Funds’ independent registered public accounting firm is responsible for conducting a proper audit of the Funds’ financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to approval by the Independent Board Members and ratification by the Fund shareholders, as required) and evaluate the Funds’ independent registered public accounting firm, to determine the compensation of the Funds’ independent registered public accounting firm and, when appropriate, to replace the Funds’ independent registered public accounting firm.
The Compliance and Risk Oversight Committee currently consists of Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. The Compliance and Risk Oversight Committee assists the Board in its oversight of the adoption and implementation of compliance and enterprise risk management policies and procedures.
The Contracts Committee currently consists of all Independent Board Members of the Funds: Hilary E. Ackermann; Robin C. Beery; Derrick D. Cephas; Christine R. Detrick; John J. Gauthier; Andrew A. Johnson; Paul L. Rosenberg; and David Sung. The Contracts Committee assists the Board in its consideration and review of fund contracts and the consideration of strategy-related matters.
The Investment Committee currently consists of Robin C. Beery, John J. Gauthier, and Andrew A. Johnson. The Investment Committee assists the Board in its oversight of the Funds’ investment performance and related matters.
The Nominating and Governance Committee currently consists of all Independent Board Members of the Fund: Hilary E. Ackermann; Robin C. Beery; Derrick D. Cephas; Christine R. Detrick; John J. Gauthier; Andrew A. Johnson; Paul L. Rosenberg; and David Sung. The Nominating and Governance Committee: (i) screens and selects candidates to the applicable Board and (ii) periodically reviews and evaluates the compensation of the Independent Board Members and makes recommendations to the Board regarding the compensation of, and expense reimbursement policies with respect to, Independent Board Members. The Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for Independent Board Members. The Nominating and Governance Committee will consider nominees recommended by shareholders for Independent Board Members positions if a vacancy among the Independent Board Members occurs and if the nominee meets the Committee’s criteria.
The Board currently meets at least five times a year and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Board Members also meet regularly outside of the presence of HFMC and are advised by independent legal counsel.
Information about the number of times the Board and each Committee met during each Fund’s most recent fiscal year is provided in Appendix E. No Board Member attended less than 75% of the total number of meetings of each Board and Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

The Board has engaged HFMC to manage the Funds on a day-to-day basis. The Board is responsible for overseeing HFMC, other service providers, and each Fund in accordance with the provisions of the 1940 Act, state law, other applicable laws, and each Fund’s governing documents. The Board reviews each Fund’s performance, operating expenses, and investment strategies and risks. The Board also reviews HFMC and its role in running the day-to-day operations of the Funds, including Fund administration, Fund accounting, Fund transfer agency operations and shareholder services, and Fund distribution.
Day-to-day risk management with respect to the Funds is the responsibility of HFMC or other service providers (depending on the nature of the risk), subject to oversight by HFMC. The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including investment, compliance, financial, operational, and valuation risks. The Funds’ service providers, which are responsible for the day-to-day operations of the Funds, implement risk management strategies in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and control measures to eliminate all risks and their possible effects. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
The Compliance and Risk Oversight Committee, Audit Committee, and Investment Committee receive reports or other information from HFMC regarding risk assessment and management. In addition, HFMC has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the investment manager, and the chairperson of that committee reports to the Compliance and Risk Oversight Committee on a semi-annual basis (or more frequently if appropriate). The Compliance and Risk Oversight Committee assists the Board in overseeing the activities of the Funds’ CCO, and the CCO provides an annual report to the Compliance and Risk Oversight Committee and the Board regarding material compliance matters. The Compliance and Risk Oversight Committee and the Board receive and consider other reports from the CCO throughout the year.
The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Audit Committee oversees risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Funds’ Treasurer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Audit Committee operates pursuant to a written charter. For a copy of the Audit Committee Charter, please refer to Appendix F.
The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the investment manager relating to investment performance, including information regarding investment risk. The Investment Committee meets regularly with the Funds’ portfolio managers to discuss investment performance achieved by the Funds and the investment risks assumed by the Funds to achieve that performance.
The Committee structure facilitates the timely and efficient consideration of matters by the Board Members and fosters effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and their associated risks.
The CCO of the Funds and HFMC oversees the implementation and testing of the Funds’ compliance program and reports to the Board at least quarterly regarding compliance matters for the Funds, HFMC, and the Funds’ other service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.
Finally, the Board appoints Fund officers to oversee the Funds’ daily operations. Each officer is an employee of HFMC. Information about the executive officers of each Fund is set forth in Appendix G.
Board Compensation
Information relating to compensation paid to Board Members is provided in Appendix H.

Equity Securities Owned by Board Nominees and Executive Officers
Information relating to the dollar range of equity securities owned by Board Nominees in the Funds as of June 30, 2026, is set forth in Appendix I. Information concerning the Board Nominees’ and the Funds’ executive officers’ aggregate ownership in the Funds is provided in Appendix J.
Investment Manager, Principal Underwriter and Other Service Providers
HFMC is the investment manager for each Fund except for the series of Lattice Strategies Trust, for which Lattice, HFMC’s wholly owned subsidiary, is the investment adviser (HFMC and Lattice are collectively referred to as “HFMC”). HFMC is an indirect subsidiary of The Hartford Insurance Group, Inc. (“The Hartford”), a Connecticut-based insurance company. As of June 30, 2026, HFMC had approximately $163.8 billion in discretionary and non-discretionary assets under management. HFMC is responsible for the management of the Funds and supervises the activities of the Funds’ sub-advisers. In addition, HFMC, its affiliate(s) or certain third-party service providers provide Fund administration, Fund accounting, and other administrative services to the Funds, including personnel, services, equipment and facilities and office space for proper operation of the Funds. HFMC’s principal offices are located at 690 Lee Road, Wayne, Pennsylvania 19087.
Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC and a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”), serves as the principal underwriter for each of the series of HMF, HMF II and HLS pursuant to an Underwriting Agreement approved by the Board. HFD’s principal offices are located at 690 Lee Road, Wayne, Pennsylvania 19087. ALPS Distributors, Inc. (“ALPS”), an unaffiliated broker-dealer and a member of FINRA, located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as the principal underwriter for the ETFs.
Hartford Administrative Services Company (“HASCO”), an affiliate of HFMC and a registered transfer agent, serves as transfer agent for the series of HMF, HMF II and HLS. State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114, serves as the ETFs’ transfer agent. State Street also serves as the Funds’ custodian bank and holds the Funds’ cash, portfolio securities, and other investments in a custodial account established for each Fund.
On June 3, 2026, The Hartford Insurance Group, Inc. (“The Hartford”) and Wellington Management Company LLP (“Wellington”) announced that they had reached a definitive agreement under which Wellington will acquire Hartford Funds Management Group, Inc. (“HFMG”) and certain affiliates (including HFMC and Lattice) (the “Transaction”). Upon closing, HFMG will be integrated into Wellington’s U.S. Wealth business. The resulting company will be wholly owned by Wellington and will ultimately operate under the Wellington name. The Transaction has been approved by both The Hartford and Wellington and is expected to close by January 2027.
REQUIRED VOTE
For all Companies and Trusts, other than LST, the affirmative vote of a plurality of the votes cast with respect to a Nominee at the Meeting, assuming a quorum is present, is necessary to elect each Nominee under this proposal. This means that, assuming a quorum is present, the Board nominees who receive the most votes will be elected even if none of the Nominees receive an outright majority of votes. In an uncontested election, as is the case for this election of Board members, the plurality requirement does not affect the outcome of the election. For LST, the affirmative vote of a majority of the votes cast with respect to a Nominee at the Meeting, assuming a quorum is present, is necessary to elect each Board nominee under this proposal. Because each Fund is a series of its respective Company or Trust, each shareholder vote will be counted together with the votes of shareholders of the other series of the applicable Company or Trust, voting as a single class in the election of Board Members. For Proposal 1, you may vote for “FOR ALL,” “WITHHOLD ALL” or “FOR ALL EXCEPT” with the option to identify certain Board nominees that would be excluded from a “vote for.”. Unless otherwise instructed, the proxies will vote all properly executed proxy cards and voting instruction cards “FOR ALL” the Nominees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board Members, including a majority of the Independent Board Members, of each Fund have selected PricewaterhouseCoopers LLP (“PwC”) as the Funds’ independent registered public accounting firm for each Fund’s current fiscal year. PwC also will review the Funds’ federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to each Fund’s Audit Committee that they are independent auditors with respect to the Fund. Each Fund’s Audit Committee has considered whether the provision by PwC to the Fund of non-audit services to the Fund or of professional services to HFMC and entities that control, are controlled by or are under common control with HFMC is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available if any matter arises requiring their presence.
The amount of fees paid by the Funds for the two most recent fiscal years for all audit, non-audit, tax, and all other services provided directly to the Funds by the Funds’ independent registered public accounting firm is provided in Appendix K.
The Boards unanimously recommend that you vote “FOR” Proposal 1.

PROPOSAL 2
APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS
At a meeting on August 4 – 5, 2026, the Boards, including all of the Independent Board Members, approved new Investment Management Agreements between HFMC and each of HMF, HMF II, HLS, HFETT and between Lattice and LST on behalf of the Funds (each a “New Agreement” and, collectively, the “New Agreements”). If approved by shareholders, the New Agreements will replace the current Investment Management Agreements between HFMC and HMF, HMF II, HLS and HFETT and between Lattice and LST (together, the “Current Agreements”). Copies of the forms of each New Agreement are attached as Appendix N.
Hartford Funds Management Company, LLC currently serves as investment manager for all series of HMF, HMF II, HLS and HFETT. Lattice serves as investment adviser to the series of LST. Currently, Wellington Management Company LLP (“Wellington”), Schroder Investment Management North America Inc. (“SIMNA”), Schroder Investment Management North America Ltd. (“SIMNA Ltd.”), and Mellon Investments Corporation (“Mellon”) serve as sub-adviser to one or more Funds. The Funds for which each HFMC, Lattice, Wellington, SIMNA, SIMNA Ltd. and Mellon serve as investment manager, investment adviser or investment sub-adviser, as applicable, are set forth in Appendix A.
As noted above with respect to Proposal 1, The Hartford Insurance Group, Inc. and Wellington Management announced that they had reached a definitive agreement under which Wellington will acquire Hartford Funds Management Group, Inc. and certain affiliates including HFMC and Lattice. Upon the closing of the Transaction, HFMG will be integrated into Wellington Management’s U.S. Wealth business. The resulting company will be wholly owned by Wellington Management and will ultimately operate under the Wellington name. The Transaction is expected to close by January 2027. Upon the closing of the Transaction, Wellington will no longer serve as sub-adviser to any Fund. The current sub-advisory arrangements with SIMNA, SIMNA Ltd. and Mellon will automatically terminate upon the closing of the Transaction; however, the Board will rely on the Funds’ multi-manager exemptive relief issued by the SEC and approve new sub-advisory arrangements for the Funds under which each such entity would continue to serve as sub-adviser.
The Funds’ Board is proposing the New Agreements for each Fund because the Current Agreements will terminate upon completion of the Transaction. As required by the 1940 Act, each Current Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The consummation of the Transaction, therefore, will result in the assignment of the Current Agreements and their automatic termination. As a result, shareholders of each Fund are being asked to approve the New Agreement(s) for their Fund(s). The New Agreements would only be effective as of the consummation of the Transaction. If the Transaction is not completed, the New Agreements would not go into effect and the Current Agreements would remain in force.
Shareholders of Hartford Climate Opportunities Fund, Hartford Hybrid and Credit Opportunities Fund, Hartford International Equity Fund and The Hartford High Yield Fund are being asked to approve the New Agreement between HFMC and Hartford Funds Exchange-Traded Trust. Effective in October 2026, Hartford International Equity Fund, Hartford Climate Opportunities Fund, and The Hartford High Yield Fund, each a series of The Hartford Mutual Funds, Inc., each is expected to convert from a mutual fund to an exchange-traded fund (“ETF”) by means of a reorganization into Hartford Alpha Capture International Equity ETF, Hartford Alpha Capture International Value ETF and Hartford High Yield ETF, respectively (each an “Acquiring ETF”), each a series of HFETT. Effective in November 2026, Hartford Hybrid and Credit Opportunities Fund is also expected to convert into an Acquiring ETF series of HFETT by means of a similar reorganization. In order to ensure that each Acquiring ETF is a party to both the Current Agreement for Hartford Climate Opportunities Fund, Hartford Hybrid and Credit Opportunities Fund, Hartford International Equity Fund and The Hartford High Yield Fund and the New Agreement that will apply to the Acquiring ETFs, prior to the expected conversion date and each Acquiring ETF’s public offering to shareholders, the Board and the sole initial shareholder of the Acquiring ETFs are expected to approve both the Current Agreement and the New Agreement for HFETT with approval of the New Agreement contingent upon the approval of the New Agreement by shareholders of Hartford Climate Opportunities

Fund, Hartford Hybrid and Credit Opportunities Fund, Hartford International Equity Fund and The Hartford High Yield Fund.
If approved by shareholders, the New Agreements will not result in any changes to any Fund’s investment strategy or portfolio management team, and will not result in an increase in the overall fees paid by any Fund.
The terms of each New Agreement will be identical to those of the Current Agreements. The only difference that will result from completion of the Transaction is that HFMC and Lattice will become wholly owned subsidiaries of Wellington Management. The key terms of the New Agreements are described below.
The closing of the Transaction, which is currently expected to take place in the first quarter of 2027, is subject to customary conditions, including among other things, approval of the proposed New Agreements by a sufficient number of the Funds. In the event that the closing of the Transaction and the termination of a Fund’s Current Agreement occurs before shareholder approval of the New Agreement for the Fund is obtained, it is anticipated that the Fund would rely on Rule 15a-4 under the 1940 Act, which permits each Board (including a majority of the Independent Board Members) to approve and enter into an interim advisory agreement (“Interim Advisory Agreement”) pursuant to which HFMC or Lattice would serve as an interim adviser to a Fund for up to 150 days following the termination of the Current Agreement. At a meeting held on August 4 – 5, 2026, the Boards approved an Interim Advisory Agreement for each Fund, which would only take effect if the Closing occurs before a Fund’s shareholders approve the New Agreement. In the event that the New Agreement is not approved by a Fund’s shareholders, the Board will take such action as it believes to be in the best interest of the respective Fund and its shareholders, including, potentially, liquidation.
HFMG, a Delaware corporation formed in 2013, is a holding company that, through its subsidiaries and affiliates, provides advisory, asset management, limited broker-dealer and related products and services. HFMG’s investment management services are provided through its wholly owned subsidiaries, HFMC and Lattice. HFMC and Lattice are investment advisers registered with the SEC that serve as the investment manager or adviser to 79 Hartford Funds as of June 30, 2026, including 18 ETFs. HFMC and Lattice currently retain sub-advisers, which include Wellington, to manage the daily investment of the assets of the majority of the Hartford Funds. HFMC and Lattice monitor the sub-advisers for performance, compliance, management and legal activities. After the Transaction is finalized, HFMC and its affiliates, including Lattice, will continue to provide investment management services to the Funds but will be integrated into Wellington’s wealth management business.
Wellington Management Company was incorporated in 1933. The current Wellington Management Company LLP, a Delaware limited liability partnership, was established in 2014 and succeeded to the registration of the original firm on January 1, 2015. Wellington is one of the world’s largest independent investment management firms, serving as a trusted adviser to approximately 3,070 clients across more than 66 countries. As of June 30, 2026, the firm manages approximately $1.4 trillion in assets on behalf of a diverse client base, including pension plans, endowments and foundations, insurers, family offices, fund sponsors, global wealth managers, and other institutional and intermediary clients. The parent company of Wellington is Wellington Management Group LLP, a Massachusetts private limited liability partnership. The firm is owned by 184 partners as of January 1, 2026, all of whom are active in the business.
For nearly a century, Wellington has maintained a differentiated approach to its ownership structure, organizational design, and investment platform. As a private partnership with investment management as its sole business, the firm is able to align its long-term perspectives and interests closely with those of its clients. Central to this approach is a commitment to fostering a diverse and inclusive workforce, recognizing that the best investment outcomes are driven by the thoughtful exchange of varied perspectives.
Wellington traces its roots to the founding of the Wellington Fund in 1928. The firm is headquartered in Boston, Massachusetts, and maintains a broad global presence, with offices across the United States —  including Chicago, Needham, New York, Radnor, and San Francisco — as well as in key international financial centers such as Dubai, Frankfurt, Hong Kong, London, Luxembourg, Madrid, Milan, Shanghai, Singapore, Sydney, Tokyo, Toronto, and Zurich.

Wellington’s US Wealth business currently oversees roughly $1.4 trillion (as of June 30, 2026) in client assets under management, including the Funds Wellington currently sub-advises for Hartford Funds. One of Wellington’s top strategic priorities is to further strengthen and expand its presence in the US Wealth market, which is one of the largest and fastest growing segments of the global asset management market. Wellington currently sponsors three registered funds that it distributes in the US Wealth market so the acquisition of Hartford Funds will dramatically increase the firm’s presence as a sponsor and distributor of funds in the US Wealth market. The Hartford Funds business is expected to become the foundation of Wellington’s “direct” (i.e., proprietary sales) presence in that market.
Wellington personnel will continue to provide investment advisory and related services to the Funds that Wellington currently sub-advises but Wellington will no longer serve in the capacity as a sub-adviser. Wellington personnel, acting on behalf of HFMC, will provide such investment advisory services under an intercompany arrangement whereby Wellington will share resources with HFMC. As noted above, Schroders or Mellon, as applicable, will continue to serve as sub-adviser to the Funds for which they currently provide such services and HFMC or an affiliate will continue to serve as the investment manager and will continue to oversee the sub-adviser. The intercompany agreement between Wellington and HFMC, among other things will provide that Wellington’s investment professionals providing services to the Funds currently sub-advised by Wellington will be subject to the supervision of both Wellington and HFMC and certain applicable policies of both Wellington and HFMC as appropriate in light of the shared services being provided.
Hartford Funds and Wellington believe that the Transaction will benefit Fund shareholders in a number of ways.
•
First, it provides continuity. Unlike many transactions in the asset management space, there will not be widespread changes that can be disruptive. HFMC as the investment manager and the investment professionals responsible for managing the Funds’ investment portfolios will not change upon close.

•
Second, HFMC will now be part of a large, stable private partnership with a long-term mindset whose sole business is investment management and that is committed to continuing to invest in the business.

•
Third, we expect that over time economies of scale in Fund operations and servicing may result in lower Fund operating expenses. Moreover, if the strategy underlying the Transaction is successful in contributing to improved distribution and growth prospects for the business, many Funds may pay lower effective management fee rates as assets increase.

•
Finally, the combined organization should be better positioned to respond more effectively to financial advisor and shareholder needs. For example, as one organization we will be able to streamline and improve coordination. HFMC and Wellington together can bring investment insights to financial advisors and their clients more seamlessly and quickly, along with associated service and support. We can innovate on product design more effectively, whether that be enhancements to existing investment strategies, the development of new strategies, or the addition of new vehicles.

The change in ownership of HFMC is not anticipated to create any costs for the Funds nor any negative effects for the Funds or their shareholders. As noted above, the terms of the New Agreements will be the same as those of the Current Agreements, and no fee changes are expected to occur as a result of the Transaction.
It is anticipated that following the closing of the Transaction, the majority of the Funds and any investment advisers being transferred to Wellington Management in the Transaction will operate under the Wellington brand. We expect that branding the Funds under the Wellington umbrella will be broadly helpful to the distribution of the Funds. Hartford Funds has established a strong brand name among financial advisors, leveraging in part its reputation for excellent service and engagement — which will continue under Wellington Management’s ownership. Wellington’s brand is oriented to its investment heritage and focus and is generally well-known and well-regarded in the distributor “home office”/CIO/investment research community.
In completing the Transaction, The Hartford and Wellington Management have agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of securities or a controlling interest in an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each Fund’s Board currently meets this test and is expected to do so after the Transaction is completed. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Hartford and Wellington Management have agreed under the Transaction Agreement to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) in relation to any public funds advised by HFMC and Wellington, respectively.
Description of Current and New Agreements
The following is a summary of the terms of the Current Agreements and the New Agreements, which are substantially identical.
Duties of the Investment Manager.   Under the Current and New Agreements, HFMC, directly or through an affiliate, administers the business and affairs of the Companies/Trusts and the Funds and may retain and compensate sub-advisers that invest and reinvest the assets of the Funds pursuant to sub-advisory agreements with HFMC. In this regard, HFMC will, whether directly or through engagement of sub-advisers, regularly provide each Fund with research, advice and supervision, and will furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. HFMC shall also monitor, supervise and oversee any sub-adviser. In addition, HFMC will regularly provide such administrative and management services as may from time to time be requested by the Companies/Trusts or Funds as necessary for the operation of the Funds. The provisions of the New Agreements with respect to these services and duties are identical to those of the Current Agreements and enumerate certain existing obligations and responsibilities, including, among others, the investment management and administrative and management services outlined below:
Investment Management Services
•
Providing and, as necessary, re-evaluating and updating the investment objectives and parameters, asset classes, and risk profiles of the Funds.

•
Determining, as permitted through the engagement of sub-advisers as the case may be, what securities and other financial instruments should be purchased for the Funds and the portion of the Funds’ portfolios to be held in cash.

•
Monitoring the Funds’ performance and examining and recommending ways to improve performance.

•
Meeting with and monitoring sub-advisers to confirm their compliance with the Funds’ investment strategies and policies and for their adherence to legal and compliance procedures.

•
Researching and recommending sub-advisers or portfolio managers for the Funds.

•
Reporting to the Boards on the performance of each Fund and recommending action as appropriate.

Administrative and Management Services
•
Assisting in all aspects of the Funds’ operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serving as the liaison between such service providers and the Board.

•
Drafting and negotiating agreements between service providers and the Funds.

•
Preparing meeting materials for the Funds’ Board and producing such other materials as the Board may request.

•
Coordinating and overseeing filings with the SEC.

•
Developing and implementing compliance programs for the Funds.

•
Providing day-to-day legal and regulatory support for the Funds.

•
Assisting the Funds in the handling of regulatory examinations.

•
Making reports to the Board regarding the performance of the Funds’ investment adviser.

•
Maintaining and preserving records relating to the Funds.

•
Performing due diligence on third-party service providers and negotiating service agreements with those third parties.

Compensation.   Under the Current and New Agreements, HFMC or an affiliate receives, as compensation for its services, a fee from the applicable Fund computed separately for each Fund. The amount of the investment management fee for each Fund is determined by applying the daily equivalent of an annual fee rate to the net assets of each Fund. As noted above, no changes in the investment management fees are expected under the New Agreements.
The New Agreements, if approved by shareholders of each Fund, will not result in an increase in fees to shareholders.
Expenses Paid by the Funds.   Under the Current and New Agreements, no change to any Fund’s operating expenses is anticipated.
Liability of HFMC and Lattice.   The Current and New Agreements provide that HFMC and Lattice will not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of any Fund, as long as HFMC or Lattice shall have acted in good faith and with due care. HFMC and Lattice are not protected from liability to any Fund or its shareholders to the extent that the liability is due to its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under the Current and New Agreements.
Term of the Investment Management Agreement.   The term of the Current and New Agreements will continue in effect as to a Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the Agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either by the Board or by a “vote of a majority of the outstanding voting securities” of that Fund, as defined under the 1940 Act. In either event, such continuance must also be approved by the vote of the majority of the Independent Board Members.
Termination of the Investment Management Agreement.   The Current and New Agreements may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to such agreement. The following parties may terminate the Current and New Agreements:
•
the applicable Board of the Company or Trust;

•
a majority of the outstanding voting securities of a Fund with respect to that Fund; and

•
HFMC or Lattice

The Current and New Agreements each will automatically terminate in the event of its “assignment,” as that term is defined under the 1940 Act.
Amendments to the Investment Management Agreement.   The Current and New Agreements may be amended by the parties thereto (which include HFMC or an affiliate and each Company/Trust) provided that the amendment is approved by the vote of a majority of the outstanding voting securities of each relevant Fund or by the vote of a majority of the Board of the applicable Fund, including a majority of the Independent Board Members.

Any required shareholder approval of any amendment will be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment; or (b) all the Funds of the applicable Company/Trust.
Board Considerations in Approving the New Agreement
At a series of virtual and in-person meetings held during May, June, July and August 2026, the Boards discussed the Transaction and the New Agreements in detail and at an in-person meeting on August 4 – 5, 2026, the Board of each Fund, including each of the Independent Board Members, unanimously voted to approve the New Agreements on behalf of each Fund and recommend that shareholders approve the New Agreements.
The Boards, including the Independent Board Members, are responsible for selecting the Funds’ investment manager, approving the investment manager’s selection of Fund sub-advisers and approving each Company’s/Trust’s investment management and sub-advisory agreements, their periodic continuation and any amendments. The Boards considered such information as they deemed reasonably necessary to evaluate the New Agreements, which included not only the information specifically presented in connection with the Transaction and the approval of the New Agreements, but also information furnished to the Boards at their meetings throughout the year as well as the Boards’ substantial accumulated experience in interacting with HFMC and Wellington on matters relating to the oversight of the Funds. Information provided to the Boards at their meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by HFMC and its affiliates. The Boards also considered the materials and presentations provided by HFMC and Wellington, as well as the independent consultant engaged by the Independent Board Members to assist them in evaluating each Fund’s fees and expenses (the “Independent Consultant”), in connection with the Boards’ annual approval of the continuation of the Current Agreements and the current sub-advisory agreements between HFMC and Wellington with respect to the Funds currently sub-advised by Wellington, which was completed at the Boards’ meeting on August 4 – 5, 2026 (the “Annual Contract Renewal”).
At the Board meetings, the Independent Board Members conferred with representatives of HFMC and Wellington about the Transaction and the New Agreements and related matters. At these Board meetings, senior representatives of HFMC and Wellington made presentations to and responded to questions from the Boards. The Independent Board Members also conferred separately with their independent counsel on numerous occasions to discuss information about the Transaction and other matters related to the Transaction, to consider the New Agreements, and to discuss legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.
In providing information to the Boards regarding the New Agreements, HFMC and Wellington were guided by a request for information submitted by independent counsel on behalf of the Independent Board Members. In this regard, the Board received information about the Transaction, including, but not limited to: (i) information about the structure, financing and material terms and conditions of the Transaction; (ii) information about Wellington Management, including its businesses and operations, organization, capabilities, personnel, resources, financial condition, and regulatory and compliance record; (iii) information about Wellington Management’s plans with respect to the Funds and HFMC, HFD and HASCO after the closing of the Transaction, including plans for and anticipated roles and responsibilities of senior management and other key employees of HFMC; and (iv) information about the anticipated impacts of the Transaction on the Funds and their shareholders.
In connection with the Boards’ evaluation of the New Agreements, HFMC and Wellington advised the Board about a variety of matters, including, but not limited to, the following:
•
there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by HFMC, including investment management and other services, after the closing of the Transaction;

•
the New Agreements will not result in any changes to any Fund’s investment strategy or portfolio management team;

•
the operation of HFMC within the larger Wellington Management firm after the closing of the Transaction should enhance its ability to attract and retain talented professionals;

•
the Funds should benefit from having access to Wellington Management’s state-of-the-art technology and risk management analytic tools, including investment tools;

•
the management fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements;

•
the New Agreements will not result in an increase in the overall expenses paid by any Fund;

•
Wellington has no present intention to alter any expense limitations and fee waivers currently in effect for any of the Funds and, while it reserves the right to do so in the future, it would seek the approval of the Boards before making any changes;

•
following the Transaction, the HFD sales force will continue to distribute shares of the Funds;

•
the Funds will not bear any expenses, directly or indirectly, in connection with the Transaction, including costs associated with obtaining shareholder approval;

•
under the Transaction Agreement, HFMC and Wellington Management have agreed that neither will take any steps that would impose an “unfair burden” (as that term is defined in Section 15(f) of the 1940 Act) on the Funds as a result of the Transaction; and

•
The Hartford Insurance Group, Inc., HFMC and Wellington would derive benefits from the Transaction and, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The Board also considered the information provided by HFMC and Wellington regarding the following factors, among others:
•
the potential benefits to the Funds and Fund shareholders from being part of a larger, combined investment platform with Wellington-sponsored funds and accounts, including possible economies of scale and access to investment opportunities;

•
the potential for expanding distribution of Fund shares through improved access to third party distribution;

•
the reputation, financial strength and resources of Wellington and its affiliates;

•
the compliance program and policies and procedures of Wellington;

•
the terms and conditions of the New Agreements, including the fact that, except for the dates of the New Agreements, the terms and conditions of the New Agreements will be the same as the terms and conditions of the corresponding Current Agreements; and

•
the fact that, within the past year, the Boards had performed an annual or initial review, as applicable, of the Current Agreements as required by Section 15(c) of the 1940 Act.

In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their shareholders, the Board considered detailed information provided in connection with the Annual Contract Renewal. In this regard, in connection with the Annual Contract Renewal, the Board received information and materials regarding, among other matters: (i) each Fund’s performance and other investment-related matters, including information from Broadridge, in its capacity as an independent provider of investment company data, comparing the investment performance of each Fund to an appropriate universe of peer funds selected by Broadridge; (ii) each Fund’s fees and expenses, including information from Broadridge comparing each Fund’s contractual management fees, actual management fees and total expense ratios relative to an appropriate group of funds selected by Broadridge; (iii) information regarding HFMC’s profitability with respect to each Fund; (iv) economies of scale; (v) other benefits to HFMC and its affiliates from their relationships with the Funds; and (vi) other information relevant to an evaluation of the nature, extent and quality of the services provided by HFMC and Wellington in response to a series of detailed questions posed by independent counsel on behalf of the Independent Board Members. The Independent Board Members also considered the independent analysis and views of the Independent

Consultant regarding each Fund’s fees and total operating expenses in the context of the Fund’s investment performance. Based on their review of the information and materials provided in connection with the Annual Contract Renewal, the Boards concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by HFMC under the Current Agreements and that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services provided under the Current Agreements.
In determining whether to approve the New Agreements for the Funds, the members of the Boards reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Boards deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Boards may have weighed certain factors differently, the Boards’ determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Boards throughout the year and specifically with respect to the Transaction and the approval of the New Agreements. The Boards were furnished with an analysis of their fiduciary obligations in connection with their evaluation and, throughout the evaluation process, the Boards were assisted by counsel for the Funds, and the Independent Board Members were also separately assisted by their independent legal counsel.
A summary of the important, but not necessarily all, factors considered by the Boards with respect to its approval of the New Agreements and its recommendation that shareholders approve the New Agreements is provided below.
Nature, Extent and Quality of Services Provided by HFMC
The Boards considered the nature, extent and quality of the services that HFMC would continue to provide to each Fund under the New Agreements. The Boards considered a representation made by Wellington and HFMC that the Funds will not experience any diminution in the nature, extent or quality of advisory services currently provided to the Funds. In this regard, the Boards considered, among other things, the terms of the New Agreements and the range of services to be provided by HFMC thereunder, including HFMC’s oversight of fund operations and service providers, and provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Funds’ sub-advisers.
The Boards considered that Wellington will no longer serve in the capacity as a sub-adviser and, instead, under the New Agreements, HFMC will provide day-to-day portfolio management services for the Funds currently sub-advised by Wellington. The Boards considered that Wellington personnel, acting on behalf of HFMC, will provide investment advisory and portfolio management services to such Funds under an intercompany arrangement whereby Wellington will share resources with HFMC. The Boards considered that there will not be any changes to any Fund’s portfolio management team as a result of the Transaction. In connection with the Annual Contract Renewal, the Boards considered Wellington’s investment personnel, investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience, as well as the expertise of the portfolio managers and Wellington’s method for compensating the portfolio managers. The Boards also considered information regarding plans for Wellington’s investment platform line management function to conduct ongoing investment oversight for the Funds for which Wellington will no longer serve in the capacity as a sub-adviser after the Transaction, which will include monitoring and evaluating the Funds and their portfolio management teams and investment performance.
The Boards also considered that the day-to-day operational functions of HFMC are not anticipated to change as a result of the Transaction and that, over time, Wellington Management will assess whether there are operational efficiencies or other enhancements that may be realized by further integration of HFMC into Wellington Management’s operations. In this regard, the Board considered that, with limited exceptions, substantially all in-scope employees of HFMC (including senior management and other key individuals) are expected to continue at HFMC in their same roles initially after the Transaction and that the reporting lines among such HFMC employees are expected to remain substantially unchanged after the closing of the Transaction. The Boards considered information regarding the infrastructure, systems and resources within the Wellington Management organization that will support HFMC’s provision of services to the Funds under the New Agreements.
Based on these considerations, among others, the Boards concluded that they were satisfied with the nature, extent and quality of the services that HFMC would continue to provide to each Fund under the New Agreements.
Performance of each Fund
In connection with the Annual Contract Renewal, the Boards considered the investment performance of each Fund and evaluated each Fund’s performance. The Boards also considered the detailed investment analytics reports provided by HFMC throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. Additionally, the Boards considered that the day-to-day portfolio management of the Funds is expected to be unchanged by the Transaction. The Boards concluded that they had continued confidence in HFMC’s overall capabilities to manage the Funds under the New Agreements.
Costs of the Services and Profitability of HFMC
In connection with the Annual Contract Renewal, the Boards considered information regarding the costs of the services provided and the profits realized by HFMC and its affiliates from their relationships with the Funds, including information regarding profitability trends over time. The Boards also considered that the Independent Board Members’ prior independent consultant had previously reviewed the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Current Agreements and that the prior independent consultant previously reported that such process is reasonable, sound and consistent with common industry practice.
The Board considered information about the impact of the Transaction on HFMC. The Boards noted that the New Agreements would not result in an increase in the overall management fee rates payable by the Funds. The Boards considered that, with respect to the Funds currently sub-advised by Schroders or Mellon, HFMC does not anticipate material changes to HFMC’s profitability as a result of the Transaction. The Board considered that, with respect to the Funds currently sub-advised by Wellington, HFMC will no longer pay to Wellington an external sub-advisory fee with respect to those Funds after the Transaction and, instead, HFMC’s profitability is expected to reflect internal expense allocations associated with Wellington personnel, investment resources and related support. The Boards considered information regarding the methodologies and estimates to be used by HFMC in calculating profitability for purposes of reporting to the Board in connection with the approval of the New Agreements. The Boards noted that if the New Agreements are approved by shareholders and the Transaction closes, the Boards will have the opportunity in the future to review the profitability of HFMC from investment advisory activities under the New Agreements.
Comparison of Fees and Services Provided by HFMC
In connection with the Annual Contract Renewal, the Boards considered a detailed analysis of the Funds’ fees and expenses, including comparative information that had been provided with respect to the management fees paid by each Fund to HFMC under the Current Agreements and the total expense ratios of the Fund. The Boards also considered a representation made by Wellington and HFMC that they do not anticipate seeking any increases in management fees or total expense ratios in the Funds as a result of the Transaction. The Boards also considered a representation made by Wellington and HFMC that they are not contemplating any changes in the agreements relating to expense limitations and fee waivers in effect immediately prior to the Transaction. Based on these considerations, among others, the Boards concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters considered, were reasonable in light of the services to be provided under the New Agreements.

Economies of Scale
In connection with the Annual Contract Renewal, the Boards considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of that Fund. In this regard, the Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Boards noted that the New Agreements would not result in any change in the management fee schedules for the Funds. Based on these considerations, among others, the Boards concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective management fees and total expense ratios for the Fund at its current and reasonably anticipated asset levels.
Other Benefits
In connection with the Annual Contract Renewal, the Boards considered information regarding other benefits to HFMC, Wellington and their affiliates from their relationships with the Funds, including fees for fund accounting services performed by HFMC, fees for transfer agency services performed by HASCO, and distribution fees paid to HFD. The Boards also considered other benefits to HFMC, Wellington and their affiliates from their anticipated relationships with the Funds following the Transaction. The Boards noted that there would be no changes to the contractual arrangements with HFMC, HASCO and HFD for fund accounting services, transfer agency services and distribution services, respectively, including the fees payable thereunder. The Boards also considered information regarding certain benefits to other investment products sponsored by Wellington that may result from the acquisition by Wellington Management of HFD and its resources.
Conclusion
Based upon their review of these various factors, among others, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Boards, including the Independent Board Members, unanimously approved the New Agreements and voted to recommend that shareholders approve the New Agreements.
The Funds have received an order from the U.S. Securities and Exchange Commission (“SEC”) that permits HFMC, for certain Funds and from time to time, without the expense and delays associated with obtaining shareholder approval, to enter into and change the terms (including sub-advisory fees) of sub-advisory agreements with sub-advisers that are not affiliates of HFMC. HFMC currently employs Wellington, Schroders and Mellon, each a registered investment adviser, as sub-adviser for one or more of the Funds. As noted above, after the Transaction is completed, Wellington is not expected to serve as sub-adviser to any Fund. However, Schroders’ and Mellon’s service as sub-adviser to the Funds for which each currently serves as sub-adviser is expected to continue following approval of the New Agreements.
Additional Information
For additional information about HFMC, the amounts of investment management fees paid to HFMC with respect to each Fund for the most recently completed fiscal year and “Other Fee Payments,” see Appendix O.
REQUIRED VOTE
For each Fund, approval of this Proposal requires an affirmative vote of the lesser of: (i) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. If the shareholders of a particular Fund do not approve this Proposal, the applicable New Agreement will not take effect, and the applicable Current Agreement will continue in effect as to that Fund.
The Boards unanimously recommend that you vote “FOR” Proposal 2.

PROPOSAL 3
APPROVAL TO RECLASSIFY EACH OF THE HARTFORD CAPITAL APPRECIATION FUND, HARTFORD CAPITAL APPRECIATION HLS FUND, HARTFORD CORE EQUITY FUND, HARTFORD DISCIPLINED EQUITY HLS FUND, HARTFORD EMERGING MARKETS EQUITY FUND, THE HARTFORD HEALTHCARE FUND, HARTFORD HEALTHCARE HLS FUND AND THE HARTFORD GROWTH OPPORTUNITIES FUND FROM A DIVERSIFIED INVESTMENT COMPANY TO A NON-DIVERSIFIED INVESTMENT COMPANY AND TO ELIMINATE EACH FUND’S RELATED FUNDAMENTAL DIVERSIFICATION POLICY
Shareholders are being asked to review and consider reclassifying each of The Hartford Capital Appreciation Fund (“Capital Appreciation Fund”), Hartford Capital Appreciation HLS Fund (“Capital Appreciation HLS Fund”), Hartford Core Equity Fund (“Core Equity Fund”), Hartford Disciplined Equity HLS Fund (“Disciplined Equity HLS Fund”), Hartford Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), The Hartford Healthcare Fund (“Healthcare Fund”), Hartford Healthcare HLS Fund (“Healthcare HLS Fund”) and The Hartford Growth Opportunities Fund (“Growth Opportunities Fund”) from a diversified investment company to a non-diversified investment company and eliminating the following related fundamental diversification policy with respect to each Fund:
“The Fund has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of the Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.”
Section 5(b) of the 1940 Act requires an investment company to be classified as either diversified or non-diversified, and a fund’s classification as diversified is considered a fundamental policy that cannot be changed without shareholder approval. Diversified funds are subject to the restrictions described in the policy set forth above while non-diversified funds are not. As a result, a non-diversified fund is permitted to hold a greater percentage of its assets in the securities of a single issuer.
If the proposal is approved by shareholders of a Fund at the Meeting, that Fund will elect to be classified as a non-diversified series of an open-end management investment company, which means that the Fund will not be required to comply with the diversification rules of the 1940 Act set forth in the policy above, although the Fund must meet the tax-related diversification requirements set forth below.
Capital Appreciation Fund and Capital Appreciation HLS Fund, Core Equity Fund and Disciplined Equity HLS Fund
The primary performance benchmark for Capital Appreciation Fund, Capital Appreciation HLS Fund, Core Equity Fund and Disciplined Equity HLS Fund is the S&P 500 Index. The S&P 500 Index is a float-adjusted market capitalization weighted price index composed of 500 widely held common stocks.
Emerging Markets Equity Fund
The primary performance benchmark for Emerging Markets Equity Fund is the MSCI Emerging Markets (“MSCI EM Index”) Index. The MSCI EM Index is designed to capture large and mid cap securities across emerging market countries.
Healthcare Fund and Healthcare HLS Fund
The primary performance benchmark for Healthcare Fund and Healthcare HLS Fund is the S&P Composite 1500 Health Care Index (the “Composite 1500 Health Care Index”). The Composite 1500 Health Care Index is a float-adjusted market capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

Growth Opportunities Fund
The primary performance benchmark for Growth Opportunities Fund is the Russell 3000 Growth Index (the “Russell 3000 Growth”), which is designed to measure the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalization.
While none of the Funds is an index fund, each Fund’s portfolio managers evaluate and consider all of the holdings in the applicable performance index as potential investment opportunities. Over the past few years, certain stocks have experienced extraordinary increases in market capitalization. These stocks have included, for example, Apple, Inc., Amazon.com, Inc., Meta Platforms, Inc., Alphabet, Inc. and Microsoft Corp. As a result, indices such as those used by the Funds to track performance that have higher weightings to these stocks have become much less diversified at the individual stock level.
Although increased levels of concentration have fluctuated in the applicable indices in the past, HFMC and Wellington believe that this market concentration is likely to persist rather than “self-correct” as it has historically.
Due to the 1940 Act diversification requirements, a diversified fund like each Fund must underweight these holdings relative to their weights in the performance index even if the portfolio managers find them to be attractive investment opportunities. For this reason, maintaining each Fund as a diversified investment company is expected to increasingly limit each Fund’s investment flexibility within its investment universe as represented by its performance index and put each Fund at a competitive disadvantage against those of its peer funds that operate as non-diversified investment companies. Conversely, if a Fund operates as a non-diversified investment company, which would allow it to invest a greater percentage of its assets in a smaller number of issuers, the Fund will have increased investment flexibility that would allow its portfolio to better reflect the current composition of its investment universe.
For the reasons discussed above, HFMC believes that reclassifying each Fund as non-diversified is in the best interests of the Fund and its shareholders because operating as a non-diversified investment company will provide each Fund’s investment team with increased investment flexibility and potential for better investment performance over time.
Notwithstanding the increased investment flexibility and the potential for improved investment performance over time, a non-diversified fund typically presents a greater degree of investment risk due to its ability to invest a greater percentage of the fund’s assets in a single issuer and in fewer issuers overall. Because a non-diversified fund can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers, including greater share price volatility. For example, a sector-wide downturn or adverse regulatory development affecting one or more of the fund’s larger holdings may cause the fund’s share price to decline more sharply than it would have under its prior diversified structure, while poor performance by a single large holding of a fund would adversely affect the fund’s performance to a greater extent than if the fund were invested in a larger number of issuers. As a result, a non-diversified fund’s share price may fluctuate more than that of a similar fund that is more broadly diversified.
Tax Diversification Requirements
If the proposal is approved, each Fund would continue to be subject to tax diversification tests under Subchapter M of the Internal Revenue Code of 1986, as amended, which apply to regulated investment companies. To qualify for pass through tax treatment as a regulated investment company, a Fund must, among other requirements, limit its investments so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.
No other changes to the Funds are expected as a result of this Proposal 3 and each Fund will continue to invest pursuant to its current investment objective and strategies.

REQUIRED VOTE
For each Fund, approval of Proposal 3 requires an affirmative vote of the lesser of: (i) 67% or more of each applicable Fund’s shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of each applicable Fund. If the shareholders of a particular Fund do not approve this proposal, that Fund will continue to be classified as a diversified investment company.
Only shareholders of The Hartford Capital Appreciation Fund, Hartford Capital Appreciation HLS Fund, Hartford Core Equity Fund, Hartford Disciplined Equity HLS Fund, Hartford Emerging Markets Equity Fund, The Hartford Healthcare Fund, Hartford Healthcare HLS Fund and The Hartford Growth Opportunities Fund will be asked to vote on Proposal 3.
The Boards unanimously recommend that you vote “FOR” Proposal 3.

OTHER MATTERS
Management does not intend to present any business to the Meeting not mentioned in this Joint Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in their discretion.
OTHER SERVICE PROVIDERS
The following affiliated companies also provide services to the Funds and will continue to do so whether or not Fund shareholders approve the proposals. HFMC or Lattice, an affiliate of HFMC, serves as the Funds’ investment manager and also provides fund accounting and administration services to each Fund. HFD serves as the Funds’ principal underwriter. As underwriter, HFD is responsible for the sale and distribution of fund shares. HASCO performs transfer agency services for each series of HMF, HMF II and HLS. As transfer agent, HASCO — either directly or through a sub-transfer agent — among other things, receives and processes purchase and redemption orders, effects transfers of shares, prepares and transmits payments for dividends and distributions, and maintains records of accounts. The principal business address for HFMC, HFD, and HASCO is 690 Lee Road, Wayne, Pennsylvania 19087.
PORTFOLIO TRANSACTIONS AND BROKERAGE
For the fiscal year ended July 31, 2025, October 31, 2025, or December 31, 2025, as applicable, the Funds did not pay brokerage commissions to any affiliate of HFMC or Wellington.
SHAREHOLDER COMMUNICATIONS
Shareholders who want to communicate with the Board or any individual Board member(s) should write their Fund to the attention of the Secretary of the Fund, 690 Lee Road, Wayne, PA 19087. Communications to the Board must be signed by the shareholder and must specify: (i) the shareholder’s name and address; (ii) the number of Fund shares owned by the shareholder; (iii) the Fund(s) in which the shareholder owns shares; and (iv) for shares held in “street name,” the name of the financial intermediary that holds Fund shares in its name for the shareholder’s benefit. The Secretary will forward such communications to the Board or the applicable Board member(s) at the next regularly scheduled meeting, if practicable, or promptly after receipt if the Secretary determines that the communications require more immediate attention.
Householding.   HFMC has adopted a policy to permit sending only one copy of a prospectus, proxy statement, annual report, or semiannual report to certain shareholders residing in the same “household,” unless a Fund has received instructions to the contrary. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 1-888-843-7824 (mutual funds) or 1-800-456-7526 (ETFs), or send a written request with your name, the name of your Fund (or Funds), and your account number or numbers to Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060 (mutual funds) or 690 Lee Road, Wayne, PA 19087 (ETFs). For overnight mail, please send the request to Hartford Funds, 801 Pennsylvania Ave., Suite 219060, Kansas City, MO 64105-1407 (mutual funds) or 690 Lee Road, Wayne, PA 19087 (ETFs).
A copy of each Fund’s most recent annual reports, annual financial statements or a copy of the prospectuses or proxy, is available upon request, and without charge.
Please go to www.proxyvote.com to view the proxy statement on the internet or call 855-496-3017 toll free and a copy will be sent without charge. Please go to www.hartfordfunds.com to view the Funds’ annual reports, annual financial statements or prospectuses on the internet or contact the applicable Fund at Hartford Funds, P.O. Box 219060, Kansas City, MO 64121-9060 (mutual funds) or 690 Lee Road, Wayne, PA 19087 (ETFs) and a copy will be sent without charge by first class mail within three business days of your request.
SHAREHOLDER PROPOSALS
The Funds are not required to hold shareholder meetings annually, and none of the Funds currently intends to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. To be considered for inclusion in the proxy statement at any subsequent meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, a shareholder proposal must be submitted to the applicable Fund at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal laws. The timely submission of a proposal does not guarantee its inclusion. As of the date of this Joint Proxy Statement, no shareholder proposals had been submitted for this Meeting.
Each Company’s or Trust’s Bylaws currently provide that, in order for a shareholder to nominate a candidate for election as a director or a shareholder to propose other business to be presented at the Funds’ next Annual Meeting of shareholders, other than a shareholder proposal included in a Proxy Statement pursuant to Rule 14a-8, notice of such nomination or proposal must be delivered to the Company’s or Trust’s Secretary at its principal executive office not earlier than 120 days prior to such annual meeting and no later than 5:00 p.m., Eastern Time, on the 90th day prior to such annual meeting, or the 10th day following the day on which public announcement is first made of the date of the annual meeting. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder’s notice.
Special Note to Variable Annuity Contract/Variable Life Insurance Owners
Submitting Voting Instructions to your Insurance Company.   If you own a variable annuity contract or a variable life insurance policy whose values are allocated to one or more series of Hartford Series Fund, Inc., you received this material because your insurance company is asking you to provide it with instructions as to how to vote the shares attributable to your contract at the Meeting or any adjourned session. Please complete the instruction card and return it to your insurance company as directed on the card or in the accompanying materials you received from the insurance company. Please do not return the instruction card to the Funds.
On behalf of the Board of Directors/Trustees
Thomas R. Phillips
Secretary and Vice President
August 24, 2026

Appendix A: Fund Names
The Funds will be referred to throughout this Proxy Statement as listed below:
Fund	Term used in the Proxy Statement
Mutual Funds
The Hartford Mutual Funds, Inc.	HMF
The Hartford Balanced Income Fund	Balanced Income Fund
The Hartford Capital Appreciation Fund	Capital Appreciation Fund
The Hartford Checks and Balances Fund	Checks and Balances Fund
Hartford Climate Opportunities Fund	Climate Opportunities Fund
The Hartford Conservative Allocation Fund	Conservative Allocation Fund
Hartford Core Equity Fund	Core Equity Fund
The Hartford Dividend and Growth Fund	Dividend and Growth Fund
Hartford Dynamic Bond Fund	Dynamic Bond Fund
Hartford Emerging Markets Equity Fund	Emerging Markets Equity Fund
The Hartford Emerging Markets Local Debt Fund	Emerging Markets Local Debt Fund
The Hartford Equity Income Fund	Equity Income Fund
The Hartford Floating Rate Fund	Floating Rate Fund
Hartford Global Impact Fund	Global Impact Fund
The Hartford Healthcare Fund	Healthcare Fund
The Hartford High Yield Fund	High Yield Fund
Hartford Hybrid and Credit Opportunities Fund	Hybrid and Credit Opportunities Fund
The Hartford Inflation Plus Fund	Inflation Plus Fund
Hartford International Equity Fund	International Equity Fund
The Hartford International Growth Fund	International Growth Fund
The Hartford International Opportunities Fund	International Opportunities Fund
The Hartford International Value Fund	International Value Fund
The Hartford MidCap Fund	MidCap Fund
The Hartford MidCap Value Fund	MidCap Value Fund
Hartford Moderately Aggressive Allocation Fund	Moderately Aggressive Allocation Fund
Hartford Moderate Allocation Fund	Moderate Allocation Fund
Hartford Multi-Asset Income Fund	Multi-Asset Income Fund
The Hartford Municipal Opportunities Fund	Municipal Opportunities Fund
Hartford Municipal Short Duration Fund	Municipal Short Duration Fund
Hartford Real Asset Fund	Real Asset Fund
The Hartford Short Duration Fund	Short Duration Fund
Hartford Small Cap Value Fund	Small Cap Value Fund
The Hartford Small Company Fund	Small Company Fund
The Hartford Strategic Income Fund	Strategic Income Fund
Hartford Sustainable Municipal Bond Fund	Sustainable Municipal Bond Fund
The Hartford Total Return Bond Fund	Total Return Bond Fund
The Hartford World Bond Fund	World Bond Fund

Fund	Term used in the Proxy Statement
The Hartford Mutual Funds II, Inc.	HMF II
The Hartford Growth Opportunities Fund	Growth Opportunities Fund
Hartford Schroders Core Fixed Income Fund	Core Fixed Income Fund
Hartford Schroders Diversified Opportunities Fund	Diversified Opportunities Fund
Hartford Schroders Emerging Markets Equity Fund	Emerging Markets Equity Fund
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Emerging Markets Multi-Sector Bond Fund
Hartford Schroders International Contrarian Value Fund	International Contrarian Value Fund
Hartford Schroders International Multi-Cap Value Fund	International Multi-Cap Value Fund
Hartford Schroders International Stock Fund	International Stock Fund
Hartford Schroders Tax-Aware Bond Fund	Tax-Aware Bond Fund
Hartford Schroders US MidCap Opportunities Fund	US MidCap Opportunities Fund
Hartford Schroders US Small Cap Opportunities Fund	US Small Cap Opportunities Fund
The Hartford Small Cap Growth Fund	Small Cap Growth Fund
Hartford Series Fund, Inc.	HLS
Hartford Balanced HLS Fund	Balanced HLS Fund
Hartford Capital Appreciation HLS Fund	Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund	Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund	Dividend and Growth HLS Fund
Hartford Healthcare HLS Fund	Healthcare HLS Fund
Hartford International Opportunities HLS Fund	International Opportunities HLS Fund
Hartford MidCap HLS Fund	MidCap HLS Fund
Hartford Small Company HLS Fund	Small Company HLS Fund
Hartford Stock HLS Fund	Stock HLS Fund
Hartford Total Return Bond HLS Fund	Total Return Bond HLS Fund
Hartford Ultrashort Bond HLS Fund	Ultrashort Bond HLS Fund
Hartford Small Cap Growth HLS Fund	Small Cap Growth HLS Fund
ETFs
Lattice Strategies Trust	LST
Hartford Disciplined US Equity ETF	Disciplined US Equity ETF
Hartford Multifactor Developed Markets (ex-US) ETF	Developed Markets (ex-US) ETF
Hartford Multifactor Emerging Markets ETF	Emerging Markets ETF
Hartford Multifactor Small Cap ETF	Small Cap ETF
Hartford Multifactor US Equity ETF	US Equity ETF
Hartford US Value ETF	US Value ETF
Hartford US Quality Growth ETF	US Quality Growth ETF
Hartford Funds Exchange-Traded Trust	HFETT
Hartford AAA CLO ETF	AAA CLO ETF
Hartford Alpha Capture Growth ETF	Alpha Capture Growth ETF
Hartford Alpha Capture Value ETF	Alpha Capture Value ETF
Hartford Core Bond ETF	Core Bond ETF

Fund	Term used in the Proxy Statement
Hartford Dynamic Bond ETF	Dynamic Bond ETF
Hartford Equity Premium Income ETF	Equity Premium Income ETF
Hartford Large Cap Growth ETF	Large Cap Growth ETF
Hartford Municipal Opportunities ETF	Municipal Opportunities ETF
Hartford Schroders Tax-Aware Bond ETF	Tax-Aware Bond ETF
Hartford Strategic Income ETF	Strategic Income ETF
Hartford Total Return Bond ETF	Total Return Bond ETF

Appendix B: Information on Nominees for Director/Trustees
Nominees for Election as Independent Director/Trustee (not previously elected by shareholders):
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE FUND	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR/ TRUSTEE	OTHER DIRECTORSHIPS/ TRUSTEESHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR/ TRUSTEE
ANDRA S. BOLOTIN (1962)	N/A	N/A	From December 2008 to September 2024, Ms. Bolotin served as Executive Vice President and Chief Financial Officer of Putnam Investments, Empower, and Great-West Lifeco US, concurrently serving as Chief Financial Officer of two separate stand-alone operating companies majority owned by Great-West Lifeco.	0
Ms. Bolotin currently serves as an Independent Board Member and Audit Committee Chair of Envestnet (September 2025 to present). She currently serves as an Independent Board Member of IGM Financial, a public wealth and asset management company, serving on the Audit and Risk Committees (May 2025 to present). Ms. Bolotin also currently serves as an Independent Trustee of three registered closed-end funds within the Wellington closed-end fund complex, serving as Chair of the Audit Committee and a member of the Nominating and Governance Committee (November 2024 to present).

JOHN J. GAUTHIER (1961)	Director/ Trustee	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008 – 2010), Executive Vice President (2010 – 2012), and President (2012 – 2018) of Allied World Assurance, LTD, AG (a global provider of property, casualty and specialty insurance and reinsurance solutions).	79
Mr. Gauthier currently serves as a Director and Chair of the Investment Committee of Reinsurance Group of America, Inc. (from 2018 to present); currently serves as a Director and the Chair of the Compensation Committee of Hamilton Insurance Group, Ltd. (October 2023 to present).

*
The address for each Director/Trustee is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.

**
Term of Office: Each Director/Trustee holds an indefinite term until his or her retirement, resignation, removal, or death. Directors/Trustees generally must retire no later than December 31 of the year in which the Director/Trustee turns 75 years of age.

***
The portfolios of the “Fund Complex” include the Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust and Hartford Schroders Private Opportunities Fund.

Nominees for Election as Independent Director/Trustee (previously elected by shareholders):
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE FUND	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR/ TRUSTEE	OTHER DIRECTORSHIPS/ TRUSTEESHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR/ TRUSTEE
HILARY E. ACKERMANN (1956)	Director/ Trustee	Since 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	79
Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation (“Vistra”) in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann served as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to December 2022. In June 2025, Ms. Ackermann joined the Board of Directors of Eco Wave Power.

ROBIN C. BEERY (1967)	Director/ Trustee	Since 2016	Ms. Beery is a Partner at ArrowMark Partners (a boutique alternatives investment manager). She has served as a consultant to ArrowMark Partners since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	79
Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and has been a member of the Compensation Committee and the Risk Committee since January 2015.

DERRICK D. CEPHAS (1952)	Director/ Trustee	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of	79	Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust and is a member of the Compensation Committee and the Nominating and

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE FUND	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR/ TRUSTEE	OTHER DIRECTORSHIPS/ TRUSTEESHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR/ TRUSTEE
			Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).		Governance Committee.
CHRISTINE R. DETRICK (1958)	Director/ Trustee and Chair of the Board	Since 2017	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company (“Bain”). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	79
Ms. Detrick currently serves as a Director and Chair of the Nominating and Governance Committee of Charles River Associates (May 2020 to present); and currently serves as a Director of Capital One Financial Corporation (since November 2021). Ms. Detrick served as a Director and Chair of Altus Power, Inc. (December 2021 to April 2025).

ANDREW A. JOHNSON (1962)	Director/ Trustee	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	79	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Director/ Trustee	Since 2020	Mr. Rosenberg was a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to August 2024).	79	None
DAVID SUNG (1953)	Director/ Trustee	Since 2016	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	79
Mr. Sung currently serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present); currently serves as a Director of Coller Secondaries Private Equity Opportunities Fund (April 2024 to present).

*
The address for each Director/Trustee is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.

**
Term of Office: Each Director/Trustee holds an indefinite term until his or her retirement, resignation, removal, or death. Directors/Trustees generally must retire no later than December 31 of the year in which the Director/Trustee turns 75 years of age.

***
The portfolios of the “Fund Complex” include the Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust and Hartford Schroders Private Opportunities Fund.

Nominee for Election as Interested Director/Trustee (not previously elected by shareholders):
Director Qualifications
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE FUND	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY DIRECTOR/ TRUSTEE	OTHER DIRECTORSHIPS/ TRUSTEESHIPS HELD BY DIRECTOR/ TRUSTEE
GREGORY A. FROST**** (1970)	Director/ Trustee, President and Chief Executive Officer	Director/ Trustee, President and Chief Executive Officer since January 2025
Mr. Frost has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Frost served as Chief Financial Officer of Hartford Funds Management Group, Inc. (“HFMG”) from December 3, 2012 until December 31, 2024. Since January 1, 2025, Mr. Frost serves as Chairman, Director, President, and Senior Managing Director for HFMG. Mr. Frost also serves as Chairman of the Board, President, Manager, and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”); Chairman of the Board, Manager, and President of Lattice Strategies LLC (“Lattice”); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”), each of which is an affiliate of HFMG.
				79	None

*
The address for each Director/Trustee is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.

**
Term of Office: Each Director/Trustee holds an indefinite term until his or her retirement, resignation, removal, or death. Directors/Trustees generally must retire no later than December 31 of the year in which the Director/Trustee turns 75 years of age.

***
The portfolios of the “Fund Complex” include the Fund and the operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust and Hartford Schroders Private Opportunities Fund.

Appendix C: Board Nominees’ Experience, Qualifications and Skills
Hilary E. Ackermann.   Ms. Ackermann has served as an independent Board member since September 2014. She has served as Chair of the Compliance and Risk Oversight Committee since 2016. Ms. Ackermann has over 25 years of credit, financial and risk management experience, including serving as the chief risk officer at a New York-chartered bank.
Robin C. Beery.   Ms. Beery has served as an independent Board member since 2017. She has served as Chair of the Nominating and Governance Committee since January 1, 2021. Ms. Beery is an experienced business executive with over 30 years of experience in the financial services industry, including extensive experience as a senior executive overseeing the global distribution of mutual funds and institutional strategies for a large investment adviser and investor relations for a private credit investment management firm.
Andra S. Bolotin:   Ms. Bolotin has over 30 years of experience in financial management, having served as executive vice president and chief financial officer of a global investment manager, an insurance and retirement services company, and their parent holding company, where she was responsible for financial management, investment administration, risk management and actuarial functions, and played a leading role in mergers, acquisitions, and strategic investments. She currently serves as an independent board member and audit committee chair of a wealth management technology company, an independent board member of a publicly traded wealth and asset management company, and an independent trustee and audit committee chair of a registered investment company.
Derrick D. Cephas.   Mr. Cephas has more than forty years of experience as an attorney practicing in the banking, corporate, and financial services industries. He currently is Of Counsel of an international law firm and was a Partner in several New York based law firms. He also serves as a director of a real estate investment trust. Mr. Cephas previously served in senior executive roles in state banking and other government agencies and served as the chief executive officer of one of the largest privately owned banks in the U.S.
Christine R. Detrick.   Ms. Detrick has served as an independent Board member since 2016. She has served as Chair of the Board and the Contracts Committee since November 2021. She previously served as Chair of the Investment Committee from August 2019 until November 2021. Ms. Detrick has over 30 years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as the chief executive officer of a private savings bank.
John J. Gauthier.   Mr. Gauthier has served as an Independent Board member since January 2022 and is a member of the Board’s Investment Committee. Mr. Gauthier is an investment senior executive with 30 years of experience overseeing investment portfolios for insurance companies and has served as a chief investment officer and in chief executive officer positions. Mr. Gauthier also is the principal owner of an investment consulting firm and a principal owner of an investment manager placement agency, each of which serves clients in the insurance industry.
Andrew A. Johnson.   Mr. Johnson has served as Chair of the Investment Committee since November 2021. Mr. Johnson has over 30 years of experience as an investment professional responsible for a range of fixed-income and multi-asset class products. He currently serves as a diversity and inclusion advisor at a global investment management firm. In his previous roles, Mr. Johnson served as chief investment officer, senior executive and portfolio manager.
Paul L. Rosenberg.   Mr. Rosenberg has over 40 years of experience as a senior executive, strategy consultant, and senior official serving in the U.S. government. He currently is a partner of a non-profit strategy consulting firm. Mr. Rosenberg was previously a partner of a premier for-profit strategy consulting firm.
David Sung.   Mr. Sung has served as an independent Board member since 2014. He has served as Chair of the Audit Committee since November 2019. Mr. Sung is an experienced financial services and auditing professional with over 37 years of experience serving clients in the investment management business.
Gregory A. Frost.   Mr. Frost has served as a board member, President and Chief Executive Officer of the Trust since 2025. Mr. Frost joined The Hartford in 2012 and has served in various positions within The

C-1

Hartford and its subsidiaries. As HFMG’s chief financial officer (2012 – 2024), Mr. Frost was responsible for all aspects of finance and corporate accounting for the firm, including planning and budgeting activities, all financial analysis, and corporate development. Prior to joining The Hartford, Mr. Frost served in various roles with Janus Capital Corporation over a period of almost 15 years, including serving as that firm’s chief financial officer. Mr. Frost serves on the Board of Governors for the Investment Company Institute (ICI).

C-2

Appendix D: Nominating and Governance Committee Charter
THE HARTFORD MUTUAL FUNDS, INC.
THE HARTFORD MUTUAL FUNDS II, INC.
HARTFORD SERIES FUND, INC.
LATTICE STRATEGIES TRUST
HARTFORD FUNDS EXCHANGE-TRADED TRUST
HARTFORD SCHRODERS PRIVATE OPPORTUNITIES FUND
(the “Funds”)
NOMINATING AND GOVERNANCE COMMITTEE CHARTER
Membership
The Nominating and Governance Committee of the Funds (the “Committee”) shall be composed of all of the Directors/Trustees of the Funds that are not “interested persons” of the Funds (the “Independent Directors”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Duties and Powers
1.
The Committee shall select and nominate all persons for election or appointment as Independent Directors of the Funds and submit such nominations to the Boards of Directors/Trustees of the Funds (the “Board”). The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ investment adviser and other principal service providers. Persons selected must not be “interested persons” of the Funds, as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Funds’ investment adviser or its affiliates. In addition, given that certain Funds operate as exchange-traded funds subject to listed company standards, persons selected must qualify as “independent” in accordance with NYSE Arca Rule 5.3-E(k)(1).

2.
In determining candidates’ qualifications for Board membership, the Committee may consider such factors as it may determine to be relevant to fulfilling the role of being a member of the Board. The Committee has developed the guidelines attached hereto as Appendix B to inform the Committee’s considerations.

3.
The Committee may seek suggestions for candidates for nomination from any person or source it deems appropriate. The Committee may retain third-party director search services or consultants to assist the Committee in identifying, screening and/or evaluating candidates.

4.
The Committee shall, when identifying candidates for the position of Independent Director, consider any such candidates recommended by shareholders of the Funds pursuant to the procedures attached hereto as Appendix A.

5.
The selection and nomination of Independent Directors is exclusively the responsibility of the Independent Directors. The interested Director(s) and management of the Funds may participate in the process of identifying candidates and in any related matters, as requested by the Independent Directors.

6.
The Committee shall make nominations for membership on all Board committees and committee chairs and submit such nominations to the Board.

7.
The Committee shall (1) periodically review and evaluate the compensation of the Independent Directors and (2) make recommendations to the Board regarding the compensation of, and any expense reimbursement policies with respect to, the Independent Directors. In evaluating the compensation of the Independent Directors, the Committee may consider the factors set forth in Appendix C or other factors the Committee deems appropriate.

8.
The Committee shall oversee matters pertaining to the initial orientation of new Independent Directors and the continuing education and training of Independent Directors.

9.
The Committee is authorized to consider and make recommendations to the Board regarding governance policies and any other matters related to the governance of the Funds, including, but not limited to, any retirement policy for Independent Directors.

10.
The Committee shall meet as appropriate in conjunction with a meeting of the Board and is empowered to hold special meetings as appropriate. Participation in meetings may be by telephone, video conference or similar electronic means.

11.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and/or independent counsel to the Independent Directors and to retain experts, consultants and third-party director search services, as deemed appropriate, at the expense of the Funds, and to determine the appropriate levels of funding for payment of compensation for such experts, consultants and third-party director search services. The Committee Chair is authorized to act on behalf of the Committee to retain any such experts, consultants and third-party director search services, which includes the authority to determine their compensation and other retention terms.

12.
The Committee shall review this charter as it deems appropriate and recommend any changes to the Board.

Most Recently Reviewed: November 19, 2025
Most Recently Approved: September 12, 2024
Initially Approved: May 13, 2003
Revision History: November 1, 2006; June 22, 2011; November 4, 2015; May 2, 2019; May 13, 2021; August 10, 2022; September 7, 2023; September 12, 2024

APPENDIX A
Procedures For Consideration of Shareholder Nominations
for Independent Director Membership by the Nominating and Governance Committee
1.
The Committee will, when identifying candidates for the position of Independent Director, consider any candidate recommended by a shareholder or a group of shareholders of a Fund (the “Nominating Shareholder”), provided that the requirements set forth in this Appendix A are satisfied.

2.
In order for the Committee to consider any candidate recommended by a Nominating Shareholder, the candidate must meet any minimum qualifications as may be provided in the applicable Fund’s organizational documents and the Committee’s charter.

3.
In order to properly recommend a candidate, the Nominating Shareholder must submit the recommendation in writing to the attention of the Committee, in care of the Secretary of the applicable Fund, at 690 Lee Road, Wayne, PA 19087, which must include, at a minimum:

(i)   the Nominating Shareholder’s contact information;
(ii)   the number of Fund shares which are owned by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder, and, if applicable, the name of any financial intermediary through which the Nominating Shareholder holds Fund shares;
(iii)   a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the candidate;
(iv)   the candidate’s contact information, date of birth,, and the number of Fund shares owned by the candidate;
(v)   all information regarding the candidate’s qualifications for service on the Board, including, but not limited to, the candidate’s resume or bio;
(vi)   a statement as to whether the Nominating Shareholder believes that the candidate would or would not be an “interested person” of the applicable Fund as defined in Section 2(a)(19) of the 1940 Act, and a description of the basis for such belief;
(vii)   all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and
(viii)   evidence that the candidate is willing to serve as a nominee and be named in the applicable Fund’s proxy statement, if so nominated by the Committee and the Board, and to be named as a Director if so elected or appointed.
It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration due to the deficient submission.
4.
Additional information that the Committee deems, in its sole discretion, necessary to evaluate a candidate shall be provided promptly upon the Committee’s request.

5.
The Committee need not consider any recommendations from Nominating Shareholders when a vacancy on the Board does not exist and is not anticipated.

6.
Information received from a Nominating Shareholder setting forth a recommendation shall be retained by the Secretary of the Funds, on behalf of the Committee, for a period of not more than 12 months. Upon receipt of a recommendation from a Nominating Shareholder, the Secretary or another individual designated by the Committee may (but shall not be obligated to) send an acknowledgement of receipt of the recommendation.

7.
The Funds do not hold annual meetings of shareholders. All candidate submissions by Nominating

Shareholders must be received by the Committee in a sufficiently timely manner, as determined by the Committee in its sole discretion.
8.
A Nominating Shareholder may not submit for consideration more than one candidate or a candidate which has previously been considered by the Committee.

9.
Except as otherwise required by this Appendix A, the Committee shall consider and evaluate candidates properly submitted by Nominating Shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

APPENDIX B
Guidelines for Selection of New Independent Directors
The ideal panel of Independent Directors should represent a cross section of the shareholder base of the Funds and, since their duties involve oversight of the investment adviser’s and service providers’ activities relative to shareholder interests, care should be given to ensure that the panel of individuals brings to their deliberation education, work and personal experiences that would improve the value provided to the shareholders.
To maintain the vitality of the panel, some mandatory turnover of Independent Directors is desired and should be accomplished through a reasonable retirement policy.
In evaluating a candidate for Board membership to determine if his or her nomination would further the goals described above, the Committee may consider any factors that it deems relevant, which may include the following:
1.
Any business or academic experience possessed by the candidate in a management, administrative, or other oversight capacity;

2.
The candidate’s educational background;

3.
Any specific investment-related, financial/accounting, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications;

4.
The candidate’s knowledge in matters relating to the registered fund industry;

5.
The candidate’s ability to represent the interests of all shareholders and commitment to enhancing long-term shareholder value;

6.
The candidate’s ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collegially and collaboratively with other members of the Board;

7.
The candidate’s ability to invest in Funds.

8.
The candidate’s ability to exercise sound business judgment on behalf of the Funds’ shareholders;

9.
The candidate’s reputation for professional integrity and adherence to high ethical standards; and

10.
The overall diversity of the Board’s composition.

The Committee may, from time to time, develop specific criteria for use in identifying, screening and/or evaluating candidates for Board membership.
Prior to making a final recommendation to the Board, the Committee (and/or a sub-group of Committee members) should conduct interviews with the candidates it concludes are the most qualified candidates.

APPENDIX C
There is no specific formula that the Committee is required to use when reviewing and evaluating the appropriate level of Independent Directors compensation. Rather, the Committee’s review and evaluation should be based on the business judgment of its members, after an examination of the surrounding circumstances. In reviewing and evaluating the compensation of the Independent Directors, the Committee may consider any factors that it deems relevant, which may include the following:
1.
The current level of compensation paid to the Independent Directors;

2.
The number of Directors relative to the assets of the Funds overseen by the Board;

3.
The size, complexity and structure of the Funds in the Fund complex as well as the Fund complex as a whole;

4.
The complexity of the responsibilities assumed by the Independent Directors;

5.
The frequency of meetings of the Board and its committees;

6.
The time required to review and carefully evaluate the materials provided by Fund management in connection with each Board and committee meeting;

7.
The amount of compensation necessary to attract and retain highly qualified Board members;

8.
Time required to serve as the chair of the Board or a committee;

9.
The potential liability to which the Directors are exposed; and

10.
The amounts paid to Independent Directors of other mutual funds.

Appendix E: Board and Committee Meetings
Set forth in the table below is information regarding the number of meetings of the Board and the Committees held during each Fund’s most recently completed fiscal year.
		Number of Meetings During Fund’s Last Fiscal Year
Funds	Fiscal Year End	Board	Audit Committee	Compliance Committee#	Investment Committee	N&G Committee#	Contracts Committee
HFETT, LST	7/31	4	1	4	4	4	1
HMF, HMF II and HFETT	10/31*	4	4	4	4	3	1
HLS	12/31	4	4	4	4	3	1

*
Two Series of HFETT, Hartford Equity Premium Income ETF and Hartford Alpha Capture Growth ETF has a fiscal year end of 10/31.

#
“Compliance Committee” refers to the Compliance and Risk Oversight Committee and “N&G Committee” refers to the Nominating and Governance Committee.

E-1

Appendix F: Audit Committee Charter
The Hartford Mutual Funds, Inc.
The Hartford Mutual Funds II, Inc.
Hartford Series Fund, Inc.
Lattice Strategies Trust
Hartford Funds Exchange-Traded Trust
Hartford Schroders Private Opportunities Fund
(collectively, the “Funds”)
AUDIT COMMITTEE CHARTER
1.
Membership

The Audit Committee shall be composed of at least three Directors/Trustees as appointed by the Board of Directors/Trustees:
(a)   each of whom shall not be an “interested person” of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;
(b)   each of whom shall not accept any consulting, advisory, or other compensatory fee from the Funds (other than fees for serving on the Board of Directors/Trustees or any committee thereof) or have any other relationship to the Funds that may interfere with the exercise of such person’s independence from the Funds and Fund management;
(c)   each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and
(d)   at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.
The Audit Committee shall determine whether at least one member of the Audit Committee is an “audit committee financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002.1 The Board of Directors/Trustees shall appoint one member of the Audit Committee as chairperson of the Audit Committee.
2.
Purposes and Scope

The purposes and scope of responsibilities of the Audit Committee are:
(a)   to oversee the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of the service providers;
(b)   to act as liaison between the Funds’ independent registered public accounting firm (“Independent Auditor”) and the full Board of Directors/Trustees;
(c)   to assist the Board in its oversight of:
(i)   the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof;
(ii)   the Funds’ compliance with legal and regulatory requirements;
(iii)   the qualifications and independence of the Funds’ Independent Auditor;

1
Audit committee financial experts shall not be subject to any duties, obligations or liability that are greater than those imposed on other members of the Audit Committee and the Board of Directors/Trustees. Moreover, a person determined to be an audit committee financial expert shall not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended.

(iv) the performance of the internal audit function related to the Funds and the performance of the Independent Auditor; and
(v) the performance of fair value determinations for Fund investments by each Fund’s investment adviser, as the valuation designee; and
(d)   to assist the Board in its oversight, review and evaluation of the management of financial statement and audit-related risk and valuation risk by the Funds’ adviser, sub-advisers and other service providers.
The Audit Committee shall report regularly to the Board of Directors/Trustees with respect to the matters described in Section 3 of this Audit Committee Charter. The Funds’ Independent Auditor shall report directly to the Audit Committee.
3.
Duties and Responsibilities

To carry out its purposes, the Audit Committee shall have the following duties and powers:
(a)   To select, retain or replace the Independent Auditor (subject to ratification by the Independent Directors/Trustees and, if applicable, to ratification by Fund shareholders as may be required by Section 32(a) of the Investment Company Act of 1940) and, in connection therewith, to evaluate the independence of the Independent Auditor as defined by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC (including whether the Independent Auditor provides any consulting services to the adviser or its affiliates), and to receive the Independent Auditor’s specific representations as to its independence. The Audit Committee will continue its current practice of seeking the input of management on issues pertaining to the selection, retention or termination of the Independent Auditor.
(b)   To compensate and oversee the work of the Independent Auditor (including resolution of disagreements between management and the Independent Auditor regarding financial reporting).
(c)   To meet with the Funds’ Independent Auditor:
(i)   to review the arrangements for and scope of the annual audit and any special audits;
(ii)   to discuss any matters of concern relating to the Funds’ financial statements, including any material adjustments to such statements recommended by the Independent Auditor, or other results of such audit(s);
(iii)   to review problems or difficulties identified by the Independent Auditor and management’s response;
(iv)   to consider the Independent Auditor’s comments with respect to the Funds’ financial policies, procedures and internal accounting and financial statement controls and management’s responses thereto;
(v)   to review the opinion the Independent Auditor renders to the Board and shareholders; and
(vi)   to review the results of internal audits of areas that impact the Funds.
(d)   To consider, in consultation with the Independent Auditor, (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Independent Auditor; and (iii) any other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences.

(e)   To approve in advance (i) all audit services to be provided by the Independent Auditor to a Fund and (ii) all permissible non-audit services2 to be provided by the Independent Auditor to a Fund, the Fund’s investment adviser, and the Service Affiliates3 if the engagement relates directly to the operations and financial reporting of the Fund, except for permissible non-audit services provided under a de minimis exception4 under applicable law or regulation. The Committee may delegate the authority to grant such preapprovals to one or more designated members of the Committee, if the Committee so chooses. Any pre-approval determination of a delegate shall be presented to the full Audit Committee at its next meeting. The Audit Committee shall communicate any pre-approval made by it or a delegate to the Fund’s investment adviser to ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 13(a) of the Securities Exchange Act of 1934 and other documents as required under the federal securities laws. The Audit Committee has adopted Pre-Approval Policies and Procedures, attached hereto as Exhibit A.
(f)   To consider whether to concur to the Independent Auditor’s conclusions relating to independence and the provision of certain non-audit services to Controlling Affiliates5 in connection with the requirements of the International Ethics Standards Board for Accountants. The Committee may delegate the authority to provide such concurrence to one or more designated members of the Committee, if the Committee so chooses. Any concurrence by a delegate shall be presented to the full Audit Committee at its next meeting. The concurrence delegation is covered by the Pre-Approval Policies and Procedures, attached hereto as Exhibit A.
(g)   To meet with the Funds’ Independent Auditor prior to the audit to discuss the planning and staffing of the audit, including when applicable a discussion of the periodic rotation of the engagement partner.
(h)   To review the fees charged to the Funds by the Independent Auditor for audit and permissible non-audit services.
(i)   To investigate reported or suspected improprieties in Fund operations.
(j)   To review and discuss periodically the Funds’ policies and actions with respect to risk assessment and risk management to the extent such policies and actions relate to the scope of the Committee’s responsibilities.

2
“Permissible non-audit services” include any professional services, including tax services, provided to the Funds by the independent auditors, other than those provided to the Funds in connection with an audit or a review of the financial statements of the Funds. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Funds; (ii) financial information system design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible.

3
A “Service Affiliate” is any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

4
Section 202 of the Sarbanes-Oxley Act of 2002 (Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) and Rule 2-01(c)(7) under Regulation S-X. Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund, its investment adviser, and the Service Affiliates to the Independent Auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its delegate(s).

5
A “Controlling Affiliate” is any entity directly or indirectly controlling the investment adviser to the Fund.

(k)   To develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by a Fund from any source regarding accounting, internal accounting and financial statement controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of a Fund and its service providers of concerns regarding questionable accounting or auditing matters related to the Fund.
(l)   To assist the Funds, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which a Fund’s shares are listed.
(m)   To receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Funds’ ability to record, process, summarize, and report financial data and have identified for the Funds’ Independent Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal controls; and (iii) whether or not there were significant changes in the Funds’ internal controls or in other factors that could significantly affect the Funds’ internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.
(n)   To periodically discuss with management and the Independent Auditor the quality and adequacy of the Funds’ accounting and financial reporting policies and practices, the Funds’ internal controls (including the control process for reviewing and approving the Funds’ internal transactions and accounting) and, as appropriate, the internal controls of service providers.
(o)   To obtain and review periodically information provided by the Independent Auditor concerning its internal quality control procedures, any material issues raised by any review of such procedures, and any steps taken to deal with any such issues, and (to assess the auditors’ independence) all relationships between the Independent Auditor and the Funds’ investment adviser and its affiliates.
(p)   To receive and review reports provided by each Fund’s investment adviser as the valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940 and to request such information from the valuation designee as the Committee may deem necessary or appropriate to oversee the valuation designee’s performance of fair value determinations for Fund investments.
(q)   To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.
(r)   To evaluate the Audit Committee’s performance annually as part of the Board’s self-assessment.
(s)   To determine (in its capacity as a committee of the Board) appropriate funding by the Funds for payment of (i) compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds; (ii) compensation to any outside counsel, Independent Auditor, other experts or advisers employed by the Audit Committee, as it determines necessary to carry out its duties; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
(t)   To perform such other functions consistent with this Audit Committee Charter, the Funds’ Articles of Incorporation or Declaration of Trust, the Funds’ By-laws, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.
The Audit Committee’s function is one of oversight. While the Audit Committee has the responsibilities set forth in this charter, it is not the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on the accuracy of the financial and other information provided to the Audit Committee by the Funds’ officers and employees and its internal and external service providers, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees). It is recognized that management is responsible for preparing the Funds’ financial statements and for maintaining appropriate systems for accounting. Management is responsible for reporting to the Audit Committee material findings by the internal audit department of the adviser and its affiliates relating to the operations of the Funds. The Funds’ Independent Auditor is responsible for conducting a proper audit of the Funds’ financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to ratification by the Independent Directors/Trustees and, if applicable, to ratification by Fund shareholders) and evaluate the Funds’ Independent Auditor, to determine the compensation of the Funds’ Independent Auditor and, where appropriate, to replace the Funds’ Independent Auditor.
4.
Meetings

The Audit Committee shall meet on a regular basis at least twice a year. The Funds’ Principal Financial Officer shall attend such regular meetings, along with other invited personnel of the adviser and its affiliates. The Audit Committee may also hold special meetings as circumstances require. Participation in meetings may be telephone, video conference or similar electronic means.
The Audit Committee shall meet separately at least semi-annually with management and with the Independent Auditor to give representatives of each the opportunity to privately discuss issues of interest to the Audit Committee.
The Audit Committee shall report to the Funds’ Board of Directors/Trustees.
5.
Resources and Authority of the Audit Committee

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s), and shall have full access to all books, records, facilities and personnel of the Funds, as needed.
6.
Annual Review and Approval

The Audit Committee shall review and assess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors/Trustees. The full Board of Directors/Trustees shall approve this Charter at least annually. The Charter, including any amendments thereto, shall be maintained in the records of the Funds.
Most Recently Reviewed: September 10, 2025
Most Recently Approved: September 11, 2024
Initially Approved: January 25, 2000
Revision History: May 9, 2007; May 6, 2009; February 2, 2011; June 22, 2011; May 5, 2015; May 3, 2016; November 2, 2016; May 1, 2017; April 30, 2019; August 4, 2020; February 10, 2021; August 3, 2021; August 9, 2022; May 9, 2023; September 11, 2024

The Hartford Mutual Funds, Inc.
The Hartford Mutual Funds II, Inc.
Hartford Series Fund, Inc.
Lattice Strategies Trust
Hartford Funds Exchange-Traded Trust
Hartford Schroders Private Opportunities Fund
Audit Committee Pre-Approval Policies and Procedures
The Sarbanes-Oxley Act of 2002 (“Act”)1 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”)2 require that the Audit Committee for the above-referenced companies (each a “Fund” and together the “Funds”) pre-approve all audit services and non-audit services provided to the Fund by its independent registered public accounting firm (“Independent Auditor”), as well as all non-audit services provided by the Independent Auditor to the Fund’s investment adviser and its Service Affiliates3 if the services directly impact the Fund’s operations and financial reporting.
The following policies and procedures govern the ways in which the Audit Committee will preapprove audit and various categories of non-audit services that the Independent Auditor provides to the Fund and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Independent Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Independent Auditor provides to such entities.
These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Fund may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.
These policies and procedures also provide a mechanism by which the Audit Committee may consider requests from the Independent Auditor to concur to the Independent Auditor’s conclusions relating to independence and the provision of certain non-audit services to Controlling Affiliates4 in connection with the requirements of the International Ethics Standards Board for Accountants (the “IESBA”).
A.
General

1.   The Audit Committee must pre-approve all audit services and non-audit services that the Independent Auditor provides to the Fund.
2.   The Audit Committee must pre-approve any engagement of the Independent Auditor to provide non-audit services to any Service Affiliate during the period of the Independent Auditor’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.
B.
Pre-Approval of Audit Services to the Fund

1.   The Audit Committee shall approve the engagement of an Independent Auditor to audit the Fund’s financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Independent Auditor to enable the Audit Committee to make a reasonable evaluation of the Independent Auditor’s qualifications and independence. The Audit Committee also shall consider the Independent Auditor’s

1
Pub. L. 107-204, 116 Stat. 745 (2002).

2
Sec. Act Rel. No. 8183 (Mar. 20, 2003).

3
A “Service Affiliate” is any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

4
A “Controlling Affiliate” is any entity directly or indirectly controlling the investment adviser to the Fund.

proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. Where the proposed fees have not been determined at the time of approval, the Audit Committee may consider a fee estimate or range as provided by the Independent Auditor.
2.   The Audit Committee shall report to the Board of Directors/Trustees (the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.
3.   Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Independent Auditor be selected by the vote, cast in person, of a majority of the members of the Fund’s Board who are not interested persons of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Directors”).
C.   Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates — by Types of Services
1.   The Audit Committee shall pre-approve types of non-audit services to the Fund and its Service Affiliates pursuant to this Section C.
2.   Annually, at such time as the Audit Committee considers the Engagement of the Independent Auditor, management of the Fund, in consultation with the Independent Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Fund may request from the Independent Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Fund’s operations and financial reporting that Service Affiliates may request from the Independent Auditor during the fiscal year.
3.   The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.
4.   The Audit Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Fund to utilize the Independent Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.
5.   A list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C will be distributed to the Fund’s investment adviser and Service Affiliates and the appropriate partners of the Independent Auditor. Periodically, the Independent Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.
D.   Pre-Approval of Non-Audit Services to the Fund and to Service Affiliates — Project-by-Project Basis
1.   The Audit Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.
2.   Management of the Fund, in consultation with the Independent Auditor, may submit either to the Audit Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.
3.   The Chairperson of the Audit Committee and any other member of the Audit Committee who is an Independent Director so designated by the Audit Committee (each a “Designated Member”) may consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Fund’s management, in consultation with the Independent Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.
4.   The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)   pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or
(b)   refer such matter to the full Audit Committee for its consideration and action.
In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.
5.   The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Fund or the Service Affiliate, as the case may be, to utilize the Independent Auditor for the non-audit services so preapproved. Any action by the Designated Member in approving a requested non-audit service shall be reported to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Independent Auditor providing the requested non-audit service, the matter may be presented to the full Audit Committee for its consideration and action.
E.
Amendment; Annual Review

1.   The Audit Committee may amend these procedures from time to time.
2.   These procedures shall be reviewed annually by the Audit Committee.
F.
Recordkeeping

1.   The Fund shall maintain a written record of all decisions made by the Audit Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting material.
2.   In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Act and the Rules,5 a record shall be made indicating that each of the conditions for this exception, as set forth in the Act and the Rules, has been satisfied.
3.   A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.
G.
Prohibited and Conditionally Prohibited Non-Audit Services

The Independent Auditor may not provide (except as described below) any of the following services to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex. For purposes of this policy, “investment company complex” includes: 1) any entity controlling or controlled by the Fund’s investment adviser/sponsor, 2) any other investment adviser under common control with the Fund’s investment adviser/sponsor, and 3) any investment companies advised by any investment adviser in the investment company complex.

5
Section 202 of the Act (Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) and Rule 2-01(c)(7) under Regulation S-X. Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund constitutes not more than 5% of the total amount of revenues paid by the Fund, its investment adviser, and the Service Affiliates to the Independent Auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its delegate(s).

1.   Conditionally Prohibited Non-Audit Services
The following services may be provided if the Fund and the Audit Committee can reasonably conclude that the result of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements:
•
Bookkeeping;

•
Financial information systems design and implementation;

•
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•
Actuarial services; and

•
Internal audit outsourcing services.

2.   Prohibited Non-Audit Services
•
Management functions or human resources;

•
Broker or dealer, investment adviser or investment banking services;

•
Legal services and expert services unrelated to the audit; and

•
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is prohibited.

H.   Concurrence Relating to Non-Audit Services Provided by Independent Auditor to Controlling Affiliates that are not also subject to pre-approval under Sections C and D.
1.   The Audit Committee may concur to the Independent Auditor’s conclusions relating to independence and the provision of non-audit services to Controlling Affiliates in connection with the requirements of the IESBA pursuant to this Section H.
2.   Periodically the Independent Auditor may request the Audit Committee to concur to the Independent Auditor’s conclusion that the provision of one or more non-audit services not subject to the pre-approval requirements of Sections C and D will not create a threat to the firm’s independence as auditor of the Funds or that any identified threat is at an acceptable level. In connection with any such request, the Independent Auditor shall provide to the Audit Committee a written report that includes information necessary and appropriate for the Audit Committee to consider the request, including the Independent Auditor’s conclusion and the basis for its conclusion and confirmation from the Independent Auditor that any such non-audit services are permissible under SEC Rules and are not subject to pre-approval under Sections C and D. The requested concurrence may relate to a set period of time, such as services to be provided during a year, and the Independent Auditor shall provide information regarding the categories of services and fee arrangements for those services.
3.   The Designated Member may consider, on the Audit Committee’s behalf, any request for concurrence related to non-audit services not already covered by an Audit Committee concurrence. For any request for concurrence by the Designated Member, the Independent Auditor shall provide to the Designated Member the information set forth in Section H.2 above.
4.   The Designated Member will review the requested concurrence and will either:
(a)   concur in the conclusion of the Independent Auditor; or
(b)   refer such matter to the full Audit Committee for its consideration and action.
5.   The Designated Member’s concurrence pursuant to this Section H shall constitute concurrence of the Audit Committee. Any concurrence by the Designated Member shall be reported to the Audit Committee not later than at its next scheduled meeting.
Last Reviewed on: September 10, 2025
Last Approved on: September 11, 2024

Appendix G: Executive Officers’ Biographical Information
Certain biographical and other information relating to the executive officers of each Fund is set forth below. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal). None of the officers listed below receives compensation from any Fund.
Please see the table at the bottom for a description of the companies for which the table below uses abbreviated names.
Name and Year of Birth	Current Position with the Funds	Principal Occupation During the Past Five Years
Gregory A. Frost (1970)	Trustee/Director, President and Chief Executive Officer since January 2025	Please see Appendix B (Board Nominees’ Information) for Mr. Frost’s biographical information.
Walter F. Garger (1965)	Vice President since 2016	Mr. Garger serves as Secretary and Managing Director of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary of Lattice Strategies LLC (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995 and announced his retirement effective December 31, 2026.
Joseph G. Melcher (1973)	Vice President and Chief Compliance Officer since 2013	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013) and Chief Compliance Officer of HFMG (since January 2025). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President (since December 2013), and served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).
Vernon J. Meyer (1964)	Vice President since 2006; Chief Investment Officer since February 2025	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013) and Chief Investment Officer of HFMG (since January 2025). Mr. Meyer also serves as Managing Director and Chief Investment Officer of Lattice Strategies Trust (since January 2025). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004 and announced his retirement effective December 31, 2026.
Ernie Overholt (1969)	Executive Vice President and Chief Operations Officer since May 2024	Mr. Overholt serves as Executive Vice President and Chief Operations Officer of the Trust (since May 2024). Mr. Overholt serves as Executive Vice President of HFD, HFMC, Lattice and HASCO (since April 2026). Mr. Overholt served as Vice President of HFD, HFMC, Lattice and HASCO (from June 2024 to March 2026). Mr. Overholt also serves as Executive Vice President and Chief Operating Officer of HFMG (since January 2025). Prior to joining HFMC in 2024, Mr. Overholt was Head of Enterprise Risk Strategy at The Vanguard Group. Prior to that, Mr. Overholt spent 25 years in numerous senior leadership positions with Janus Henderson Investors.

G-1

Name and Year of Birth	Current Position with the Funds	Principal Occupation During the Past Five Years
Alice A. Pellegrino (1960)	Vice President and Assistant Secretary since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford funds. Ms. Pellegrino joined The Hartford in 2007.
Ankit Puri (1984)	Treasurer since 2023	Mr. Puri serves as a Vice President of HFMG (since April 2025). Mr. Puri serves as Treasurer of the Fund (since September 2023). Mr. Puri serves as Assistant Treasurer and Vice President of HFMC (since September 2023). Prior to joining HFMC in 2023, Mr. Puri was a Fund Accounting Director, Investment Management Services, at SEI Investments (July 2021 through August 2023), an Associate Director, Fund Accounting Policy at The Vanguard Group (September 2020 to June 2021), and served in various positions at Ernst & Young LLP (October 2014 through September 2020).
Thomas R. Phillips (1960)	Vice President and Secretary since 2017; Chief Legal Officer since 2026	Mr. Phillips is Chief Legal Officer for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Mr. Phillips also serves as Vice President and Assistant Secretary of Lattice (since April 2026). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014 – 2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.
Nancy D. Scholz (1972)	AML Compliance Officer since 2026	Ms. Scholz serves as Vice President of HFMG (since 2018); serves as Chief Compliance Officer of HASCO (since January 2025) and Anti-Money Laundering Officer (since April 2026) of HFD and HASCO.
Abbreviation	Full Company Name	Role of Company
The Hartford	The Hartford Insurance Group, Inc.	Holding Company for a U.S. based insurance company
HFMG	Hartford Funds Management Group, Inc. (an indirect subsidiary of The Hartford)	Holding Company for HFMG, HFD, and HASCO
HFMC	Harford Funds Management Company, LLC	Investment Manager for the Mutual Funds, series of Hartford Funds Exchange-Traded Trust
HFD	Hartford Funds Distributor, LLC	Principal Underwriter and Distributor for the Mutual Funds
HASCO	Hartford Administrative Services Company	Transfer Agent for the Mutual Funds
Lattice	Lattice Strategies LLC (a wholly owned subsidiary of HFMC)	Investment Manager for series of Lattice Strategies Trust

G-2

Appendix H: Board Compensation
Compensation of Independent Board Members.   Each independent Board member receives compensation in the form an annual retainer and fees for attending Board and Committee meetings. The amount of the annual retainer currently is $248,500. The Board Chairman receives an addition annual retainer, which currently is $200,000, and each Committee Chairperson also receives an additional annual retainer in the amount of $45,000. The retainers are paid quarterly. Each independent Board member also receives meeting fees, which include $10,000 per meeting for a regularly scheduled quarterly Board meeting, $3,500 per meeting for a special Board meeting, and $2,000 per meeting for a telephonic Board meeting. The fee for attending regularly scheduled Committee meetings include: (i) $2,000 for each Audit Committee meeting; (ii) $2,000 for each Compliance and Risk Oversight Committee meeting; (iii) $4,000 for each Investment Committee meeting; $2,000 for each Nominating & Governance Committee meeting; (iv) $3,500 for each Contracts Committee meeting; and $3,500 for any Committee special (non-telephonic) meeting.
Any Board member who is not an independent Board member does not receive any compensation from the Funds for serving as a member of the Board.
Each of the Board nominees currently serves as a member of the Board except for Andra S. Bolotin. The Nominating and Governance Committee, at its meeting held on August 4, 2026, and the Board, at its meeting held on August 4-5, 2026, nominated Ms. Bolotin as well as the current members of the Board as Board nominees. Accordingly, the tables below reflect that Ms. Bolotin did not receive any compensation from a Fund during its most recently completed fiscal year or from any of the Funds during calendar year ended on December 31, 2025.
Hartford Funds Management allocates the aggregate amount of compensation paid to the independent Board members ratably among each of the Funds based on each Fund’s total net assets relative to the aggregate amount of all Funds’ total net assets. With respect to the ETFs, the allocation is notional and Hartford Funds Management bears the cost of the independent Board member compensation notionally allocated to the ETFs.
Compensation Paid to Board Members by each Fund.   Set forth in the table below is information regarding compensation for serving as an independent Board member accrued by each during each Fund’s most recently completed fiscal year. Mr. Frost is not compensated for serving as a Board member of the Fund.
Name	HMF (10/31/2025)	HMF II (10/31/2025)	HLS (12/31/2025)
Hilary E. Ackermann	$242,280	$63,744	$43,523
Robin C. Beery	$242,277	$63,747	$43,433
Andra S. Bolotin	$0	$0	$0
Derrick D. Cephas	$212,493	$55,846	$38,218
Christine R. Detrick	$345,137	$90,734	$61,776
John J. Gauthier	$211,168	$55,505	$38,223
Andrew A. Johnson	$242.338	$63,696	$43,509
Paul L. Rosenberg	$212,467	$55,860	$38,220
David Sung	$242,376	$63,660	$43,506
Name	HFETT (7/31/2025)	LST (7/31/2025)	HFETT* (10/31/2025)
Hilary E. Ackermann	$9,429	$4,845	$9,429
Robin C. Beery	$9,429	$4,845	$9,429
Andra S. Bolotin	$0	$0	$0
Derrick D. Cephas	$8,262	$4,245	$8,262
Christine R. Detrick	$13,449	$6,912	$13,449
John J. Gauthier	$8,211	$4,219	$8,211

H-1

Name	HFETT (7/31/2025)	LST (7/31/2025)	HFETT* (10/31/2025)
Andrew A. Johnson	$9,429	$4,845	$9,429
Paul L. Rosenberg	$8,262	$4,245	$8,262
David Sung	$9,429	$4,845	$9,429

*
Two Series of HFETT, Hartford Equity Premium Income ETF and Hartford Alpha Capture Growth ETF has a fiscal year end of 10/31.

Aggregate Compensation Paid to Board Members by All Funds.   Set forth in the table below is the aggregate amount of compensation paid by the Funds to the independent Board members for the year ended December 31, 2025. The Board members do not receive any pension or retirement benefits paid by the Funds.
Name	Total Compensation Paid to Board Nominees
Hilary E. Ackermann	$375,250
Robin C. Beery	$375,250
Andra S. Bolotin	$0
Derrick D. Cephas	$330,250
Christine R. Detrick	$530,250
John J. Gauthier	$330,250
Andrew A. Johnson	$375,250
Paul L. Rosenberg	$330,250
David Sung	$375,250

H-2

Appendix I: Board Nominees’ Ownership of Fund Shares
The following tables provides certain information on the dollar range of equity securities beneficially owned by each Board nominee in each Fund as of June 30, 2026.
Code	Equity Range
A	None
B	$1 – $10,000
C	$10,001 – $50,000
D	$50,001 – $100,000
E	over $100,000
Name of Board Nominee Dollar Range of Equity Securities in each Fund
Fund Name	Ackermann	Beery	Bolotin	Cephas	Frost*	Detrick	Gauthier
HMF
Balanced Income Fund	A	A	A	A	E	A	A
Capital Appreciation Fund	A	A	A	A	A	A	A
Checks and Balances Fund	A	A	A	A	A	A	A
Climate Opportunities Fund	A	A	A	A	A	A	A
Conservative Allocation Fund	A	A	A	A	A	A	A
Core Equity Fund	A	A	A	A	A	E	A
Dividend and Growth Fund	A	A	A	A	A	C	A
Dynamic Bond Fund	A	A	A	A	A	A	E
Emerging Markets Equity Fund	A	A	A	A	A	A	A
Emerging Markets Local Debt Fund	A	A	A	A	A	A	A
Equity Income Fund	A	A	A	A	A	A	A
Floating Rate Fund	A	A	A	A	A	A	A
Global Impact Fund	A	A	A	A	A	E	A
Healthcare Fund	A	A	A	A	A	A	A
High Yield Fund	A	A	A	A	A	A	A
Hybrid and Credit Opportunities Fund	A	A	A	A	A	A	A
Inflation Plus Fund	A	A	A	A	A	A	A
International Equity Fund	A	A	A	A	A	A	A
International Growth Fund	A	A	A	A	A	A	A
International Opportunities Fund	A	A	A	A	A	A	A
International Value Fund	A	E	A	A	A	A	A
MidCap Fund	A	A	A	A	E	E	A
MidCap Value Fund	A	A	A	A	A	A	A
Moderately Aggressive Allocation Fund	A	A	A	A	A	A	A
Moderate Allocation Fund	A	A	A	A	A	A	A
Multi-Asset Income Fund	A	A	A	A	A	A	A
Municipal Opportunities Fund	A	A	A	A	A	A	A
Municipal Short Duration Fund	A	A	A	A	A	A	A
Real Asset Fund	A	A	A	A	A	A	A
Short Duration Fund	A	A	A	A	A	A	A

Name of Board Nominee Dollar Range of Equity Securities in each Fund
Fund Name	Ackermann	Beery	Bolotin	Cephas	Frost*	Detrick	Gauthier
Small Cap Value Fund	A	A	A	A	A	A	A
Small Company Fund	A	A	A	A	A	A	A
Strategic Income Fund	A	A	A	A	A	A	E
Sustainable Municipal Bond Fund	A	A	A	A	A	A	A
Total Return Bond Fund	A	A	A	A	A	A	A
World Bond Fund	A	A	A	A	A	A	A
HMF II
Growth Opportunities Fund	A	A	A	A	A	E	A
Core Fixed Income Fund	A	A	A	A	A	A	A
Diversified Opportunities Fund	A	A	A	A	A	A	A
Emerging Markets Equity Fund	A	A	A	A	A	A	A
Emerging Markets Multi-Sector Bond Fund	A	A	A	A	A	A	E
International Contrarian Value Fund	E	A	A	A	E	A	A
International Multi-Cap Value Fund	A	A	A	A	A	A	A
International Stock Fund	A	A	A	A	E	A	A
Securitized Income Fund	A	A	A	A	A	A	A
Tax-Aware Bond Fund	A	A	A	A	A	A	A
US MidCap Opportunities Fund	E	A	A	A	A	E	A
US Small Cap Opportunities Fund	A	A	A	A	A	A	A
Small Cap Growth Fund	A	A	A	A	A	A	A
HLS
Balanced HLS Fund	A	A	A	A	A	A	A
Capital Appreciation HLS Fund	A	A	A	A	A	A	A
Disciplined Equity HLS Fund	A	A	A	A	A	A	A
Dividend and Growth HLS Fund	A	A	A	A	A	A	A
Healthcare HLS Fund	A	A	A	A	A	A	A
International Opportunities HLS Fund	A	A	A	A	A	A	A
MidCap HLS Fund	A	A	A	A	A	A	A
Small Company HLS Fund	A	A	A	A	A	A	A
Stock HLS Fund	A	A	A	A	A	A	A
Total Return Bond HLS Fund	A	A	A	A	A	A	A
Ultrashort Bond HLS Fund	A	A	A	A	A	A	A
Small Cap Growth HLS Fund	A	A	A	A	A	A	A
LST
Disciplined US Equity ETF	A	A	A	A	A	A	A
Developed Markets (ex-US) ETF	A	A	A	A	E	A	A
Emerging Markets ETF	A	A	A	A	A	A	A
Small Cap ETF	A	A	A	A	A	A	A
US Equity ETF	A	A	A	A	A	A	A
US Value ETF	A	A	A	A	A	A	A
US Quality Growth ETF	A	A	A	A	A	A	A

Name of Board Nominee Dollar Range of Equity Securities in each Fund
Fund Name	Ackermann	Beery	Bolotin	Cephas	Frost*	Detrick	Gauthier
HFETT
AAA CLO ETF	A	A	A	A	D	A	E
Alpha Capture Growth ETF	A	A	A	A	A	A	A
Alpha Capture Value ETF	A	A	A	A	A	A	A
Core Bond ETF	A	A	A	A	A	A	A
Dynamic Bond ETF	A	A	A	A	E	A	A
Equity Premium Income ETF	A	A	A	A	E	A	A
Large Cap Growth ETF	A	A	A	A	E	A	A
Municipal Opportunities ETF	A	A	A	A	E	A	A
Schroders Tax-Aware Bond ETF	A	A	A	A	A	A	A
Strategic Income ETF	A	A	A	A	E	A	A
Total Return Bond ETF	A	A	A	A	E	A	E
Aggregate Dollar Range of Equity Securities in the Funds	E	E	A	A	E	E	E

*
Mr. Frost is an “interested person” of each Fund, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name of Board Nominee Dollar Range of Equity Securities in each Fund
Fund Name	Johnson	Rosenberg	Sung
HMF
Balanced Income Fund	A	A	A
Capital Appreciation Fund	A	A	A
Checks and Balances Fund	A	A	A
Climate Opportunities Fund	A	A	A
Conservative Allocation Fund	A	A	A
Core Equity Fund	A	A	A
Dividend and Growth Fund	A	A	A
Dynamic Bond Fund	A	A	A
Emerging Markets Equity Fund	A	A	A
Emerging Markets Local Debt Fund	A	A	A
Equity Income Fund	A	C	A
Floating Rate Fund	A	A	A
Global Impact Fund	A	A	A
Healthcare Fund	A	A	A
High Yield Fund	A	A	A
Inflation Plus Fund	A	A	A
International Equity Fund	A	A	E
International Growth Fund	A	A	A
International Opportunities Fund	A	A	A
International Value Fund	A	A	A
Hybrid and Credit Opportunities Fund	A	A	A

Name of Board Nominee Dollar Range of Equity Securities in each Fund
Fund Name	Johnson	Rosenberg	Sung
MidCap Fund	A	A	A
MidCap Value Fund	A	A	A
Moderately Aggressive Allocation Fund	A	A	A
Moderate Allocation Fund	A	A	A
Multi-Asset Income Fund	A	A	A
Municipal Opportunities Fund	A	A	A
Municipal Short Duration Fund	A	A	A
Real Asset Fund	A	A	A
Short Duration Fund	A	A	A
Small Cap Value Fund	A	A	A
Small Company Fund	A	A	A
Strategic Income Fund	A	A	A
Sustainable Municipal Bond Fund	A	A	A
Total Return Bond Fund	A	A	A
World Bond Fund	A	A	A
HMF II
Growth Opportunities Fund	A	A	A
Core Fixed Income Fund	A	A	A
Diversified Opportunities Fund	A	A	A
Emerging Markets Equity Fund	A	A	A
Emerging Markets Multi-Sector Bond Fund	A	A	A
International Contrarian Value Fund	A	A	A
International Multi-Cap Value Fund	A	A	A
International Stock Fund	A	A	A
Securitized Income Fund	A	A	A
Tax-Aware Bond Fund	A	A	A
US MidCap Opportunities Fund	A	A	A
US Small Cap Opportunities Fund	A	A	A
Small Cap Growth Fund	A	A	A
HLS
Balanced HLS Fund	A	A	A
Capital Appreciation HLS Fund	A	A	A
Disciplined Equity HLS Fund	A	A	A
Dividend and Growth HLS Fund	A	A	A
Healthcare HLS Fund	A	A	A
International Opportunities HLS Fund	A	A	A
MidCap HLS Fund	A	A	A
Small Company HLS Fund	A	A	A
Stock HLS Fund	A	A	A
Total Return Bond HLS Fund	A	A	A
Ultrashort Bond HLS Fund	A	A	A

Name of Board Nominee Dollar Range of Equity Securities in each Fund
Fund Name	Johnson	Rosenberg	Sung
Small Cap Growth HLS Fund	A	A	A
Balanced HLS Fund	A	A	A
Capital Appreciation HLS Fund	A	A	A
Disciplined Equity HLS Fund	A	A	A
LST
Disciplined US Equity ETF	A	A	A
Developed Markets (ex-US) ETF	A	A	A
Emerging Markets ETF	A	A	A
Small Cap ETF	A	A	A
US Equity ETF	A	A	A
US Value ETF	A	A	A
US Quality Growth ETF	A	A	A
HFETT
AAA CLO ETF	A	A	A
Alpha Capture Growth ETF	A	A	A
Alpha Capture Value ETF	A	A	A
Core Bond ETF	A	A	A
Dynamic Bond ETF	A	A	A
Equity Premium Income ETF	A	A	A
Large Cap Growth ETF	A	A	A
Municipal Opportunities ETF	A	A	A
Schroders Tax-Aware Bond ETF	A	A	A
Strategic Income ETF	A	A	A
Total Return Bond ETF	A	A	A
Aggregate Dollar Range of Equity Securities in the Funds	A	C	E

Appendix J: Board Nominees’ and Executive Officers’ Aggregate Ownership of Fund Shares
As of June 30, 2026, the Board nominees and the Funds’ executive officers owned, as a group, less than 1% of the issued and outstanding shares of each class of the Funds except as set forth below.
Fund	Class	Percentage
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	I	4.98%

J-1

Appendix K: Fees Paid to the Funds’ Independent Registered Public Accounting Firm
The following table sets forth the amount PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm (the “Auditor”) billed the Funds for professional services rendered by PwC for the two fiscal years indicated in the table and certain other information.
Fund	Fiscal Year Ended	Audit Fees(1)	Audit Related Fees(2)	Tax Fees(3)	Total Fees for Services Provided to Fund	All other Fees(4)
HMF	10/31/2025	$1,159,840	$0	$173,209	$1,333,049	$1,022
	10/31/2024	$1,107,993	$16,000	$171,084	$1,295,077	$983
HMF II	10/31/2025	$358,724	$0	$75,634	$434,358	$316
	10/31/2024	$415,752	$0	$87,810	$503,562	$347
HLS	12/31/2025	$365,803	$0	$60,384	$426,187	$322
	12/31/2024	$349,321	$0	$58,056	$407,377	$303
LST	7/31/2025	$148,623	$0	$61,152	$209,775	$131
	9/30/2024	$202,990	$0	$84,000	$286,990	$123
HFETT	7/31/2025	$237,490	$0	$69,888	$307,378	$209
	7/31/2024	$251,987	$12,000	$76,388	$340,375	$221
HFETT*	10/31/2025	N/A	N/A	N/A	N/A	N/A
	10/31/2024	N/A	N/A	N/A	N/A	N/A

*
Two Series of HFETT, Hartford Equity Premium Income ETF and Hartford Alpha Capture Growth ETF has a fiscal year end of 10/31.

(1)
Consists of fees for audits of the Funds’ annual financial statements.

(2)
Consists of fees for assurance and related services reasonably related to the audits of each Fund’s financial statements, but which are not included in the amount for “Audit Fees.”

(3)
Consist of fees for tax compliance and tax reporting. Fees for the past two fiscal years consisted of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC.

(4)
Any fees for services provided for each Fund not included in the previous columns.

The Audit Committee has approved 100% of the services listed in the table above. The aggregate non-audit fees billed by PwC for services rendered to the Funds are shown above in the column titled “All Other Fees.”
The aggregate non-audit fees billed by PwC for services rendered to Hartford Funds Management for the past two fiscal years were:
Fiscal Year Ended	Non-Audit Fees	Fiscal Year Ended	Non-Audit Fees
March 31, 2024	N/A	March 31, 2025	N/A
July 31, 2024	$197,808	July 31, 2025	$374,378
September 30, 2024	$205,322	September 30, 2025	$0
October 31, 2024	$502,622	October 31, 2025	$493,179
December 31, 2024	$179,558	December 31, 2025	$181,905
Other than the fees discussed above, as well as the fees related to audit, audit-related, and tax service, PwC did not bill any fees for services rendered to entities controlling, controlled by, or under common control with Hartford Funds Management for the past two fiscal years.
The Funds’ Audit Committees have adopted pre-approval policies and procedures, which are included as part of the Audit Committee Charter (the “Pre-Approval Procedures”), which generally provide that the

K-1

Funds’ Audit Committees must pre-approve any audit, audit-related, tax, and other services to be provided by the independent registered public accounting firm to each Fund or to each Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to each Fund if the engagement relates directly to operations and financial reporting of each Fund, to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. The Audit Committee has approved all of the services listed in the table above.
The Audit Committee has delegated pre-approval authority to its Chair, subject to certain limits set forth in the Pre-Approval Procedures. The Chair will report any pre-approval to the Audit Committee at their next scheduled meetings. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved levels set forth in the Pre-Approval Procedures require specific pre-approval by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services rendered to each Fund’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to each Fund is compatible with maintaining the independent registered public accounting firm’s independence and has discussed PwC’s independence with Hartford Funds Management and PwC.

K-2

Appendix L: Shares Outstanding as of Record Date (August 19, 2026)
THE HARTFORD MUTUAL FUNDS, INC.
Fund Name	Class	Shares Outstanding
Hartford Climate Opportunities Fund	A	1,689,685.13
Hartford Climate Opportunities Fund	C	115,282.46
Hartford Climate Opportunities Fund	F	2,482,076.79
Hartford Climate Opportunities Fund	I	987,752.63
Hartford Climate Opportunities Fund	R3	7,172.67
Hartford Climate Opportunities Fund	R4	784.57
Hartford Climate Opportunities Fund	R5	8,999.00
Hartford Climate Opportunities Fund	R6	237,366.75
Hartford Climate Opportunities Fund	Y	332,989.40
Hartford Core Equity Fund	A	36,214,270.05
Hartford Core Equity Fund	C	5,124,417.22
Hartford Core Equity Fund	F	71,947,443.12
Hartford Core Equity Fund	I	48,465,752.78
Hartford Core Equity Fund	R3	817,039.03
Hartford Core Equity Fund	R4	1,587,048.21
Hartford Core Equity Fund	R5	1,513,430.12
Hartford Core Equity Fund	R6	21,844,239.05
Hartford Core Equity Fund	Y	6,651,224.17
Hartford Dynamic Bond Fund	A	9,515,216.29
Hartford Dynamic Bond Fund	C	2,021,947.97
Hartford Dynamic Bond Fund	F	135,922,964.84
Hartford Dynamic Bond Fund	I	266,252,471.60
Hartford Dynamic Bond Fund	R5	11,268.68
Hartford Dynamic Bond Fund	R6	1,416,798.78
Hartford Dynamic Bond Fund	Y	1,774,265.71
Hartford Emerging Markets Equity Fund	A	1,966,331.46
Hartford Emerging Markets Equity Fund	C	117,059.80
Hartford Emerging Markets Equity Fund	F	19,808,262.71
Hartford Emerging Markets Equity Fund	I	16,092,480.27
Hartford Emerging Markets Equity Fund	R3	55,129.50
Hartford Emerging Markets Equity Fund	R4	26,291.95
Hartford Emerging Markets Equity Fund	R5	103,951.34
Hartford Emerging Markets Equity Fund	R6	1,285,757.91
Hartford Emerging Markets Equity Fund	Y	5,082,395.52
Hartford Global Impact Fund	A	3,478,246.47
Hartford Global Impact Fund	C	48,157.67
Hartford Global Impact Fund	F	8,536,380.47
Hartford Global Impact Fund	I	2,570,686.40
Hartford Global Impact Fund	R3	348,132.66
Hartford Global Impact Fund	R4	52,417.42

Fund Name	Class	Shares Outstanding
Hartford Global Impact Fund	R5	49,266.57
Hartford Global Impact Fund	R6	2,379,292.86
Hartford Global Impact Fund	Y	1,057,532.23
Hartford Hybrid and Credit Opportunities Fund	A	6,007,613.11
Hartford Hybrid and Credit Opportunities Fund	C	391,495.83
Hartford Hybrid and Credit Opportunities Fund	F	2,313,882.24
Hartford Hybrid and Credit Opportunities Fund	I	5,797,345.35
Hartford Hybrid and Credit Opportunities Fund	R3	2,498.61
Hartford Hybrid and Credit Opportunities Fund	R4	5,400.99
Hartford Hybrid and Credit Opportunities Fund	R5	1,012,540.47
Hartford Hybrid and Credit Opportunities Fund	Y	418,683.79
Hartford International Equity Fund	A	34,292,694.14
Hartford International Equity Fund	C	177,497.21
Hartford International Equity Fund	F	4,525,400.33
Hartford International Equity Fund	I	3,907,525.37
Hartford International Equity Fund	R3	460,929.18
Hartford International Equity Fund	R4	149,885.91
Hartford International Equity Fund	R5	41,352.29
Hartford International Equity Fund	R6	609,096.05
Hartford International Equity Fund	Y	235,071.75
Hartford Moderate Allocation Fund	A	19,954,913.90
Hartford Moderate Allocation Fund	C	441,161.60
Hartford Moderate Allocation Fund	F	62,388.26
Hartford Moderate Allocation Fund	I	759,141.79
Hartford Moderate Allocation Fund	R3	669,491.62
Hartford Moderate Allocation Fund	R4	196,249.92
Hartford Moderate Allocation Fund	R5	838,311.42
Hartford Moderately Aggressive Allocation Fund	A	32,307,569.97
Hartford Moderately Aggressive Allocation Fund	C	720,068.66
Hartford Moderately Aggressive Allocation Fund	F	58,756.82
Hartford Moderately Aggressive Allocation Fund	I	941,556.21
Hartford Moderately Aggressive Allocation Fund	R3	321,334.64
Hartford Moderately Aggressive Allocation Fund	R4	78,026.36
Hartford Moderately Aggressive Allocation Fund	R5	311,352.13
Hartford Multi-Asset Income Fund	A	21,597,841.40
Hartford Multi-Asset Income Fund	C	588,305.76
Hartford Multi-Asset Income Fund	F	2,792,049.10
Hartford Multi-Asset Income Fund	I	2,656,642.91
Hartford Multi-Asset Income Fund	R3	28,313.86
Hartford Multi-Asset Income Fund	R4	32,850.04
Hartford Multi-Asset Income Fund	R5	4,840.53
Hartford Multi-Asset Income Fund	R6	9,573.79
Hartford Multi-Asset Income Fund	Y	137,091.73

Fund Name	Class	Shares Outstanding
Hartford Municipal Short Duration Fund	A	2,616,885.94
Hartford Municipal Short Duration Fund	C	28,994.54
Hartford Municipal Short Duration Fund	F	951,252.56
Hartford Municipal Short Duration Fund	I	559,344.67
Hartford Real Asset Fund	A	2,542,036.54
Hartford Real Asset Fund	C	41,977.96
Hartford Real Asset Fund	F	959,889.50
Hartford Real Asset Fund	I	2,102,875.35
Hartford Real Asset Fund	R3	18,432.32
Hartford Real Asset Fund	R4	2,955.47
Hartford Real Asset Fund	R5	3,168.38
Hartford Real Asset Fund	R6	18,496.55
Hartford Real Asset Fund	Y	1,057,920.76
Hartford Small Cap Value Fund	A	3,968,362.33
Hartford Small Cap Value Fund	C	88,229.17
Hartford Small Cap Value Fund	F	5,026,335.21
Hartford Small Cap Value Fund	I	1,560,537.42
Hartford Small Cap Value Fund	R3	39,243.65
Hartford Small Cap Value Fund	R4	15,785.77
Hartford Small Cap Value Fund	R5	13,895.87
Hartford Small Cap Value Fund	R6	1,177,546.23
Hartford Small Cap Value Fund	Y	8,106,894.63
Hartford Sustainable Municipal Bond Fund	A	2,259,841.18
Hartford Sustainable Municipal Bond Fund	C	58,994.32
Hartford Sustainable Municipal Bond Fund	F	1,656,669.93
Hartford Sustainable Municipal Bond Fund	I	3,191,361.59
The Hartford Balanced Income Fund	A	304,051,190.39
The Hartford Balanced Income Fund	C	46,795,518.96
The Hartford Balanced Income Fund	F	150,511,929.59
The Hartford Balanced Income Fund	I	202,224,838.43
The Hartford Balanced Income Fund	R3	7,177,397.30
The Hartford Balanced Income Fund	R4	2,217,895.53
The Hartford Balanced Income Fund	R5	2,355,980.68
The Hartford Balanced Income Fund	R6	16,759,488.85
The Hartford Balanced Income Fund	Y	2,380,186.14
The Hartford Capital Appreciation Fund	A	99,415,677.17
The Hartford Capital Appreciation Fund	C	1,573,064.49
The Hartford Capital Appreciation Fund	F	21,676,968.29
The Hartford Capital Appreciation Fund	I	10,959,493.89
The Hartford Capital Appreciation Fund	R3	491,801.17
The Hartford Capital Appreciation Fund	R4	354,192.12
The Hartford Capital Appreciation Fund	R5	288,341.25
The Hartford Capital Appreciation Fund	R6	491,410.22

Fund Name	Class	Shares Outstanding
The Hartford Capital Appreciation Fund	Y	381,805.46
The Hartford Checks and Balances Fund	A	111,052,387.17
The Hartford Checks and Balances Fund	C	3,059,964.12
The Hartford Checks and Balances Fund	F	179,971.65
The Hartford Checks and Balances Fund	I	7,090,104.57
The Hartford Checks and Balances Fund	R3	988,111.69
The Hartford Checks and Balances Fund	R4	323,265.70
The Hartford Checks and Balances Fund	R5	149,441.32
The Hartford Conservative Allocation Fund	A	9,541,598.20
The Hartford Conservative Allocation Fund	C	253,410.38
The Hartford Conservative Allocation Fund	F	13,874.47
The Hartford Conservative Allocation Fund	I	1,049,613.27
The Hartford Conservative Allocation Fund	R3	45,813.59
The Hartford Conservative Allocation Fund	R4	79,597.30
The Hartford Conservative Allocation Fund	R5	141,028.38
The Hartford Conservative Allocation Fund	Y	97,995.55
The Hartford Dividend and Growth Fund	A	142,010,562.19
The Hartford Dividend and Growth Fund	C	5,161,257.59
The Hartford Dividend and Growth Fund	F	178,172,360.65
The Hartford Dividend and Growth Fund	I	111,511,038.14
The Hartford Dividend and Growth Fund	R3	1,325,720.51
The Hartford Dividend and Growth Fund	R4	2,084,912.86
The Hartford Dividend and Growth Fund	R5	2,833,083.39
The Hartford Dividend and Growth Fund	R6	28,263,793.32
The Hartford Dividend and Growth Fund	Y	10,298,445.58
The Hartford Emerging Markets Local Debt Fund	A	693,290.77
The Hartford Emerging Markets Local Debt Fund	C	34,808.23
The Hartford Emerging Markets Local Debt Fund	F	510,748.37
The Hartford Emerging Markets Local Debt Fund	I	692,961.43
The Hartford Emerging Markets Local Debt Fund	R3	2,579.42
The Hartford Emerging Markets Local Debt Fund	R4	2,641.59
The Hartford Emerging Markets Local Debt Fund	R5	2,890.15
The Hartford Emerging Markets Local Debt Fund	Y	1,349,983.16
The Hartford Equity Income Fund	A	85,678,654.78
The Hartford Equity Income Fund	C	2,860,205.45
The Hartford Equity Income Fund	F	58,670,903.44
The Hartford Equity Income Fund	I	56,381,266.10
The Hartford Equity Income Fund	R3	944,619.78
The Hartford Equity Income Fund	R4	1,824,968.33
The Hartford Equity Income Fund	R5	2,094,296.04
The Hartford Equity Income Fund	R6	8,040,430.14
The Hartford Equity Income Fund	Y	3,766,651.23
The Hartford Floating Rate Fund	A	53,754,389.17

Fund Name	Class	Shares Outstanding
The Hartford Floating Rate Fund	C	3,187,590.24
The Hartford Floating Rate Fund	F	4,916,606.57
The Hartford Floating Rate Fund	I	39,796,108.25
The Hartford Floating Rate Fund	R3	172,929.41
The Hartford Floating Rate Fund	R4	222,545.55
The Hartford Floating Rate Fund	R5	133,330.87
The Hartford Floating Rate Fund	Y	4,295,001.20
The Hartford Healthcare Fund	A	12,704,990.94
The Hartford Healthcare Fund	C	548,498.48
The Hartford Healthcare Fund	F	520,257.40
The Hartford Healthcare Fund	I	3,857,395.56
The Hartford Healthcare Fund	R3	389,263.23
The Hartford Healthcare Fund	R4	180,191.73
The Hartford Healthcare Fund	R5	20,878.09
The Hartford Healthcare Fund	R6	116,524.79
The Hartford Healthcare Fund	Y	162,442.85
The Hartford High Yield Fund	A	33,909,080.64
The Hartford High Yield Fund	C	900,241.54
The Hartford High Yield Fund	F	22,466,873.96
The Hartford High Yield Fund	I	5,504,892.65
The Hartford High Yield Fund	R3	184,055.00
The Hartford High Yield Fund	R4	77,396.53
The Hartford High Yield Fund	R5	90,111.12
The Hartford High Yield Fund	R6	39,639.02
The Hartford High Yield Fund	Y	167,136.81
The Hartford Inflation Plus Fund	A	10,984,844.74
The Hartford Inflation Plus Fund	C	636,208.91
The Hartford Inflation Plus Fund	F	11,415,434.31
The Hartford Inflation Plus Fund	I	7,453,876.81
The Hartford Inflation Plus Fund	R3	2,015,304.65
The Hartford Inflation Plus Fund	R4	341,842.14
The Hartford Inflation Plus Fund	R5	1,435,444.23
The Hartford Inflation Plus Fund	Y	4,085,076.71
The Hartford International Growth Fund	A	5,053,360.11
The Hartford International Growth Fund	C	44,521.78
The Hartford International Growth Fund	F	8,223,467.83
The Hartford International Growth Fund	I	8,841,002.21
The Hartford International Growth Fund	R3	32,967.53
The Hartford International Growth Fund	R4	12,856.85
The Hartford International Growth Fund	R5	17,193.92
The Hartford International Growth Fund	R6	113,237.67
The Hartford International Growth Fund	Y	115,101.31
The Hartford International Opportunities Fund	A	19,697,195.26

Fund Name	Class	Shares Outstanding
The Hartford International Opportunities Fund	C	271,691.02
The Hartford International Opportunities Fund	F	33,684,834.44
The Hartford International Opportunities Fund	I	15,276,915.93
The Hartford International Opportunities Fund	R3	1,101,903.09
The Hartford International Opportunities Fund	R4	2,259,849.15
The Hartford International Opportunities Fund	R5	9,068,613.31
The Hartford International Opportunities Fund	R6	53,045,909.86
The Hartford International Opportunities Fund	Y	28,153,823.66
The Hartford International Value Fund	A	13,766,371.38
The Hartford International Value Fund	C	1,218,882.87
The Hartford International Value Fund	F	118,853,914.79
The Hartford International Value Fund	I	317,789,968.91
The Hartford International Value Fund	R3	141,935.24
The Hartford International Value Fund	R4	543,249.56
The Hartford International Value Fund	R5	2,634,938.12
The Hartford International Value Fund	R6	34,039,475.85
The Hartford International Value Fund	Y	84,198,330.23
The Hartford MidCap Fund	A	66,371,108.86
The Hartford MidCap Fund	C	1,523,132.46
The Hartford MidCap Fund	F	49,977,096.32
The Hartford MidCap Fund	I	20,041,081.18
The Hartford MidCap Fund	R3	1,425,073.96
The Hartford MidCap Fund	R4	924,637.05
The Hartford MidCap Fund	R5	863,837.11
The Hartford MidCap Fund	R6	3,604,836.16
The Hartford MidCap Fund	Y	1,457,806.97
The Hartford MidCap Value Fund	A	24,769,223.94
The Hartford MidCap Value Fund	C	148,253.50
The Hartford MidCap Value Fund	F	31,482,349.01
The Hartford MidCap Value Fund	I	9,398,643.12
The Hartford MidCap Value Fund	R3	278,476.06
The Hartford MidCap Value Fund	R4	175,213.28
The Hartford MidCap Value Fund	R5	111,736.81
The Hartford MidCap Value Fund	R6	223,410.52
The Hartford MidCap Value Fund	Y	392,375.67
The Hartford Municipal Opportunities Fund	A	47,230,501.15
The Hartford Municipal Opportunities Fund	C	1,239,775.94
The Hartford Municipal Opportunities Fund	F	64,789,040.26
The Hartford Municipal Opportunities Fund	I	96,720,476.46
The Hartford Municipal Opportunities Fund	Y	35,944,732.01
The Hartford Short Duration Fund	A	75,264,869.99
The Hartford Short Duration Fund	C	2,586,974.11
The Hartford Short Duration Fund	F	95,570,201.03

Fund Name	Class	Shares Outstanding
The Hartford Short Duration Fund	I	74,080,245.42
The Hartford Short Duration Fund	R3	356,952.74
The Hartford Short Duration Fund	R4	254,882.19
The Hartford Short Duration Fund	R5	290,686.76
The Hartford Short Duration Fund	R6	287,510.43
The Hartford Short Duration Fund	Y	105,333.17
The Hartford Small Company Fund	A	13,429,817.64
The Hartford Small Company Fund	C	57,552.60
The Hartford Small Company Fund	F	9,681,878.32
The Hartford Small Company Fund	I	700,460.91
The Hartford Small Company Fund	R3	351,746.74
The Hartford Small Company Fund	R4	266,105.61
The Hartford Small Company Fund	R5	45,960.09
The Hartford Small Company Fund	R6	218,445.92
The Hartford Small Company Fund	Y	111,456.67
The Hartford Strategic Income Fund	A	43,055,985.99
The Hartford Strategic Income Fund	C	12,966,697.30
The Hartford Strategic Income Fund	F	63,604,895.57
The Hartford Strategic Income Fund	I	307,317,105.80
The Hartford Strategic Income Fund	R3	352,172.66
The Hartford Strategic Income Fund	R4	330,262.90
The Hartford Strategic Income Fund	R5	4,464,610.30
The Hartford Strategic Income Fund	R6	129,898,290.99
The Hartford Strategic Income Fund	Y	13,024,393.01
The Hartford Total Return Bond Fund	A	106,646,108.09
The Hartford Total Return Bond Fund	C	141,571.65
The Hartford Total Return Bond Fund	F	178,417,241.10
The Hartford Total Return Bond Fund	I	84,595,109.22
The Hartford Total Return Bond Fund	R3	343,846.92
The Hartford Total Return Bond Fund	R4	821,738.97
The Hartford Total Return Bond Fund	R5	52,335.75
The Hartford Total Return Bond Fund	R6	89,327,019.03
The Hartford Total Return Bond Fund	Y	5,349,694.97
The Hartford World Bond Fund	A	23,126,265.64
The Hartford World Bond Fund	C	859,429.24
The Hartford World Bond Fund	F	300,110,909.70
The Hartford World Bond Fund	I	118,103,650.33
The Hartford World Bond Fund	R3	105,586.01
The Hartford World Bond Fund	R4	125,786.14
The Hartford World Bond Fund	R5	817,059.22
The Hartford World Bond Fund	R6	20,350,511.81
The Hartford World Bond Fund	Y	7,602,072.75

HARTFORD MUTUAL FUNDS II, INC.
Fund Name	Class	Shares Outstanding
Hartford Schroders Core Fixed Income Fund	F	6,644,898.93
Hartford Schroders Core Fixed Income Fund	I	148,170.40
Hartford Schroders Core Fixed Income Fund	R3	2,578.61
Hartford Schroders Core Fixed Income Fund	R4	1,564.67
Hartford Schroders Core Fixed Income Fund	R5	1,173.18
Hartford Schroders Core Fixed Income Fund	SDR	1,527,646.88
Hartford Schroders Core Fixed Income Fund	Y	437,579.46
Hartford Schroders Diversified Opportunities Fund	I	12,470.93
Hartford Schroders Diversified Opportunities Fund	SDR	12,573,576.13
Hartford Schroders Emerging Markets Equity Fund	A	5,679,709.37
Hartford Schroders Emerging Markets Equity Fund	C	93,391.95
Hartford Schroders Emerging Markets Equity Fund	F	36,514,956.62
Hartford Schroders Emerging Markets Equity Fund	I	130,893,700.69
Hartford Schroders Emerging Markets Equity Fund	R3	9,192.73
Hartford Schroders Emerging Markets Equity Fund	R4	64,283.71
Hartford Schroders Emerging Markets Equity Fund	R5	1,441.56
Hartford Schroders Emerging Markets Equity Fund	SDR	90,451,246.94
Hartford Schroders Emerging Markets Equity Fund	Y	4,114,868.23
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	A	224,351.35
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	C	21,025.58
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	F	4,236.07
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	I	670,200.63
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	R3	1,798.76
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	R4	1,830.53
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	R5	1,872.27
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	SDR	2,824,139.13
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	Y	46,727.27
Hartford Schroders International Contrarian Value Fund	A	254,174.12
Hartford Schroders International Contrarian Value Fund	C	68,484.75
Hartford Schroders International Contrarian Value Fund	F	2,927,136.54
Hartford Schroders International Contrarian Value Fund	I	8,213,033.67
Hartford Schroders International Contrarian Value Fund	R5	11,447.96
Hartford Schroders International Contrarian Value Fund	SDR	674,790.23
Hartford Schroders International Contrarian Value Fund	Y	353,910.53
Hartford Schroders International Multi-Cap Value Fund	A	10,755,973.29
Hartford Schroders International Multi-Cap Value Fund	C	318,343.02
Hartford Schroders International Multi-Cap Value Fund	F	37,359,167.39
Hartford Schroders International Multi-Cap Value Fund	I	61,581,769.99
Hartford Schroders International Multi-Cap Value Fund	R3	1,819,416.74
Hartford Schroders International Multi-Cap Value Fund	R4	590,946.63
Hartford Schroders International Multi-Cap Value Fund	R5	732,278.46

Fund Name	Class	Shares Outstanding
Hartford Schroders International Multi-Cap Value Fund	SDR	100,108,052.78
Hartford Schroders International Multi-Cap Value Fund	Y	20,678,773.12
Hartford Schroders International Stock Fund	A	17,159,772.23
Hartford Schroders International Stock Fund	C	1,094,311.58
Hartford Schroders International Stock Fund	F	95,330,506.35
Hartford Schroders International Stock Fund	I	206,694,686.48
Hartford Schroders International Stock Fund	R3	255,739.54
Hartford Schroders International Stock Fund	R4	200,455.81
Hartford Schroders International Stock Fund	R5	1,376,748.12
Hartford Schroders International Stock Fund	SDR	67,188,229.86
Hartford Schroders International Stock Fund	Y	1,366,682.79
Hartford Schroders Tax-Aware Bond Fund	A	7,587,801.02
Hartford Schroders Tax-Aware Bond Fund	C	1,022,667.93
Hartford Schroders Tax-Aware Bond Fund	F	17,830,720.72
Hartford Schroders Tax-Aware Bond Fund	I	34,079,706.72
Hartford Schroders Tax-Aware Bond Fund	SDR	3,305,111.77
Hartford Schroders Tax-Aware Bond Fund	Y	1,208.68
Hartford Schroders US MidCap Opportunities Fund	A	12,837,507.92
Hartford Schroders US MidCap Opportunities Fund	C	598,213.44
Hartford Schroders US MidCap Opportunities Fund	F	7,320,034.92
Hartford Schroders US MidCap Opportunities Fund	I	22,862,661.78
Hartford Schroders US MidCap Opportunities Fund	R3	107,071.47
Hartford Schroders US MidCap Opportunities Fund	R4	19,051.97
Hartford Schroders US MidCap Opportunities Fund	R5	53,749.79
Hartford Schroders US MidCap Opportunities Fund	SDR	3,272,403.69
Hartford Schroders US MidCap Opportunities Fund	Y	2,347,927.33
Hartford Schroders US Small Cap Opportunities Fund	A	1,042,982.75
Hartford Schroders US Small Cap Opportunities Fund	C	71,358.35
Hartford Schroders US Small Cap Opportunities Fund	F	412,774.88
Hartford Schroders US Small Cap Opportunities Fund	I	2,967,178.26
Hartford Schroders US Small Cap Opportunities Fund	R3	40,140.95
Hartford Schroders US Small Cap Opportunities Fund	R4	28,772.26
Hartford Schroders US Small Cap Opportunities Fund	R5	5,856.48
Hartford Schroders US Small Cap Opportunities Fund	SDR	359,508.79
Hartford Schroders US Small Cap Opportunities Fund	Y	184,067.76
The Hartford Growth Opportunities Fund	A	49,794,278.66
The Hartford Growth Opportunities Fund	C	1,112,018.20
The Hartford Growth Opportunities Fund	F	16,809,149.09
The Hartford Growth Opportunities Fund	I	16,446,319.57
The Hartford Growth Opportunities Fund	R3	548,194.48
The Hartford Growth Opportunities Fund	R4	563,897.53
The Hartford Growth Opportunities Fund	R5	85,207.79
The Hartford Growth Opportunities Fund	R6	392,269.54

Fund Name	Class	Shares Outstanding
The Hartford Growth Opportunities Fund	Y	7,251,246.63
The Hartford Small Cap Growth Fund	A	3,699,525.38
The Hartford Small Cap Growth Fund	C	27,476.78
The Hartford Small Cap Growth Fund	F	273,936.44
The Hartford Small Cap Growth Fund	I	640,465.39
The Hartford Small Cap Growth Fund	R3	135,379.16
The Hartford Small Cap Growth Fund	R4	108,399.90
The Hartford Small Cap Growth Fund	R5	23,490.02
The Hartford Small Cap Growth Fund	R6	746,229.90
The Hartford Small Cap Growth Fund	Y	186,107.98
HARTFORD SERIES FUND, INC.
Fund Name	Class	Shares Outstanding
Hartford Balanced HLS Fund	IA	44,779,967.73
Hartford Balanced HLS Fund	IB	5,522,794.90
Hartford Capital Appreciation HLS Fund	IA	57,532,030.15
Hartford Capital Appreciation HLS Fund	IB	6,573,365.23
Hartford Capital Appreciation HLS Fund	IC	258,415.75
Hartford Disciplined Equity HLS Fund	IA	105,659,171.26
Hartford Disciplined Equity HLS Fund	IB	11,661,165.39
Hartford Disciplined Equity HLS Fund	IC	2,332,544.71
Hartford Dividend and Growth HLS Fund	IA	120,427,027.72
Hartford Dividend and Growth HLS Fund	IB	14,845,970.76
Hartford International Opportunities HLS Fund	IA	34,100,413.53
Hartford International Opportunities HLS Fund	IB	3,471,550.91
Hartford MidCap HLS Fund	IA	25,629,075.08
Hartford MidCap HLS Fund	IB	2,876,701.46
Hartford Small Company HLS Fund	IA	17,884,426.38
Hartford Small Company HLS Fund	IB	2,050,210.17
Hartford Small Cap Growth HLS Fund	IA	12,958,615.59
Hartford Small Cap Growth HLS Fund	IB	7,146,937.97
Hartford Stock HLS Fund	IA	11,022,032.76
Hartford Stock HLS Fund	IB	972,728.43
Hartford Total Return Bond HLS Fund	IA	123,074,882.31
Hartford Total Return Bond HLS Fund	IB	13,802,065.20
Hartford Healthcare HLS Fund	IA	4,656,217.89
Hartford Healthcare HLS Fund	IB	1,388,352.75
Hartford Ultrashort Bond HLS Fund	IA	38,949,179.00
Hartford Ultrashort Bond HLS Fund	IB	5,734,776.25

HARTFORD FUNDS EXCHANGE-TRADED TRUST
Fund Name	Shares Outstanding
Hartford AAA CLO ETF	2,850,000
Hartford Alpha Capture Growth ETF	750,000
Hartford Alpha Capture Value ETF	5,659,257
Hartford Core Bond ETF	11,800,000
Hartford Dynamic Bond ETF	1,650,000
Hartford Equity Premium Income ETF	875,000
Hartford Large Cap Growth ETF	6,925,000
Hartford Municipal Opportunities ETF	20,600,000
Hartford Schroders Tax-Aware Bond ETF	15,250,000
Hartford Strategic Income ETF	31,900,000
Hartford Total Return Bond ETF	66,950,000
LATTICE STRATEGIES TRUST
Fund Name	Shares Outstanding
Hartford Disciplined US Equity ETF	1,725,000
Hartford Multifactor Developed Markets (ex-US) ETF	39,150,000
Hartford Multifactor Emerging Markets ETF	3,050,000
Hartford Multifactor Small Cap ETF	1,100,000
Hartford Multifactor US Equity ETF	11,050,000
Hartford US Quality Growth ETF	750,000
Hartford US Value ETF	775,000

Appendix M: Principal Shareholders
Except as set forth below, to the knowledge of the applicable Fund, as of July 31, 2026, no person is a beneficial owner of more than five percent of the outstanding shares of any class of a Fund.
Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
THE HARTFORD BALANCED INCOME FUND
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN		5.05%		6.03%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA				5.38%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										10.66%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		5.33%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	45.28%		89.94%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K GREENWOOD VLG CO							28.18%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K GREENWOOD VLG CO							15.27%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO										11.00%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							12.82%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO						5.07%
FIIOC FBO MANGAN INC 401K PROFIT SHARING PLAN AND TRUST COVINGTON KY							5.20%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					33.52%
JOHN HANCOCK LIFE INSURANCE CO USA BOSTON MA								14.15%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA								6.56%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
LINCOLN RETIREMENT SERVICES COMPANY FBO GOODWILL OF N GA TAX DEF FORT WAYNE IN						10.28%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.44%	7.57%		11.79%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA					46.50%	11.18%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA								11.49%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				10.33%			17.49%	8.75%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		5.01%		11.08%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.75%	6.62%		8.75%		10.76%	6.56%	6.58%		26.81%
PERSHING LLC JERSEY CITY NJ		6.22%		5.67%						20.37%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		13.65%		15.96%
THE HARTFORD HARTFORD CT						23.70%
THE HARTFORD HARTFORD CT								7.35%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	12.19%	37.21%		13.61%
THE HARTFORD CAPITAL APPRECIATION FUND
ASCENSUS TRUST COMPANY FBO ANESTHESIOLOGY CONSULTANTS EXCHANGE FARGO ND							8.72%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				7.20%						29.94%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		6.75%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	39.39%		32.77%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO						10.27%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO							6.53%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VLG CO								5.50%
THE HARTFORD CHECKS AND BALANCES FUND WAYNE PA			60.83%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					36.61%	41.47%	65.69%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.64%	6.89%		7.49%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA					9.09%
MATRIX TRUST CO CUST FBO SOLID GROUND WA PSRP PHOENIX AZ							5.82%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					27.97%
MATRIX TRUST COMPANY CUST FBO HUDSON COOK, LLP 401(K) PLAN DENVER CO								7.14%
MATRIX TRUST COMPANY TRUSTEE FBO EPLAN SVCS GROUP TRUST PHOENIX AZ										5.96%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				8.92%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		5.16%		7.59%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.26%	6.11%		11.79%						26.72%
PERSHING LLC JERSEY CITY NJ	5.78%	12.43%		6.11%						18.92%
PRINCIPAL TRUST COMPANY FBO MIDDLE AMERICA AGENT'S DEF COMP PLAN WILMINGTON DE						7.86%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		9.48%		12.76%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						12.29%
THE HARTFORD HARTFORD CT								41.15%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ				9.27%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.57%	18.26%		16.37%
THE HARTFORD CHECKS AND BALANCES FUND
ASCENSUS TRUST COMPANY FBO [REDACATED] INDIVIDUAL 401K P FARGO ND							9.70%
ASCENSUS TRUST COMPANY FBO MOONLIGHT PAINTING 401K PLAN FARGO ND						5.27%
ASCENSUS TRUST COMPANY FBO MW PRODUCTIONS IND K FARGO ND					5.58%
ASCENSUS TRUST COMPANY FBO RDP CONSULTING 401K ASCENSUS TRUST COMPANY FARGO ND						40.55%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA			44.23%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				10.45%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	49.92%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO						17.71%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							9.80%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					55.23%	33.04%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA							74.03%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	8.17%	8.36%		25.33%	6.36%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					12.39%
MATRIX TRUST COMPANY CUST. FBO A-1 TOOL INC. DENVER CO					6.83%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.59%	10.31%	20.06%	15.70%
PERSHING LLC JERSEY CITY NJ		9.09%	30.53%	5.89%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		14.90%		25.52%			6.48%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN		6.88%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		9.02%
HARTFORD CLIMATE OPPORTUNITIES FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO SOUTH MINNEAPOLIS MN				24.99%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA	18.56%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA					19.76%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	5.11%							11.70%		60.57%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA				8.17%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	44.71%		88.03%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS GREENWOOD VILLAGE CO								61.45%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD FUNDS MANAGEMENT COMPANY, LLC*** WAYNE PA					7.91%	91.10%	8.11%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNTS SAN DIEGO CA	5.52%	10.51%		12.95%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					18.92%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						8.90%
MATRIX TRUST COMPANY CUST FBO MATRIX TRUST – KINGSTON CITY SD 403 FBO YVONNE PARKER DENVER CO					5.14%
MATRIX TRUST COMPANY CUST FBO MTC – PINE BUSH CNTRL SD 403B PLAN FBO DIANE T TRAD DENVER CO					19.34%
MATRIX TRUST COMPANY CUST FBO MTC – RED HOOK CNTRL SCH 403B PLAN FBO ROBERT L MCKIERNAN DENVER CO					11.25%
MATRIX TRUST COMPANY CUST FBO MTC – RONDOUT VALLEY CNTRL SD 403B FBO KEVIN MUTZ DENVER CO					6.52%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	12.78%		7.87%	21.94%						11.88%
PERSHING LLC JERSEY CITY NJ		46.71%		7.68%			91.89%			25.29%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		5.96%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA								5.85%
TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA CHARLOTTE NC								11.49%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		11.65%		9.12%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
THE HARTFORD CONSERVATIVE ALLOCATION FUND
ASCENSUS TRUST COMPANY FBO AEGIS IMAGING RETIREMENT PLAN 4649 FARGO ND					9.36%
ASCENSUS TRUST COMPANY FBO MOONLIGHT PAINTING 401K PLAN FARGO ND						6.58%
ASCENSUS TRUST COMPANY FBO REK CONSULTING 401K PLAN FARGO ND						6.89%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	32.45%		36.49%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC*** WAYNE PA			10.33%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT							99.27%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					52.47%	75.23%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	9.00%	27.62%		41.96%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					9.97%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					11.98%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						7.70%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY					11.40%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	10.31%	8.76%		9.55%						16.84%
PERSHING LLC JERSEY CITY NJ	5.36%	6.53%	47.40%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		18.03%		19.18%
SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS OAKS PA			5.77%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
UMB BANK NA CUST SEP IRA FBO JOHN C DAILEY HGHLNDS RANCH CO										81.77%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.50%	16.39%
HARTFORD CORE EQUITY FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN				6.24%
ASCENSUS TRUST COMPANY FBO JONES OF ANNAPOLIS INC 401(K) PLA FARGO ND					5.91%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				5.48%		13.00%				11.64%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		7.15%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					6.46%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA								7.64%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	43.50%		85.01%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO					12.50%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS GREENWOOD VLG CO								14.32%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA						14.06%
JOHN HANCOCK TRUST COMPANY LLC WESTWOOD MA							23.15%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.39%	10.31%		10.82%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN							12.79%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN								8.88%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL								6.84%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	5.78%	9.23%		12.24%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.27%	6.89%		16.24%			40.01%			23.40%
PERSHING LLC JERSEY CITY NJ				11.97%
PERSHING LLC JERSEY CITY NJ		8.03%
PERSHING LLC JERSEY CITY NJ										37.72%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		16.24%		15.15%
SPECIAL RESERVE PARTNERS II LLC C/O SASM&F LLC WHITE PLAINS NY										12.77%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					29.53%	25.48%
STATE STREET BANK CUSTODIAN FBO ADP ACCESS LARGE MARKET 401K BOSTON MA						5.38%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT								21.26%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.96%	28.16%		8.08%
THE HARTFORD DIVIDEND AND GROWTH FUND
AMERICAN ENTERPRISE INVESTMENT SVC MINNEAPOLIS MN		5.21%		5.98%
ASCENSUS TRUST COMPANY FBO ANESTHESIOLOGY CONSULTANTS EXCHANGE FARGO ND							6.30%
ATTN MUTUAL FUND OPS CHARLES SCHWAB & CO INC SAN FRANCISCO CA					5.21%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA			9.67%	11.11%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA								8.16%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA						12.61%				19.55%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		6.31%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA								7.71%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	61.37%		73.05%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO					5.58%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO						6.78%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								5.95%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO						5.33%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO							11.38%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VILLAGE CO								7.67%
THE HARTFORD CHECKS AND BALANCES FUND WAYNE PA			6.66%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					41.80%	6.99%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		7.51%		10.22%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					11.79%
MATRIX TRUST COMPANY AS AGENT FOR HALL, RENDER, KILLIAN, HEATH & LYMA DENVER CO						9.59%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL						5.58%	36.58%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		15.01%		26.52%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ				10.38%			11.60%	18.07%		52.03%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMT PLANS NTC-PLNS C/O IPO PORTFOLIO ACCTING COLUMBUS OH								7.77%
PERSHING LLC JERSEY CITY NJ		11.61%		7.72%						15.09%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.29%		9.34%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					14.28%	16.10%
TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA CHARLOTTE NC							19.25%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		25.67%		5.71%
HARTFORD DYNAMIC BOND FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN	5.09%	12.73%		18.28%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										29.62%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		8.64%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	58.70%		57.12%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC*** WAYNE PA							100.00%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF MUTUAL FUND DEPARTMENT BROOKLYN NY			41.01%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.60%			12.00%
MATRIX TRUST COMPANY CUST FBO KADES MARGOLIS 403B DENVER CO								60.09%
MATRIX TRUST COMPANY CUST FBO KADES MARGOLIS IRA DENVER CO								38.39%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				6.66%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	9.47%	31.93%		13.51%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST QUINCY MA				8.95%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ										32.54%
PERSHING LLC JERSEY CITY NJ		13.49%		12.76%						37.62%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		8.07%		15.00%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		15.11%
HARTFORD EMERGING MARKETS EQUITY FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN		5.11%		58.93%
APEX COMPANIES LLC 401(K) PLAN COVINGTON KY							81.48%
ASCENSUS TRUST COMPANY FBO LIGHTING SERVICES INC NON- UNION 401 FARGO ND							15.95%
ASCENSUS TRUST COMPANY FBO VARI-TECH LLC 401(K) PLAN FARGO ND					8.15%
C/O TIAA-SWP SEI PRIVATE TRUST COMPANY* OAKS PA			86.81%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										6.56%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA								8.80%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	53.69%		5.68%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO								6.15%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO								8.39%
EMPOWER TRUST FBO RECORDKEEPING FOR EMPLOYEE BENEFITS GREENWOOD VLG CO						20.25%
FIIOC FBO LSSE CIVIL ENGINEERS AND SURVEYORS INC 401(K) P COVINGTON KY						20.71%
FIIOC FBO SOUTHWORTH CHEVROLET INC RETIREMENT PLAN COVINGTON KY						8.62%
GOLDMAN SACHS & CO C/O MUTUAL FUND OPS SALT LAKE CITY UT										69.76%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY		57.28%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	9.34%			9.03%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						15.60%
MID ATLANTIC TRUST COMPANY FBO HOME DYNAMICS CONSTRUCTION COR 401 PITTSBURGH PA					12.89%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.68%			22.01%				34.51%		10.95%
PERSHING LLC JERSEY CITY NJ										9.89%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					72.65%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						31.13%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT								11.69%
THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND
CAPINCO* MILWAUKEE WI										87.24%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA		14.23%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	6.81%									5.53%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	41.92%	16.65%	99.74%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC*** WAYNE PA					100.00%	100.00%	100.00%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY				6.09%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		6.48%		15.74%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	18.77%	50.80%		41.60%						6.05%
PERSHING LLC JERSEY CITY NJ	8.07%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL				7.14%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO				10.14%
THE HARTFORD EQUITY INCOME FUND
ASCENSUS TRUST COMPANY FBO BRIAN W DOSSETT M.D. LTD PROFIT SHA FARGO ND					5.35%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA					16.98%		8.34%			21.96%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		13.54%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA								10.09%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA							12.36%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	64.19%		78.19%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						6.07%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					9.27%
EMPOWER TRUST FBO PLANS OF EMPOWER GREENWOOD VILLAGE CO										6.91%
FIIOC FBO BPS 401K PLAN COVINGTON KY						5.16%
FIIOC TTEE FBO RUDOLPH TECHNOLOGIES INC 401K SAVINGS PLAN COVINGTON KY										8.57%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					30.31%	8.85%
JOHN HANCOCK LIFE INSURANCE COMPANY (USA) BOSTON MA								8.31%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA							6.11%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		8.56%		27.47%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA					6.63%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					9.27%
MATRIX TRUST COMPANY CUST FBO LEBANON COMMUNITY SCHOOL DENVER CO						6.46%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MATRIX TRUST COMPANY CUST FBO SYMVIONICS INC 401K PLAN DENVER CO						6.25%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				5.52%		18.10%	19.90%	5.86%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		5.41%		6.65%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ				15.77%		5.82%	22.28%	16.70%		25.85%
PERSHING LLC JERSEY CITY NJ		7.76%		5.51%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		11.63%		19.06%
STATE STREET BANK CUSTODIAN FBO ADP ACCESS LARGE MARKET 401K BOSTON MA							18.30%
THE OZARK TRUST COMPANY C/C LITTLE ROCK AR										9.21%
TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA CHARLOTTE NC								5.22%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		27.91%		6.67%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA			8.06%
THE HARTFORD FLOATING RATE FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN		8.67%
ASCENSUS TRUST COMPANY FBO GEORGE H. MCCRIMLISK & COMPANY 401K FARGO ND						77.18%
C/O BMO HARRIS SWP SEI PRIVATE TRUST COMPANY OAKS PA			12.57%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										74.04%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		6.10%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	12.89%		33.41%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO							23.55%
FIIOC FBO RINGER, HENRY, BUCKLEY & SEACORD PA 401K SVGS PLN COVINGTON KY							11.53%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	9.00%	10.61%		6.30%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					16.86%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						9.99%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO							24.27%
MATRIX TRUST COMPANY CUST. FBO MCKENNETT FORSBERG, P.C. PS 401(K) SHARING 401(K) PLAN DENVER CO					24.28%
MICHAEL WEIGOLD FBO MICHAEL C WEIGOLD INC 401(K) PROFIT GREENWICH CT							6.15%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL	6.78%	5.72%		17.41%		8.84%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	12.63%	7.51%		11.60%	35.26%
MORI & CO KANSAS CITY MO			25.32%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	9.39%		19.49%	18.82%			23.40%
PERSHING LLC JERSEY CITY NJ	6.64%	21.36%								20.71%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.57%	14.41%		5.57%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN					11.41%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ				10.15%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	13.16%	14.20%		8.22%
HARTFORD GLOBAL IMPACT FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN		5.16%
ASCENSUS TRUST COMPANY FBO [REDCATED] 401(K) P/S PLAN FARGO ND							16.30%
CAPITAL BANK & TRUST COMPANY TTEE F PINNACLE FINANCIAL PARTNERS 401K GREENWOOD VLG CO								11.58%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				6.90%				6.46%		77.60%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA								19.83%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	54.16%		97.49%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO						47.47%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					6.08%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VLG CO						9.34%
EMPOWER TRUST FBO RECORDKEEPING FOR LARGE BENEFIT PL GREENWOOD VLG CO								22.02%
FIIOC FBO DERIVE TECHNOLOGIES LLC 401K PLAN COVINGTON KY						8.24%
FIIOC FBO ROTHSTEIN-TAUBER INC 401K PLAN COVINGTON KY							53.32%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
FIIOC FBO WEST HERR EMPLOYEES RETIREMENT PLAN COVINGTON KY							27.83%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					30.68%	18.26%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		9.50%		7.89%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA						11.53%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					51.77%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		18.90%		62.16%				18.12%		18.38%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		6.76%
STEPHEN J RITCHIE TOD BOISE ID		14.63%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		13.79%
THE HARTFORD GROWTH OPPORTUNITIES FUND
AMERICAN UNITED LIFE/VOYA FINANCIAL ADMINISTRATOR WINDSOR CT								8.23%
ASCENSUS TRUST COMPANY FBO MALCOLM & CISNEROS, A LAW CORP. 401 FARGO ND					10.65%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA							39.42%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	31.14%		80.89%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VLG CO								10.09%
FIIOC FBO BRAGG INVESTMENT COMPANY INC 401(K) PS PLAN COVINGTON KY						21.15%
FIIOC TTEE FBO BITMAX LLC COVINGTON KY					5.43%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					24.26%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO	5.56%	15.63%		24.76%	5.14%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA								12.38%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					6.60%
MATRIX TRUST COMPANY TRUSTEE FBO BAKER MOTOR COMPANY OFCHARLESTON, DENVER CO							10.17%
MATRIX TRUST COMPANY TRUSTEE FBO SEVEN2/14FOUR 401K PLAN PHOENIX AZ							9.03%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				16.25%				24.16%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY				5.41%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.01%	6.38%		11.94%			8.24%			83.42%
PERSHING LLC JERSEY CITY NJ		7.51%		5.49%			9.13%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.09%		9.91%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					20.32%	6.50%		9.84%
THE HARTFORD HARTFORD CT						38.74%
THE HARTFORD HARTFORD CT								8.44%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ				5.01%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		19.84%		7.48%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA			15.34%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
THE HARTFORD HEALTHCARE FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA			7.63%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				6.18%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	37.80%		29.36%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO								7.98%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO					5.69%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO							17.19%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO						5.67%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VLG CO								9.28%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VLG CO								6.21%
FIIOC FBO SACCUCCI AUTO GROUP INC 401(K) PLAN COVINGTON KY							10.01%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					21.97%	24.93%
ING LIFE INSURANCE AND ANNUITY COMPANY WINDSOR CT								9.44%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.23%	6.56%		14.39%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA					6.79%	5.60%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MATRIX TRUST COMPANY AGENT FOR TRP RPS RK FBO 401K SAVINGS INCENTIVE AND PROFIT OKLAHOMA CITY OK							11.11%
MID ATLANTIC TRUST COMPANY FBO LAUREL DENTAL ASSOCIATES PA 401(K) PITTSBURGH PA							19.32%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				10.31%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.87%		54.78%	9.45%		5.07%	9.71%	33.54%		34.05%
PERSHING LLC JERSEY CITY NJ	5.46%	8.88%		12.46%						41.38%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	7.99%	41.11%		23.46%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA							12.60%	19.78%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					52.25%	48.24%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ				5.32%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		14.54%
THE HARTFORD HIGH YIELD FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN				60.44%
AMERICAN STATE BANK TRUST SIOUX CENTER IA										27.44%
ASCENSUS TRUST COMPANY FBO [REDACTED] INDIVIDUAL 401K P FARGO ND							5.94%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT SAN FRANCISCO CA					6.19%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										14.56%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		10.86%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	72.21%		96.44%
EMPOWER TRUST FBO EMJAY FBO KCW ENGINEERING TECHNOLOG GREENWOOD VILLAGE CO						6.87%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					39.24%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO						11.28%
EMPOWER TRUST FBO NEW CASTLE COUNTY 457B DCP C/O EMPOWER GREENWOOD VLG CO								14.76%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					5.52%	45.89%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA							62.55%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		56.06%
MASSACHUSETTS MUTUAL LIFE INS CO SPRINGFIELD MA					6.05%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						16.59%
MID ATLANTIC TRUST COMPANY FBO ALERUS FINANCIAL FBO KASKASKIA TOOL PITTSBURGH PA					7.61%
MID ATLANTIC TRUST COMPANY FBO L&H MANUFACTURING PITTSBURGH PA					14.22%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ				9.12%	6.45%		6.44%			40.27%
PERSHING LLC JERSEY CITY NJ	7.55%	10.53%		7.45%						15.64%
PRINCIPAL TRUST COMPANY FBO MIDDLE AMERICA AGENT'S DEF COMP PLAN WILMINGTON DE						15.32%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL				6.12%
RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS ATLANTA GA								73.91%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA							17.03%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		7.12%
HARTFORD HYBRID AND CREDIT OPPORTUNITIES FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN				12.77%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA			12.36%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										9.70%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	23.53%		86.89%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							95.14%
FIIOC FBO GEORGE WASHINGTON MEMORIAL PARK PROFIT SHARING 401 (K) PLAN COVINGTON KY						52.15%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	16.35%	12.53%		11.54%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					28.17%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						47.85%
MID ATLANTIC TRUST COMPANY FBO DAVIDSON & DAVIDSON ENTERPRISE 401(K) PITTSBURGH PA					58.51%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	7.43%	9.00%		13.96%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	9.01%			7.23%						67.01%
PERSHING LLC JERSEY CITY NJ	8.66%	17.16%		5.72%	11.10%					18.13%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.58%	21.62%		10.52%
SAXON & CO FBO CLEVELAND OH				10.27%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ		10.03%		12.10%
THE HARTFORD INFLATION PLUS FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN		9.91%		14.08%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				35.20%			9.25%			67.19%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		6.90%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	26.43%		14.88%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO							6.13%
THE HARTFORD CONSERVATIVE ALLOCATION FUND WAYNE PA			5.99%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					85.00%	51.09%
JOHN HANCOCK LIFE INSURANCE COMPANY (USA) BOSTON MA							13.45%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY		24.65%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.71%	7.92%		23.10%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA					5.34%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	5.94%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	7.58%			8.29%		24.98%	10.24%
PERSHING LLC JERSEY CITY NJ	7.20%	5.24%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		27.62%
RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS ATLANTA GA							41.51%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.87%	5.21%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA			77.41%
HARTFORD INTERNATIONAL EQUITY FUND
ASCENSUS TRUST CO FBO SPLICE ONE INC 401K PLAN 21024 FARGO ND					5.46%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				11.33%		8.87%				22.24%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	41.27%		85.59%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								46.27%
FIIOC FBO GREATER MODESTO 401K PLAN IRA COVINGTON KY							22.87%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.14%			13.56%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					7.34%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						24.89%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MATRIX TRUST COMPANY AS AGENT FOR TD AMERITRADE TRUST COMPANY TDARP ROCKAWAY HUNTING CLUB RETIREMENT PLAN DENVER CO								6.11%
MATRIX TRUST COMPANY CUST FBO HEPWORTH GERSHBAUM & ROTH PLLC 401(K) DENVER CO							9.26%
MATRIX TRUST COMPANY CUST FBO WESTCHESTER CENTER FOR REHABILITATI DENVER CO							16.54%
MID ATLANTIC TRUST COMPANY FBO DENTAL ARTS OF DARIEN 401(K) PROFIT PITTSBURGH PA							13.55%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY				9.17%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.17%	5.16%		13.85%				26.01%		8.61%
PERSHING LLC JERSEY CITY NJ			5.70%	6.35%			27.33%			24.24%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		31.42%		13.14%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN				6.26%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					19.42%	15.33%
THE HARTFORD HARTFORD CT					42.14%
THE HARTFORD HARTFORD CT						36.12%
TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA CHARLOTTE NC										33.98%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ				7.78%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		5.69%		9.97%
THE HARTFORD INTERNATIONAL GROWTH FUND
AMERICAN ENTERPRISE INVESTMENT SVC* FBO MINNEAPOLIS MN		11.41%		85.00%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA						48.54%				10.40%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA								5.02%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	60.74%		58.35%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								14.45%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VLG CO								14.05%
HARTFORD MODERATELY AGGRESSIVE ALLOCATION FUND WAYNE PA			15.58%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA			7.06%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.75%				6.43%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					56.78%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						36.44%
MATRIX TRUST COMPANY CUST FBO INQUIS MEDICAL INC DENVER CO								8.03%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		19.61%		8.17%			9.44%			65.02%
PERSHING LLC JERSEY CITY NJ										9.09%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN		15.18%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA							90.56%	12.56%		7.42%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					16.00%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
THE WIRELESS SPECIALIST LLC [REDCATED] TRUSTEE IND (K) FBO [REDACTED] TYLER TX						12.11%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA			15.75%
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
ATTN MUTUAL FUND ADMINISTRATOR C/O PRINCIPAL FINANCIAL ID SEI PRIVATE TRUST COMPANY OAKS PA										7.18%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA				9.02%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				6.42%				5.53%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA							6.93%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	73.16%		72.55%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K GREENWOOD VLG CO							25.88%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO						6.18%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					32.81%	7.69%
ING LIFE INSURANCE AND ANNUITY COMPANY WINDSOR CT						6.70%
LINCOLN RETIREMENT SERVICES COMPANY FBO FORREST GENERAL HOSPITAL 403B FORT WAYNE IN							5.93%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		5.36%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA					23.63%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL							9.80%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		5.93%		19.19%		12.21%	10.74%	28.28%		34.46%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMT PLANS (NTC-PLNS) C/O IPO PORTFOLIO ACCTING COLUMBUS OH							22.98%			5.73%
PERSHING LLC JERSEY CITY NJ		13.65%		6.31%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		43.13%		14.60%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN				5.34%
RELIANCE TRUST CO FBO HUNTINGTON NATIONAL BANK ATLANTA GA										9.60%
STANDARD INSURANCE COMPANY PORTLAND OR										16.38%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					22.63%	25.36%
TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA CHARLOTTE NC								16.60%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ				13.21%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO				5.70%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA			9.18%
THE HARTFORD INTERNATIONAL VALUE FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN		12.30%		24.67%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA		8.61%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	22.80%									35.75%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA					6.13%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA						27.07%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	37.03%		39.82%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K GREENWOOD VLG CO							60.40%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO					6.46%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VLG CO						18.47%
FIIOC FBO FRIDAY MILNER LAMBERT TURNER RETIREMENT PLAN COVINGTON KY					7.67%
GOLDMAN SACHS & CO C/O MUTUAL FUND OPS SALT LAKE CITY UT										12.50%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY		8.68%	29.94%
LINCOLN RETIREMENT SERVICES COMPANY FBO OPTIONAL RETIREMENT PROGRAM FORT WAYNE IN						15.32%
LINCOLN RETIREMENT SERVICES COMPANY FBO TAX-DEFERRED ACCOUNT PROGRAM FORT WAYNE IN						5.49%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				8.33%
MAC & CO A/C PITTSBURGH PA								49.04%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN							30.29%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL	8.45%	14.58%		22.69%		18.86%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	5.50%	20.25%		11.07%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			11.05%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ				8.10%						31.98%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENF OF OUR CUST JERSEY CITY NJ								10.13%
PERSHING LLC JERSEY CITY NJ		14.51%		8.19%						6.73%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					59.64%	8.31%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		5.10%
THE HARTFORD MIDCAP FUND
ASCENSUS TRUST COMPANY FBO ANESTHESIOLOGY CONSULTANTS EXCHANGE FARGO ND							16.93%
C/O LEGACY SWP SEI PRIVATE TRUST COMPANY OAKS PA										5.72%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										16.37%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		5.21%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					6.01%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	54.11%		84.54%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO					14.27%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO					8.16%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO						5.52%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K GREENWOOD VLG CO					12.21%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO										9.43%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO						11.35%
EMPOWER TRUST FBO JANESVILLE SAND & GRAVEL CO 401K C/O FASCORE LLC GREENWOOD VILLAGE CO						9.10%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					22.79%
JOHN HANCOCK LIFE INSURANCE CO USA BOSTON MA								14.76%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA							34.11%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY			10.49%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		6.27%		5.51%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA					7.58%	6.91%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA								7.81%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					8.45%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						5.11%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL						5.02%		14.03%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY				24.14%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		5.90%		5.92%			7.82%	14.91%		33.24%
PERSHING LLC JERSEY CITY NJ		5.10%								8.07%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.36%	36.65%		16.78%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						6.04%	8.13%
THE HARTFORD HARTFORD CT						6.40%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ				12.11%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.34%	23.87%		16.15%
THE HARTFORD MIDCAP VALUE FUND
ASCENSUS TRUST COMPANY FBO ASSOCIATES IN DIAGNOSTIC RADIOLOGY FARGO ND							46.14%
ASCENSUS TRUST COMPANY FBO OSCO 401(K) PLAN FARGO ND								5.47%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										14.98%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	75.85%	8.03%	94.77%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO							6.06%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO								17.58%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VLG CO						29.14%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					29.40%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
EMPOWER TRUST TTEE FBO GREAT WEST IRA ADVANTAGE C/O FASCORE LLC BIN GREENWOOD VILLAGE CO										23.25%
FIIOC FBO NEYENESCH PRINTERS INC 401K PROFIT SHARING PLAN COVINGTON KY							15.80%
FIIOC FBO SILHOUETTE OPTICAL LTD SAVINGS AND INVESTMENT COVINGTON KY							14.30%
FIIOC FBO TRUE PUBLIC RELATIONS INC 401(K) PROFIT SHARING PLAN COVINGTON KY							12.30%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					27.93%	16.72%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		13.15%
MASSACHUSETTS MUTUAL LIFE INSURANCE SPRINGFIELD MA					18.74%	19.92%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					10.31%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						29.32%
MATRIX TRUST COMPANY CUST FBO RP FOR EMPLOYEES REPRESENTED BY SHE PHOENIX AZ										43.12%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		16.80%						6.65%		9.11%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		11.70%		77.87%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT								63.04%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		19.32%		5.56%
HARTFORD MODERATE ALLOCATION FUND
ASCENSUS TRUST COMPANY FBO REK CONSULTING 401K PLAN FARGO ND						6.97%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA			36.75%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA				21.91%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				6.63%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	35.88%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					7.20%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT							96.89%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					74.64%	89.50%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.60%	7.47%	6.17%	15.65%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	9.89%		28.71%	10.05%
PERSHING LLC JERSEY CITY NJ	5.19%		28.37%	6.13%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		14.09%		13.07%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN				9.10%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		16.65%
HARTFORD MODERATELY AGGRESSIVE ALLOCATION FUND
ASCENSUS TRUST COMPANY FBO REK CONSULTING 401K PLAN FARGO ND						5.03%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS FRANCISCO CA				7.80%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				6.65%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA			51.47%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	24.83%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO						21.21%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT							99.80%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					85.88%	53.25%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	7.30%	6.89%		22.89%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					6.15%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						8.95%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	9.52%	7.04%		16.70%
PERSHING LLC JERSEY CITY NJ			35.74%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		6.82%		22.83%		10.84%
SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS OAKS PA			11.13%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO				13.87%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD MULTI-ASSET INCOME FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN				5.06%
ASCENSUS TRUST COMPANY FBO AEGIS IMAGING RETIREMENT PLAN FARGO ND					13.79%
ASCENSUS TRUST COMPANY FBO S&L FIRE PROTECTION 401K FARGO ND					5.48%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA										25.23%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										9.04%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	38.50%		97.65%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO					7.07%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO						54.02%
FIIOC FBO DAVID L ADAMS ASSOCIATES INC PROFIT SHARING PENSION PLAN IRA COVINGTON KY						22.55%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT						9.98%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA							98.60%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.59%	10.71%		14.55%	8.43%					8.90%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					22.12%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						6.80%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MATRIX TRUST COMPANY CUST. FBO LIGHT OF LIFE MINISTRIES DENVER CO					20.86%
MID ATLANTIC TRUST COMPANY FBO ASPHALT OPERATING SERVICES OF 401(K) PITTSBURGH PA					10.35%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR JERSEY CITY NJ	5.10%			10.45%						30.29%
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING ONE COLUMBUS OH								99.99%
PERSHING LLC JERSEY CITY NJ	5.07%	6.79%		18.87%						21.96%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		25.94%		23.68%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	5.83%	26.90%		10.83%
THE HARTFORD MUNICIPAL OPPORTUNITIES FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN				18.82%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA			22.77%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	61.77%	9.64%	68.90%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.31%	8.71%		9.51%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				5.30%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	5.03%	8.55%		7.06%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.38%		6.20%	17.47%
PERSHING LLC JERSEY CITY NJ		11.03%		14.73%						90.92%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		14.48%		9.05%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	9.73%	27.98%		6.15%
HARTFORD MUNICIPAL SHORT DURATION FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		36.77%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	81.23%		97.40%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		15.79%		59.75%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	9.99%	37.80%		8.32%
PERSHING LLC JERSEY CITY NJ				5.34%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL				10.19%
[REDACTED] LAKEWOOD RCH FL				12.32%
HARTFORD REAL ASSET FUND
ASCENSUS TRUST COMPANY FBO [REDCATED] INDIVIDUAL K FARGO ND					25.46%
ATTN MUTUAL FUND ADMINISTRATOR C/O TRUIST ID SEI PRIVATE TRUST COMPANY OAKS PA										8.23%
CAPINCO C/O US BANK NA MILWAUKEE WI				22.22%						20.37%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				9.14%	46.85%					31.60%
DANIEL RAUCH ADELE R RAUCH JTWROS VALLEY VLG CA		9.18%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	56.25%		95.05%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VLG CO								7.26%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VLG CO								8.73%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
FIFTH THIRD BANK FBO MIDWESTONE BANK CASH BIN CINCINNATI OH								7.28%
FIIOC FBO HEALTHAXIS GROUP LLC 401K PLAN COVINGTON KY							19.66%
FIRST STATE TRUST COMPANY WILMINGTON DE										15.25%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC*** WAYNE PA						49.18%	50.47%	6.99%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY				25.60%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	5.99%	13.51%		16.52%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					11.38%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO								68.36%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC LEE ANN NELSON PHYSICAL THERAPY LLC DENVER CO							16.33%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.56%			8.36%		50.82%
PERSHING LLC JERSEY CITY NJ	5.85%						13.55%			10.29%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		54.12%
SEI PRIVATE TRUST COMPANY C/O ID OAKS PA										8.33%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					15.99%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		7.02%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD SCHRODERS CORE FIXED INCOME FUND
ATTN MUTUAL FUNDS C/O ID SEI PRIVATE TRUST COMPANY OAKS PA									99.31%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										8.67%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO			7.91%
GERLACH & CO LLC/CITIBANK OPEN TAMPA FL										23.11%
THE HARTFORD CONSERVATIVE ALLOCATION FUND WAYNE PA			27.80%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC*** WAYNE PA					43.99%	73.80%	100.00%
HARTFORD MODERATELY AGGRESSIVE ALLOCATION FUND WAYNE PA			26.04%
HARTFORD MODERATE ALLOCATION FUND* WAYNE PA			36.40%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				88.91%
MATRIX TRUST COMPANY AGENT FOR TRP RPS RK FBO 401K AVENTAIL CAPITAL GROUP LP 401(K) NEW YORK NY					56.01%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC HUMBLE ISD 403(B) PLAN DENVER CO						25.46%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ										56.76%
PERSHING LLC JERSEY CITY NJ										8.64%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL				5.00%
HARTFORD SCHRODERS DIVERSIFIED OPPORTUNITIES FUND
FACTORY MUTUAL INSURANCE COMPANY* JOHNSTON RI									81.34%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
HARTFORD FUNDS MANAGEMENT COMPANY, LLC*** WAYNE PA				87.79%
LABORERS INTERNATIONAL UNION OF NORTH AMERICA WASHINGTON DC									12.47%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				6.24%
UMB BANK NA CUST ROTH IRA FBO [REDACTED] HUGO MN				5.98%
HARTFORD SCHRODERS EMERGING MARKETS EQUITY FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA									5.35%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										31.32%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS FRANCISCO CA	8.86%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	9.41%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO					25.38%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO					54.74%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC*** WAYNE PA					9.76%		11.19%
[REDACTED] 401K PLAN TRUST EL DORADO HLS CA							88.81%
MLPF&S INC JACKSONVILLE FL	39.86%		74.40%	16.43%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	15.73%	73.19%		28.10%	10.11%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST DEPT JERSEY CITY NJ	13.66%		7.89%							40.54%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
NATIONAL FINANCIAL SVCS CORP LLC* FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ				49.37%					63.92%
PERSHING LLC JERSEY CITY NJ										22.95%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						6.45%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ		14.73%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT						93.55%
HARTFORD SCHRODERS EMERGING MARKETS MULTI-SECTOR BOND FUND
ATTN MUTUAL FUND ADMINISTRATOR C/O MELLON BANK ID SEI PRIVATE TRUST COMPANY OAKS PA				16.18%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA				8.90%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS SAN FRANCISCO CA	54.44%
EMPLOYEES SECURITY FUND OF THE ELECTRIAL PRODUCTS INDUSTRIES PENSION FLUSHING NY									9.41%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC*** WAYNE PA			51.95%		99.17%	100.00%	100.00%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA				50.30%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY				5.52%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ										96.07%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS DEPT JERSEY CITY NJ				7.27%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
PENSION HOSPTIALIZATION & BENEFIT PLAN OF THE ELECTRICAL INDUSTRY* FLUSHIING NY									90.58%
PERSHING LLC JERSEY CITY NJ	8.30%
PERSHING LLC JERSEY CITY NJ		93.86%
PERSHING LLC JERSEY CITY NJ			48.05%
TEAM WORM INC [REDACTED] TRUSTEE IND (K) DAMASCUS OR	5.20%
UMB BANK NA CUST SIMPLE IRA FBO [REDACTED] NAPLES FL	6.68%
VANGUARD BROKERAGE SERVICES MALVERN PA				6.25%
HARTFORD SCHRODERS INTERNATIONAL CONTRARIAN VALUE FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN	9.07%	67.74%		19.93%
COMMUNITY BANK & TRUST WACO TX				6.49%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	8.20%		13.38%
THE HARTFORD CONSERVATIVE ALLOCATION FUND WAYNE PA			5.10%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC*** WAYNE PA		14.19%		8.63%			88.73%
HARTFORD MODERATELY AGGRESSIVE ALLOCATION FUND WAYNE PA			55.70%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA			25.45%
[REDACTED] 401K PLAN EL DORADO HLS CA							10.25%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				13.72%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.73%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ				15.48%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS JERSEY CITY NJ										86.19%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
PERSHING LLC JERSEY CITY NJ	5.71%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.93%	8.98%		27.08%						6.39%
SCHRODER US HOLDINGS INC** NEW YORK NY									99.99%
[REDACTED] MAYFIELD KY	35.34%
HARTFORD SCHRODERS INTERNATIONAL MULTI-CAP VALUE FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN				26.42%
CAPINCO C/O US BANK NA MILWAUKEE WI									10.86%
CAPITAL BANK AND TRUST FBO CGRPS RETIREMENT PLANS IRVINE CA						9.45%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA				11.03%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										53.32%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS FRANCISCO CA	7.12%			10.03%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	61.06%		77.46%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO					18.66%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO						67.07%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO							30.91%
MATRIX TRUST COMPANY CUST FBO TRUSTEES OF PIMA FEDERAL CREDIT UNI DENVER CO							13.29%
MID ATLANTIC TRUST COMPANY FBO ST. LOUIS CONVENTION AND VISITORS PITTSBURGH PA						12.53%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MITRA & CO FBO N7 CO RELIANCE TRUST COMPANY WI MAILCODE BD1N MILWAUKEE WI							40.81%
MLPF&S INC JACKSONVILLE FL				5.09%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		14.22%		6.39%
NATIONAL FINANCIAL SERVICES LLC* FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		20.65%	9.01%	19.32%						31.07%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS DEPT JERSEY CITY NJ	9.77%								60.17%
PERSHING LLC JERSEY CITY NJ				8.08%
PERSHING LLC JERSEY CITY NJ		23.38%
PERSHING LLC JERSEY CITY NJ										9.57%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		23.65%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA			8.41%
HARTFORD SCHRODERS INTERNATIONAL STOCK FUND
AFFILIATED FM INSURANCE COMPANY JOHNSTON RI									6.70%
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN				7.44%
ASCENSUS TRUST COMPANY FBO KINGHORN INSURANCE AGENCY OF BEAUFO FARGO ND						23.18%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA		11.34%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				13.52%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										57.55%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA									5.78%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	60.36%		88.14%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO					9.75%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						22.75%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							9.52%
LINCOLN RETIREMENT SERVICES COMPANY FBO TEXAS TECH 403B ORP FORT WAYNE IN					42.30%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA				13.33%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					11.39%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						12.46%
MATRIX TRUST COMPANY CUST FBO DOMINION CARTON CORPORATION DENVER CO					6.44%
MATRIX TRUST COMPANY ENVESTNET OMNI ACCT DENVER CO							9.38%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL										16.56%
MLPF&S INC JACKSONVILLE FL				6.96%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	7.76%	47.36%		14.33%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			5.47%				17.00%			6.98%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS DEPT JERSEY CITY NJ	13.45%			20.52%					43.00%
PERSHING LLC JERSEY CITY NJ				10.53%
PERSHING LLC JERSEY CITY NJ		6.21%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		7.52%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
RELIANCE TRUST CO FBO HUNTINGTON NATIONAL BANK ATLANTA GA										14.87%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					12.24%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						18.28%
TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA CHARLOTTE NC							50.94%
TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA CHARLOTTE NC									8.03%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT						11.46%
HARTFORD SCHRODERS TAX-AWARE BOND FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN		14.05%
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN				21.53%
BAND & CO FBO US BANK NA MILWAUKEE WI									15.92%
[REDACTED] C/O ALTAZANO MGMT LLC HOUSTON TX									34.40%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA		5.44%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	69.24%		88.64%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC*** WAYNE PA										100.00%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA	5.03%			7.30%
MLPF&S INC JACKSONVILLE FL				14.85%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY	5.50%	51.81%		17.62%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ			7.43%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ				14.74%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ	5.08%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	7.58%	15.80%		6.59%
SAXON & CO FBO CLEVELAND OH									7.09%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ				6.27%
WASHINCO MILWAUKEE WI									34.04%
HARTFORD SCHRODERS US MIDCAP OPPORTUNITIES FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN				10.66%
AMERICAN UNITED LIFE/VOYA FINANCIAL ADMINISTRATOR WINDSOR CT						32.10%
ASCENSUS TRUST CO FBO KINGHORN INSURANCE AGENCY OF BEAUFORT 401(K) PLAN FARGO ND						9.84%
ASCENSUS TRUST COMPANY FBO COMWEB PACKAGING CORP EMPLOYEES FARGO ND					25.00%
C/O MISSIONSQUARE RETIREMENT CITY OF BRADENTON BRADENTON FL							13.47%
CITY OF KALAMAZOO KALAMAZOO MI							33.01%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	48.60%		94.38%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO							36.49%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO					14.90%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VILLAGE CO									11.91%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
EMPOWER TRUST FBO RECORDKEEPING FOR EMPLOYEE BENEFITS GREENWOOD VLG CO									5.40%
JOHN HANCOCK LIFE INSURANCE CO USA BOSTON MA									10.19%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA									13.28%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA		9.05%		12.27%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	9.56%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA					12.51%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					6.33%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						49.04%
MATRIX TRUST COMPANY CUST FBO THE BAIR FOUNDATION DENVER CO					13.42%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL									5.03%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		7.81%		13.54%	8.66%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		5.59%							22.08%	91.11%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ				13.51%
NATIONWIDE TRUST COMPANY FSB FBO PARTICIPATING RETIREMENT PLANS C/O IPO PORTFOLIO ACCOUNTING NTC-PLNS COLUMBUS OH									5.11%
PERSHING LLC JERSEY CITY NJ				12.42%
PERSHING LLC JERSEY CITY NJ		7.12%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		16.28%		10.84%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT	5.45%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	8.84%	43.30%		7.51%
HARTFORD SCHRODERS US SMALL CAP OPPORTUNITIES FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN				7.12%
ASCENSUS TRUST COMPANY FBO ALLEN-SMITH CONSULTING RETIREMENT P FARGO ND					20.20%
ASCENSUS TRUST COMPANY FBO AQUA SYSTEMS INC 401(K) PLAN FARGO ND						18.07%
ASCENSUS TRUST COMPANY FBO EN2 RESOURCES INC 401K PLAN FARGO ND					11.09%
ASCENSUS TRUST COMPANY FBO PRESBY 401(K) PLAN FARGO ND					11.08%
ASCENSUS TRUST COMPANY FBO THE STEPHEN B JACOBS GROUP PC FARGO ND					7.37%
ASCENSUS TRUST COMPANY FBO WILT PUBLIC RELATIONS 401(K) PSP FARGO ND					9.12%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				24.95%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										27.97%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	40.39%		81.62%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO					11.54%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO							57.88%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS SAN DIEGO CA	11.87%			6.36%
MAC & CO A/C PITTSBURGH PA									28.44%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
MATRIX TRUST COMPANY AGENT FOR TRP RPS RK FBO 401K REED OPTICAL 401(K) PLAN CLAREMONT NH					8.02%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					6.70%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						39.40%
MATRIX TRUST COMPANY CUST FBO CARPENTERS & JOINERS DEFINED CONTRI PHOENIX AZ									17.00%
MID ATLANTIC TRUST COMPANY FBO BOSTON GOURMET CHEFS INC PITTSBURGH PA						6.56%
MID ATLANTIC TRUST COMPANY FBO RYDELL CHEVROLET, INC. EMPLOYEE SAV PITTSBURGH PA						24.68%
MID ATLANTIC TRUST COMPANY FBO WINDSOR GYMNASTIC INSTITUTE 401(K) PITTSBURGH PA							30.26%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ									48.69%	35.48%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ	7.47%
NATIONAL FINANCIAL SVCS CORP LLC FOR EXCLUSIVE BENEFIT OF CUSTOMERS JERSEY CITY NJ				13.07%
PERSHING LLC JERSEY CITY NJ	8.38%
PERSHING LLC JERSEY CITY NJ										27.06%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	5.06%	21.76%		22.32%
SAXON & CO FBO CLEVELAND OH			14.40%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	6.93%	42.71%
THE HARTFORD SHORT DURATION FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN				7.97%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				5.04%						8.09%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA								93.66%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	59.37%		96.98%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO					14.53%
FIIOC FBO INTO NORTH AMERICA INC 401K PLAN COVINGTON KY						5.22%
FRONTIER TRUST COMPANY FBO WINICKI LAW FIRM INDIVIDUAL 401K PL FARGO ND					15.96%
[REDACTED] TTEES FB THE ACHIEVEMENT CNTRS INC 401K PSP C/O EMPOWER GREENWOOD VLG CO					9.10%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		7.40%		5.66%						6.80%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					12.99%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						10.59%
MATRIX TRUST COMPANY CUST FBO ESSDACK CONSORTIUM 403B/RET PLAN PHOENIX AZ							76.67%
MATRIX TRUST COMPANY CUST FBO HUTCHINSON SCHOOL DISTRICT 403(B) RETIREMENT PLAN PHOENIX AZ							14.04%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				7.39%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		6.39%		20.21%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		7.15%		10.78%						73.13%
PERSHING LLC JERSEY CITY NJ						56.62%				8.70%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		16.41%		15.02%	7.25%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING MINNEAPOLIS MN				8.40%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					30.40%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ				8.78%
UMB BANK NA CUST IRA FBO [REDACTED] CLAFLIN KS						14.69%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		39.55%		5.41%
THE HARTFORD SMALL CAP GROWTH FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS SAN FRANCISCO CA				6.21%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA						10.77%	30.29%			28.49%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	9.27%		12.09%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO							11.89%
EMPOWER TRUST FBO EMPLOYEE BENEFIT CLIENTS 401K GREENWOOD VLG CO					52.71%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K – FG GREENWOOD VILLAGE CO						12.47%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						9.37%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VILLAGE CO					5.19%
EMPOWER TRUST FBO VOLVO GRP NA LLC TARGET RETIREMENT GREENWOOD VILLAGE CO								91.96%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
[REDACTED] 401K PLAN TRUST EL DORADO HLS CA							5.58%
LPL FINANCIAL A/C SAN DIEGO CA										5.78%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				5.87%
MATRIX TRUST COMPANY AGENT FOR TRP RPS RK FBO 401K JOE ESCOBAR DIAMONDS INC 401(K) CAMPBELL CA							21.92%
MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY ABB INC. DEFERRED COMPENSATION FOLSOM CA										12.74%
MID ATLANTIC TRUST COMPANY FBO AGILOC INTERNATIONAL INC 401(K) PRO PITTSBURGH PA					6.28%
MID ATLANTIC TRUST COMPANY FBO PASCACK DATA SERVICES INC 401(K) PR PITTSBURGH PA					6.36%
MID ATLANTIC TRUST COMPANY FBO VENUS GROUP INC 401(K) PROFIT SHARI PITTSBURGH PA							6.39%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		5.56%		20.29%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	5.10%			10.08%			10.36%			29.49%
PERSHING LLC JERSEY CITY NJ		53.55%	5.97%	33.08%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.25%		11.13%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					7.96%	39.70%
VANGUARD FIDUCIARY TRUST CO FBO VARIOUS RETIREMENT PLANS VALLEY FORGE PA										9.40%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA			76.91%
HARTFORD SMALL CAP VALUE FUND
ASCENSUS TRUST COMPANY FBO BELL BANK MASTER PLAN FARGO ND								50.86%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
ASCENSUS TRUST COMPANY FBO [REDCATED] 401(K) P/S PLAN FARGO ND							6.93%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS* SAN FRANCISCO CA										70.59%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS SAN FRANCISCO CA		7.70%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	34.63%		7.18%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO					24.05%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO						61.97%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO							50.46%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							30.04%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								13.39%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VLG CO								6.98%
FIIOC FBO P.C. MECHANICAL INC. 401K PS PLAN COVINGTON KY					23.24%
HARTFORD FUNDS MANAGEMENT COMPANY, LLC*** WAYNE PA							10.78%
HARTFORD MODERATELY AGGRESSIVE ALLOCATION FUND WAYNE PA			27.09%
HARTFORD MODERATE ALLOCATION FUND WAYNE PA			10.68%
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY			51.63%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	8.84%	7.03%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				55.05%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					14.96%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						31.62%
MATRIX TRUST COMPANY CUST. FBO USA TRUCKING, LLC 401(K) PLAN DENVER CO					6.48%
MID ATLANTIC TRUST COMPANY FBO CLINGAN STEEL INC 401(K) PROFIT SHA PITTSBURGH PA						5.77%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	6.19%	27.13%		6.44%						25.73%
PERSHING LLC JERSEY CITY NJ		16.27%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		14.56%		7.50%
[REDACTED] VILLANOVA PA				5.54%
[REDACTED] MANHATTAN BCH CA					16.01%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT								8.27%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		9.13%		13.89%
THE HARTFORD SMALL COMPANY FUND
ASCENSUS TRUST COMPANY FBO BRIAN W DOSSETT M.D. LTD PROFIT SHA ASCENSUS TRUST COMPANY FARGO ND					8.37%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				5.77%			82.84%			5.19%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA						13.18%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	66.96%		81.12%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO								12.57%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO								9.01%
EMPOWER TRUST FBO EMPOWER BENEFIT PLANS GREENWOOD VLG CO								6.13%
HARTFORD MODERATELY AGGRESSIVE ALLOCATION FUND WAYNE PA			7.06%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					56.12%	57.30%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				16.03%
MATRIX TRUST COMPANY CUST. FBO NOVATO BUILDERS SUPPLY, INC. DENVER CO						8.71%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ				26.89%				56.59%		40.41%
ONCOLOGY NURSING CERTIFICATION CORPORATION PITTSBURGH PA										18.13%
ONCOLOGY NURSING FOUNDATION PITTSBURGH PA										13.27%
ONCOLOGY NURSING SOCIETY PITTSBURGH PA										16.59%
PERSHING LLC JERSEY CITY NJ		17.15%		7.40%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		27.23%		11.95%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					5.02%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		12.02%		12.68%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA			5.88%
THE HARTFORD STRATEGIC INCOME FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN		11.80%		20.29%
ASCENSUS TRUST COMPANY FBO C ANTHONY PHILLIPS ACCOUNTANCY 401 FARGO ND					9.41%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
ASCENSUS TRUST COMPANY FBO MCNEILLY WOOD PRODUCTS INC 401(K) FARGO ND					16.13%
ASCENSUS TRUST COMPANY FBO OA TAX PARTNERS, LTD 401(K) P/S PLA FARGO ND					9.73%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA				11.53%			22.45%			30.40%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA						22.41%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	36.01%		39.35%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO					6.63%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO						9.17%
JOHN HANCOCK TRUST COMPANY LLC BOSTON MA							28.01%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	7.17%	6.01%		7.79%	12.29%
MINNESOTA LIFE INSURANCE COMPANY SAINT PAUL MN							9.56%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		24.14%		6.36%
NATIONAL FINANCIAL SERVICES LLC* FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	13.06%	9.46%	40.07%	14.14%			12.21%	63.92%		57.14%
NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING ONE COLUMBUS OH							12.40%
PERSHING LLC JERSEY CITY NJ	9.86%									8.06%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		9.69%		10.87%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA					33.32%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						54.07%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ				9.50%
VOYA INSTITUTIONAL TRUST CO WINDSOR CT								6.60%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO	7.87%	25.69%		6.71%
WV SAVINGS PLAN TRUSTEE FBO WV SAVINGS PLAN TRST WAYNE PA			12.52%
HARTFORD SUSTAINABLE MUNICIPAL BOND FUND
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	8.99%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	77.45%	12.84%	91.39%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA	6.01%	51.10%
NATIONAL FINANCIAL SERVICES LLC* FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		14.55%		64.86%
PERSHING LLC JERSEY CITY NJ				5.62%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL				14.91%
[REDACTED] SEYMOUR IN		12.72%
THE HARTFORD TOTAL RETURN BOND FUND
BANK OF AMERICA CUSTODIAN FBO MFO JACKSONVILLE FL										18.03%
C/O BMO HARRIS SWP SEI PRIVATE TRUST COMPANY OAKS PA			7.45%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA										9.04%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	85.52%	23.06%	86.50%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO					19.70%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO					11.04%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GRANDFATHERED PLANS GREENWOOD VLG CO							5.17%
EMPOWER TRUST FBO 457B SAN DIEGO COUNTY DCP GREENWOOD VILLAGE CO								5.92%
EMPOWER TRUST FBO EMPOWER BENEFIT GRAND FATHERED PLAN GREENWOOD VLG CO						7.24%
EMPOWER TRUST FBO SAN DIEGO COUNTY GREENWOOD VLG CO								14.31%
GOVERNMENT OF GUAM BOARD AS TTEE FB C/O FASCORE LLC GOVERNMENT OF GUAM 401A GREENWOOD VLG CO								6.80%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT							76.37%
HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNTS 401K BUSINESS HARTFORD CT					33.55%	45.65%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA				5.02%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					21.37%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						7.12%
MATRIX TRUST COMPANY CUST FBO SPOKANE SEED COMPANY 401(K) PSP DENVER CO							18.46%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		12.81%		21.29%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ				47.94%				19.79%		60.01%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		17.22%		11.49%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS ATLANTA GA						28.55%
SEI PRIVATE TRUST COMPANY C/O ID OAKS PA								7.26%
TIAA TRUST, N.A. AS CUST/TTEE OF RETIREMENT PLANS RECORDKEPT BY TIAA CHARLOTTE NC								5.07%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		5.25%
THE HARTFORD WORLD BOND FUND
AMERICAN ENTERPRISE INVESTMENT SVC FBO MINNEAPOLIS MN				9.84%
AMERICAN UNITED LIFE/VOYA FINANCIAL ADMINISTRATOR WINDSOR CT						30.58%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS SAN FRANCISCO CA	8.02%					5.78%		7.32%		18.43%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS DES MOINES IA					13.43%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA						12.56%
DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS DES MOINES IA								6.50%
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS* SAINT LOUIS MO	72.51%		65.57%
EMPOWER TRUST COMPANY LLC FBO PLANPREMIER RTMT PLANS OMNIBUS GREENWOOD VLG CO					7.30%
EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K GREENWOOD VILLAGE CO							15.41%
FIIOC FBO ROY JORGENSEN ASSOCIATES INC RETIREMENT PLAN COVINGTON KY					9.83%
FIIOC FBO TEAM VELOCITY MARKETING LLC 401K PLAN COVINGTON KY						7.10%

Fund Name / Shareholder	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class SDR	Class Y
JP MORGAN SECURITIES LLC OMNIBUS AC FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY			25.80%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		10.33%		11.84%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO					42.69%
MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC ASPIRE- INVESTLINK DENVER CO						10.44%
MATRIX TRUST COMPANY AS AGENT FOR NEWPORT TRUST COMPANY KINDERCARE EDUCATION LLC NONQUALIFE LAKE MARY FL							14.49%
MATRIX TRUST COMPANY CUST FBO TRUSTEES OF PIMA FEDERAL CREDIT UNI DENVER CO							21.41%
MATRIX TRUST COMPANY CUST. FBO EYE ASSOCIATES OF MARQUETTE 401(K) DENVER CO					11.65%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL				5.12%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST NEW YORK NY		16.63%		11.74%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		8.32%		12.17%			43.41%	31.22%		65.08%
PERSHING LLC JERSEY CITY NJ		5.87%		13.56%						11.04%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		14.43%		13.83%
STATE STREET BANK & TRUST COMPANY TRUSTEE/CUSTODIAN FBO ADP ACCESS PRODUCT BOSTON MA						18.39%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI WEEHAWKEN NJ				5.19%
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER SAINT LOUIS MO		28.65%		6.29%

*
May be deemed to control the Fund because it owned beneficially more than 25%of the outstanding shares of the Fund.

**
Schroder US Holdings Inc., whose principal office is located at 7 Bryant Park, New York, NY 10018, has made an investment in Hartford Schroders International Contrarian Value Fund. Schroder US Holdings Inc. and each of SIMNA and SIMNA Ltd. are directly or indirectly owned by Schroders plc, a global asset management company.

Fund Name/Shareholder (HLS)	Class IA	Class IB	Class IC
HARTFORD BALANCED HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	12.00%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY* HARTFORD CT	42.11%	72.69%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY* HARTFORD CT	30.96%	26.23%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	5.08%
HARTFORD CAPITAL APPRECIATION HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	15.60%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY* HARTFORD CT	41.79%	67.33%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY* HARTFORD CT	28.35%	26.23%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	8.84%
THE LINCOLN NATIONAL LIFE INS CO* FORT WAYNE IN			95.58%
HARTFORD DISCIPLINED EQUITY HLS FUND
AXA EQUITABLE LIFE SEPARATE ACCOUNT NEW YORK NY*			30.83%
EQUITABLE FINANCIAL LIFE INS CO FOR EQUITABLE LIFE SEPARATE ACCOUNT NEW YORK NY*			38.82%
EQUITABLE FINANCIAL LIFE INS CO FOR EQUITABLE LIFE SEPARATE ACCOUNT NEW YORK NY*			30.35%
PRUDENTIAL INSURANCE COMPANY OF AMERICA C/O PRUCO LIFE INS CO OF ARIZONA NEWARK NJ		6.27%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	11.01%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY* HARTFORD CT	24.94%	63.17%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	12.02%	17.43%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT		11.60%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG* HARTFORD CT	34.97%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	12.64%
HARTFORD DIVIDEND AND GROWTH HLS FUND
PRUDENTIAL INSURANCE COMPANY OF AMERICA C/O PRUCO LIFE INS CO OF ARIZONA NEWARK NJ		5.99%
STATE STREET BANK AND TRUST CO FBO THE HARTFORD INVESTMENT AND SAVINGS PLAN 401K WESTWOOD MA	15.08%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	12.75%

Fund Name/Shareholder (HLS)	Class IA	Class IB	Class IC
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY* HARTFORD CT	38.63%	60.43%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	5.72%	10.13%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	17.85%	22.42%
HARTFORD HEALTHCARE HLS FUND
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY* HARTFORD CT	32.38%	69.23%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY* HARTFORD CT	38.10%	20.06%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	21.63%	10.71%
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS OTHER COVINGTON KY	6.21%
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	15.12%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY* HARTFORD CT	29.37%	75.60%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	15.88%	20.36%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	12.71%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	6.10%
HARTFORD MIDCAP HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	20.84%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY* HARTFORD CT	32.37%	68.19%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	19.29%	17.25%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	14.59%	14.17%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG HARTFORD CT	5.68%
HARTFORD SMALL CAP GROWTH HLS FUND
DCGT AS TTEE CUST FBO ABB INC RETIREMENT SAVINGS PLAN* DES MOINES IA	26.92%
EMPOWER TRUST FBO LUBRIZOL CORP EES PSP & SAVINGS PLA COLLECTIVELY BARGAINED EMPLOYEES GREENWOOD VLG CO	5.25%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT	15.53%	12.69%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	10.07%
UNION SECURITY INSURANCE CO SEPARATE ACCT NON REG* HARTFORD CT	28.06%
UNION SECURITY INSURANCE COMPANY SEPARATE ACCT IANN REG HARTFORD CT	8.76%
VOYA INSTITUTIONAL TRUST COMPANY AS CUST FOR CITY OF LOS ANGELES DEFERRED COMPENSATION PLAN* LOS ANGELES CA		81.06%
HARTFORD SMALL COMPANY HLS FUND
FIIOC CUST/TTEE FBO CERTAIN EMPLOYEE BENEFIT PLANS OTHER COVINGTON KY	23.84%

Fund Name/Shareholder (HLS)	Class IA	Class IB	Class IC
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	16.65%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	26.77%	56.14%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	11.68%	19.05%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	16.48%	24.61%
HARTFORD STOCK HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	16.90%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY HARTFORD CT*	38.23%	66.81%
TALCOTT RESOLUTION LIFE INS CO SEPARATE ACCNT ILIF REG HARTFORD CT	5.46%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT*	28.45%	29.98%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	7.03%
HARTFORD TOTAL RETURN BOND HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	16.14%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY* HARTFORD CT	49.03%	64.87%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	5.80%	7.12%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY* HARTFORD CT	19.48%	27.04%
HARTFORD ULTRASHORT BOND HLS FUND
TALCOTT RESOLUTION LIFE & ANNUITY INS COMPANY SEPARATE ACCOUNT ILIF REG HARTFORD CT	15.88%
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY* HARTFORD CT	47.03%	62.30%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT		17.86%
TALCOTT RESOLUTION LIFE INSURANCE COMPANY HARTFORD CT	24.09%	19.84%

*
May be deemed to control the Fund because it owned beneficially more than 25% of the outstanding shares of the Fund.

Fund Name/Shareholder (ETFs)		Percent Owned
HARTFORD AAA CLO ETF
	CHARLES SCHWAB & CO., INC.	33.87%
	LPL FINANCIAL LLC	16.73%
	RAYMOND JAMES & ASSOCIATES, INC.	13.04%
	NATIONAL FINANCIAL SERVICES LLC	11.62%
	PERSHING LLC	7.99%
HARTFORD ALPHA CAPTURE GROWTH ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	99.33%

Fund Name/Shareholder (ETFs)		Percent Owned
HARTFORD ALPHA CAPTURE VALUE ETF
	EDWARD D. JONES & CO.	62.90%
	NATIONAL FINANCIAL SERVICES LLC	6.03%
HARTFORD CORE BOND ETF
	STATE STREET BANK AND TRUST COMPANY	49.49%
	LPL FINANCIAL LLC	15.03%
	CHARLES SCHWAB & CO., INC.	14.26%
	NATIONAL FINANCIAL SERVICES LLC	8.84%
	EDWARD D. JONES & CO.	7.16%
HARTFORD DISCIPLINED US EQUITY ETF
	ROBERT W. BAIRD & CO. INCORPORATED	28.42%
	MORGAN STANLEY SMITH BARNEY LLC	20.20%
	LPL FINANCIAL LLC	13.68%
	RAYMOND JAMES & ASSOCIATES, INC.	10.78%
	EDWARD D. JONES & CO.	8.83%
	RBC CAPITAL MARKETS, LLC	5.21%
HARTFORD DYNAMIC BOND ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	60.63%
	NATIONAL FINANCIAL SERVICES LLC	14.95%
	RAYMOND JAMES & ASSOCIATES, INC.	10.12%
	PERSHING LLC	9.63%
HARTFORD EQUITY PREMIUM INCOME ETF
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	77.95%
	STATE STREET BANK AND TRUST COMPANY	14.92%
HARTFORD LARGE CAP GROWTH ETF
	STATE STREET BANK AND TRUST COMPANY	46.75%
	EDWARD D. JONES & CO.	22.70%
	LPL FINANCIAL LLC	12.78%
	NATIONAL FINANCIAL SERVICES LLC	8.30%
HARTFORD MULTIFACTOR DEVELOPED MARKETS (ex-US) ETF
	CHARLES SCHWAB & CO., INC.	23.65%
	NATIONAL FINANCIAL SERVICES LLC	10.53%
	MORGAN STANLEY SMITH BARNEY LLC	10.30%
	AMERICAN ENTERPRISE INVESTMENT SERVICES INC.	8.55%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.37%

Fund Name/Shareholder (ETFs)		Percent Owned
	RAYMOND JAMES & ASSOCIATES, INC.	7.63%
	EDWARD D. JONES & CO.	7.11%
	EDWARD D. JONES & CO.	7.11%
	STATE STREET BANK AND TRUST COMPANY	6.57%
HARTFORD MULTIFACTOR EMERGING MARKETS ETF
	LPL FINANCIAL LLC	49.85%
	NATIONAL FINANCIAL SERVICES LLC	16.57%
	CHARLES SCHWAB & CO., INC.	10.23%
	GOLDMAN SACHS & CO. LLC	5.95%
HARTFORD MULTIFACTOR SMALL CAP ETF
	CHARLES SCHWAB & CO., INC.	36.82%
	LPL FINANCIAL LLC	24.00%
	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	20.72%
	WELLS FARGO CLEARING SERVICES LLC	6.50%
HARTFORD MULTIFACTOR US EQUITY ETF
	EDWARD D. JONES & CO.	18.14%
	CHARLES SCHWAB & CO., INC.	17.69%
	LPL FINANCIAL LLC	10.87%
	RAYMOND JAMES & ASSOCIATES, INC.	8.01%
	STATE STREET BANK AND TRUST COMPANY	7.57%
	AMERICAN ENTERPRISE INVESTMENT SERVICES INC.	6.50%
	MORGAN STANLEY SMITH BARNEY LLC	6.11%
	WELLS FARGO CLEARING SERVICES LLC	5.58%
	NATIONAL FINANCIAL SERVICES LLC	5.56%
HARTFORD MUNICIPAL OPPORTUNITIES ETF
	CHARLES SCHWAB & CO., INC.	28.51%
	RAYMOND JAMES & ASSOCIATES, INC.	14.89%
	NATIONAL FINANCIAL SERVICES LLC	13.31%
	PERSHING LLC	11.46%
	LPL FINANCIAL LLC	9.31%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	8.31%
	EDWARD D. JONES & CO.	7.91%
HARTFORD SCHRODERS TAX-AWARE BOND ETF
	EDWARD D. JONES & CO.	15.84%
	BNY MELLON/WEALTH MANAGEMENT	14.84%
	NATIONAL FINANCIAL SERVICES LLC	8.59%
	LPL FINANCIAL LLC	8.50%

Fund Name/Shareholder (ETFs)		Percent Owned
	CHARLES SCHWAB & CO., INC.	8.45%
	PERSHING LLC	8.45%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	6.73%
HARTFORD STRATEGIC INCOME ETF
	NATIONAL FINANCIAL SERVICES LLC	20.91%
	CHARLES SCHWAB & CO., INC.	19.28%
	PERSHING LLC	16.29%
	LPL FINANCIAL LLC	11.84%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED	9.03%
	RAYMOND JAMES & ASSOCIATES, INC.	7.36%
	STATE STREET BANK AND TRUST COMPANY	5.04%
HARTFORD TOTAL RETURN BOND ETF
	CHARLES SCHWAB & CO., INC.	23.07%
	STATE STREET BANK AND TRUST COMPANY	20.56%
	SEI PRIVATE TRUST COMPANY/C/O GWP	14.02%
	NATIONAL FINANCIAL SERVICES LLC	11.47%
	EDWARD D. JONES & CO.	8.11%
	PERSHING LLC	5.31%
HARTFORD US QUALITY GROWTH ETF
	STATE STREET BANK AND TRUST COMPANY	91.70%
HARTFORD US VALUE ETF
	STATE STREET BANK AND TRUST COMPANY	96.72%
As of July 31, 2026, The Hartford and/or one of its subsidiaries may be deemed to control Hartford Alpha Capture Growth ETF, Hartford Dynamic Bond ETF and Hartford Equity Premium Income ETF due to its beneficial ownership of 25% or more of the outstanding shares of the Fund.
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. A control person may be able to take actions regarding a fund it controls without the consent or approval of other shareholders.

Appendix N: Forms of Investment Management Agreements
The Hartford Mutual Funds, Inc
FORM OF INVESTMENT MANAGEMENT AGREEMENT
This Agreement is made by and between Hartford Funds Management Company, LLC, a Delaware limited liability company (the “Adviser”), and The Hartford Mutual Funds, Inc. a corporation organized under the laws of the State of Maryland (the “Company”), on its own behalf and on behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a “Portfolio” and, collectively, the “Portfolios”).
WHEREAS, the Adviser has agreed to furnish investment advisory services to the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and each Portfolio; and
WHEREAS, the Company and the Adviser wish to enter into this Agreement setting forth the investment advisory services to be performed by the Adviser for the Company and each Portfolio, and the terms and conditions under which such services will be performed; and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and Hartford Funds Management Company, LLC is willing to furnish such services upon the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:
1.
General Provision

The Company hereby employs the Adviser and the Adviser hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. The Adviser shall, in all matters, give to the Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the 1940 Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) the policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company’s registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Company’s shareholders, and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolios’ securities that are either not registered for public sale or not being traded on any securities market.
2.
Investment Management Services

(a)   Subject to the direction and control by the Company’s Board of Directors, the Adviser shall, or shall cause an affiliate to:
(i)   regularly provide investment advice and recommendations to each Portfolio with respect to its investments, investment policies and the purchase and sale of securities;
(ii)   supervise continuously the investment program of each Portfolio and the composition and performance of its portfolio securities and determine what securities shall be purchased or sold by each Portfolio; and
(iii)   arrange, subject to the provisions of Section 4 hereof, for the purchase of securities and other investments for each Portfolio and the sale of securities and other investments held in each Portfolio.

(b)   The Adviser shall provide, or shall cause an affiliate to provide, such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as the Adviser shall deem appropriate or as shall be requested by the Company’s Board of Directors.
3.
Administrative Services

In addition to the performance of investment advisory services, the Adviser shall perform, or shall cause an affiliate to perform, the following services in connection with the management of the Company:
(a)   assist in the supervision of all aspects of the Company’s operation, including the coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Company;
(b)   provide the Company with the services of persons, who may be the Adviser’s officers or employees, competent to serve as officers of the Company and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Company, including the preparation and maintenance of required reports, books and records of the Company; and
(c)   provide the Company with adequate office space and related services necessary for its operations as contemplated in this Agreement.
(d)   provide such other services as the parties hereto may agree upon from time to time.
4.
Sub-Advisers and Sub-Contractors

The Adviser, upon approval of the Board of Directors, may engage one or more investment advisers that are registered as such under the Investment Advisers Act of 1940, as amended, to act as sub-adviser with respect to existing and future Portfolios of the Company. Such sub-adviser or sub-advisers shall assume such responsibilities and obligations of the Adviser pursuant to this Investment Management Agreement as shall be delegated to the sub-adviser or sub-advisers, and the Adviser will supervise and oversee the activities of any such sub-adviser or sub-advisers. In addition, the Adviser may subcontract for any of the administrative services set forth in Section 3 above.
5.
Brokerage Transactions

When placing orders for the purchase or sale of a Portfolio’s securities, the Adviser or any sub-adviser appointed by the Adviser shall use its best efforts to obtain the best net security price available for a Portfolio. Subject to and in accordance with any directions that the Board of Directors may issue from time to time the Adviser or the sub-adviser, if applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, if applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s or the sub-adviser’s overall responsibilities with respect to a Portfolio and other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser or the sub-adviser will promptly communicate to the Board of Directors such information relating to portfolio transactions as the Board may reasonably request.
6.
Expenses

Expenses to be paid by the Company, include, but are not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to the Company’s operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Company; (x) all other expenses incidental to holding meetings of the Company’s shareholders; and (xi) such extraordinary non-recurring expenses as may arise, including litigation affecting the Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto. Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, directors or employees of the Company shall not receive any compensation from the Company for their services.
7.
Compensation of the Adviser

As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time:
The Adviser, or an affiliate of the Adviser, may agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.
If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio’s daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period.
8.
Liability of the Adviser

(a)   The Adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Company, as long as the Adviser shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect the Adviser against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence (or, alternatively, in respect of any Portfolio for which the sub-adviser at the time of such loss is Hartford Investment Management Company, its negligence) in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
(b)   The rights of exculpation and indemnification are not to be construed so as to provide for exculpation or indemnification provided under 8(a) of any person for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation or indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.
9.
Duration of Agreement

(a)   This Agreement shall be effective on [  ]. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company’s Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.
(b)   This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the Portfolio’s outstanding voting securities, on sixty days’ prior written notice to the Adviser; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by the Adviser on sixty days’ prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.
(c)   As used in this Agreement, the terms “assignment”, “interested person” and “vote of majority of the Company’s outstanding voting securities” shall have the meanings set forth for such terms in the 1940 Act, as amended.

(d)   Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party’s current address.
10.
Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm individual or association.
11.
Additional Series

The amendment of Schedule A to this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.
12.
Invalid Provisions

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
13.
Governing Law

To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut, which apply to contracts made and to be performed in the State of Connecticut.
14.
Amendments

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the 1940 Act and rules and regulations under the 1940 Act and any applicable Securities and Exchange Commission exemptive order from such rules and regulations. Any such instrument signed by a Portfolio must be (a) approved by the vote of a majority of the Directors who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Portfolio. The amendment of Schedule A and/or Schedule B to this Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement.
15.
Entire Agreement

This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the [  ] day of [           ].
Hartford Fund Management Company, LLC
By:
Title:
The Hartford Mutual Funds, Inc. on behalf of each of its series listed on Attachment A
By:
Title:

Schedule A
List of Portfolios
THE HARTFORD MUTUAL FUNDS, INC. ON BEHALF OF:
[The Hartford Floating Rate High Income Fund; The Hartford Healthcare Fund; The Hartford Municipal Opportunities Fund; The Hartford Small Company Fund]

Schedule B
Fees
As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable Portfolio:
[            ]

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.,
FORM OF INVESTMENT MANAGEMENT AGREEMENT
This Agreement is made by and between Hartford Funds Management Company, LLC, a Delaware limited liability company (the “Adviser”), and each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., each a corporation organized under the laws of the State of Maryland (each a “Company”), on its own behalf and on behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a “Portfolio” and, collectively, the “Portfolios”).
WHEREAS, the Adviser has agreed to furnish investment advisory, management and administrative services to each Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and each Portfolio; and
WHEREAS, each Company and the Adviser wish to enter into this Agreement setting forth the investment advisory, management and administrative services to be performed by the Adviser for each Company and each Portfolio, and the terms and conditions under which such services will be performed; and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:
1.
General Provision

Each Company hereby employs the Adviser and the Adviser hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. The Adviser shall, in all matters, give to each Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the 1940 Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) the policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company’s registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Company’s shareholders, and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolios’ securities.
2.
Investment Management Services

In its capacity as investment manager to each Portfolio, Adviser shall have the following duties:
(a)   Subject to the direction and control by each Company’s Board of Directors, the Adviser shall, or shall cause an affiliate to, regularly provide each Portfolio with investment research, advice and supervision and will furnish continuously an investment program for each Portfolio consistent with the investment objectives and policies of the Portfolio, including but not limited to:
1.   Providing and, as necessary, re-evaluating and updating the investment objectives and parameters, asset classes, and risk profiles of the Portfolios;
2.   Determining, from time to time and subject to the provisions of Section 4 hereof, what securities and other financial instruments shall be purchased for each Portfolio, what securities or other financial instruments shall be held or sold by each Portfolio, and what portion of each Portfolio’s assets shall be held uninvested, subject always to the provisions of the Company’s Articles of Restatement and Amended and Restated By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of each Portfolio, each as shall be from time to time in effect, and subject, further, to such policies and restrictions as the Company’s Board of Directors may from time to time establish.
3.   Monitoring the Portfolios’ performance and examining and recommending ways to improve the performance of the Portfolios, including by scrutinizing security selection, style focus, sector concentration, market cap preference, and prevailing market conditions;
4.   Monitoring subadvisers to confirm their compliance with the Portfolios’ investment strategies and policies, for any changes that may impact the Portfolios or the subadvisers’ operations or overall business continuity, for their adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the subadvisers, and with respect to the subadvisers’ brokerage practices and trading quality;
5.   Conducting periodic on-site due diligence meetings as well as other meetings with subadvisers;
6.   Researching, selecting, and making recommendations to replace subadvisers or portfolio managers, and assisting in managing the transition process when subadvisers or portfolio managers are appointed, terminated, or replaced.
(b)   The Adviser shall provide, or shall cause an affiliate to provide, such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as the Adviser shall deem appropriate or as shall be requested by each Company’s Board of Directors.
(c)   The Adviser shall advise and assist the officers of each Company in taking such steps as are necessary or appropriate to carry out the decisions of the Company’s Board of Directors and the appropriate committees of the Board regarding the conduct of the business of the Company insofar as it relates to the Portfolios.
3.
Administrative and Management Services

(a)   In addition to the performance of investment advisory services and subject to the supervision of each Company’s Board of Directors, the Adviser shall regularly provide, or shall cause an affiliate to provide, such administrative and management services as may from time to time be requested by the Company or Portfolios as necessary for the operation of the Portfolios including, but not limited to:
1.   assisting in the supervision of all aspects of the Company’s operation, including the supervision and coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Company, including serving as the liaison between such service providers and the Company’s Board of Directors;
2.   drafting and negotiating all aspects of agreements and amendments with the custodian, transfer agent or other shareholder servicing agents (if any) for the Company;
3.   providing the Company with the services of persons, who may be the Adviser’s officers or employees, competent to serve as officers of the Company and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Company, including the preparation and maintenance of required reports, books and records of the Company;
4.   providing the Company with adequate office space, facilities, equipment, personnel and related services for the effective administration of the affairs of the Company as contemplated in this Agreement;
5.   preparation and production of meeting materials for the Company’s Board of Directors, as well as such other materials as the Board of Directors may from time to time reasonably request,

including in connection with the Board’s annual review of the Portfolios’ investment management agreement, the subadvisory agreements, and related agreements;
6.   coordinating and overseeing the preparation and filing with the U.S. Securities and Exchange Commission (“SEC”) of registration statements, notices, shareholder reports, proxy statements and other material for the Portfolios required to be filed under applicable law;
7.   developing and implementing compliance programs for the Portfolios, developing and implementing procedures for monitoring compliance with the Portfolios’ investment objectives, policies and guidelines and with applicable regulatory requirements; and preparing reports to the Board concerning compliance matters;
8.   providing day-to-day legal and regulatory support for the Portfolios in connection with the administration of the affairs of the Company, including but not limited to providing advice on legal, compliance, regulatory and operational issues, advice relating to litigation involving the Portfolios and/or its directors or officers, and procuring legal services for the Portfolios and supervising the work of outside legal counsel;
9.   assisting the Portfolios in the handling of regulatory examinations and working with the Portfolios’ legal counsel in response to non-routine regulatory matters;
10.   making reports to the Board of the Adviser’s performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Portfolio as the Adviser shall determine to be desirable;
11.   preparing Board materials and Board reports generally and provide such other information or assistance to the Board as may be necessary from time to time;
12.   maintaining and preserving or overseeing the maintenance and preservation of, as applicable, the records specified in the Portfolio agreements not maintained by other Portfolio service providers and any other records related to the Portfolios’ transactions as are required under any applicable state or federal securities;
13.   preparing such information and reports as may be required by any banks from which a Portfolio borrows funds;
14.   performing due diligence on third-party service providers and negotiating service agreements with those third-parties; and
15.   providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Company and Portfolios.
4.
Sub-Advisers and Sub-Contractors

The Adviser, upon approval of the Board of Directors, may engage one or more investment advisers that are registered as such under the 1940 Act to act as sub-adviser and provide certain services set forth in Section 2 hereof with respect to existing and future Portfolios of each Company, all as shall be subject to approval in accordance with the requirements of the 1940 Act and as such requirements may be modified by rule, regulation or order of the SEC. Each sub-adviser shall perform its duties subject to the direction and control of the Adviser. Subject to the discretion and control of each Company’s Board of Directors, the Adviser will monitor, supervise and oversee each sub-adviser’s management of the Portfolios’ investment operations in accordance with the investment objectives and related investment policies of each Portfolio, as set forth in each Company’s registration statement with the SEC, and review and report to the Board of Directors periodically on the performance of each sub-adviser and recommend action as appropriate. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services set forth in Section 3 above.
5.
Brokerage Transactions

In connection with the purchases or sales of portfolio securities or other financial instruments for the account of a Portfolio, neither the Adviser, nor any of its partners, directors, officers or employees nor any sub-adviser engaged by the Adviser pursuant to Section 4 hereof will act as principal or agent or receive any commission. The Adviser, a sub-adviser engaged by the Adviser, or the agent of the Adviser or a sub-adviser, shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for a Portfolio’s account with brokers or dealers selected by the Adviser or a sub-adviser, as applicable. In the selection of such brokers or dealers and the placing of such orders, the Adviser or a sub-adviser, as applicable, will use its best efforts to obtain the most favorable execution and net security price available for a Portfolio. It is understood that it is desirable for a Portfolio that the Adviser or sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. It is also understood that the services provided by such brokers may be useful to the Adviser or sub-adviser in connection with Adviser’s or sub-adviser’s services to other clients. Subject to and in accordance with any directions that each Company’s Board of Directors may issue from time to time the Adviser or a sub-adviser, as applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s or the sub-adviser’s overall responsibilities with respect to a Portfolio and other advisory clients. The Adviser’s services to a Portfolio pursuant to this Investment Management Agreement are not deemed to be exclusive and it is understood that the Adviser may render investment advice, management and other services to others.
6.
Allocation of Charges and Expenses

The Adviser will pay all costs incurred by the Adviser in connection with the performance of its duties under Section 2 of this Investment Management Agreement. The Adviser will not be required to bear any expenses of any Portfolio other than those specifically allocated to the Adviser in this Section 6. In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay expenses related to: (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to each Company’s operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of each Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of each Company; (x) all other expenses incidental to holding meetings of each Company’s shareholders; and (xi) such extraordinary non-recurring expenses as may arise, including litigation affecting each Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto. Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, directors or employees of each Company shall not receive any compensation from the Company for their services, with the exception of the chief compliance officer of the Company, who may be compensated by the Company for services provided to the Company.
7.
Compensation of the Adviser

For all services to be rendered, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time.
The Adviser, or an affiliate of the Adviser, may agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.
If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio’s daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period. The “daily net asset value” of a Portfolio shall be determined on the basis set forth in the Portfolio’s prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.

8.
Liability of the Adviser

(a)   The Adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Company, as long as the Adviser shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect the Adviser against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
(b)   The rights of exculpation and indemnification are not to be construed so as to provide for exculpation or indemnification provided under 8(a) of any person for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation or indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.
9.
Duration of Agreement

(a)   This Agreement shall be effective on and as of [  ], and shall continue through the period ending two years from such date. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company’s Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.
(b)   This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of the applicable Company or by a vote of a majority of the Portfolio’s outstanding voting securities, on sixty days’ prior written notice to the Adviser; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by the Adviser on sixty days’ prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.
(c)   As used in this Agreement, the terms “assignment”, “interested person” and “vote of majority of the Company’s outstanding voting securities” shall have the meanings set forth for such terms in the 1940 Act, as amended.
(d)   Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party’s current address.
10.
Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm individual or association.
11.
Additional Series

The amendment of Schedule A to this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.
12.
Invalid Provisions

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.
Governing Law

To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of New York, which apply to contracts made and to be performed in the State of New York. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.
14.
Amendments

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the 1940 Act and rules and regulations under the 1940 Act and any applicable Securities and Exchange Commission exemptive order from such rules and regulations. Any such instrument signed by a Portfolio must be (a) approved by the vote of a majority of the Directors who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Directors of each Company, or by the vote of a majority of the outstanding voting securities of the Portfolio. The amendment of Schedule A and/or Schedule B to this Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement.
15.
Entire Agreement

This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.
[The remainder of this page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth below.
Hartford Funds Management Company, LLC
By:
Title:
Date:
The Hartford Mutual Funds, Inc. on behalf of each of its series listed on Schedule A
By:
Title:
Date:
The Hartford Mutual Funds II, Inc. on behalf of each of its series listed on Schedule A
By:
Title:
Date:

Schedule A
List of Portfolios
THE HARTFORD MUTUAL FUNDS, INC. on behalf of:
[The Hartford Balanced Income Fund; The Hartford Capital Appreciation Fund; The Hartford Checks and Balances Fund; Hartford Climate Opportunities Fund; The Hartford Conservative Allocation Fund; Hartford Core Equity Fund; The Hartford Dividend and Growth Fund; Hartford Dynamic Bond Fund; Hartford Emerging Markets Equity Fund; The Hartford Emerging Markets Local Debt Fund; The Hartford Equity Income Fund; The Hartford Floating Rate Fund; The Hartford High Yield Fund; The Hartford Inflation Plus Fund; Hartford International Equity Fund; The Hartford International Growth Fund; The Hartford International Opportunities Fund; The Hartford International Value Fund; The Hartford MidCap Fund; The Hartford MidCap Value Fund; Hartford Moderate Allocation Fund; Hartford Moderately Aggressive Allocation Fund (formerly, The Hartford Growth Allocation Fund); Hartford Multi-Asset Income Fund; Hartford Municipal Short Duration Fund; Hartford Real Asset Fund; The Hartford Short Duration Fund; Hartford Small Cap Value Fund; The Hartford Strategic Income Fund; Hartford Sustainable Municipal Bond Fund; The Hartford Total Return Bond Fund; The Hartford World Bond Fund.]
THE HARTFORD MUTUAL FUNDS II, INC. on behalf of:
[The Hartford Growth Opportunities Fund; Hartford Schroders China A Fund; Hartford Schroders Core Fixed Income Fund; Hartford Schroders Diversified Emerging Markets Fund; Hartford Schroders Diversified Opportunities Fund (formerly, Hartford Schroders Diversified Growth Fund); Hartford Schroders Emerging Markets Equity Fund; Hartford Schroders Emerging Markets Multi-Sector Bond Fund; Hartford Schroders International Contrarian Value Fund; Hartford Schroders International Multi-Cap Value Fund; Hartford Schroders International Stock Fund; Hartford Schroders Tax-Aware Bond Fund; Hartford Schroders US MidCap Opportunities Fund; Hartford Schroders US Small Cap Opportunities Fund; The Hartford Small Cap Growth Fund.]

Schedule B
Fees
As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable Portfolio:
THE HARTFORD MUTUAL FUNDS, INC.
[          ]
THE HARTFORD MUTUAL FUNDS II, INC.
[          ]

The Hartford Mutual Funds, Inc. — Global Impact Fund
FORM OF INVESTMENT MANAGEMENT AGREEMENT
This Agreement is made by and between Hartford Funds Management Company, LLC, a Delaware limited liability company (the “Adviser”), and The Hartford Mutual Funds, Inc., a corporation organized under the laws of the State of Maryland (the “Company”), on its own behalf and on behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a “Portfolio” and, collectively, the “Portfolios”).
WHEREAS, the Adviser has agreed to furnish investment advisory, management and administrative services to the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and each Portfolio; and
WHEREAS, the Company and the Adviser wish to enter into this Agreement setting forth the investment advisory, management and administrative services to be performed by the Adviser for the Company and each Portfolio, and the terms and conditions under which such services will be performed; and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:
1.   General Provision
The Company hereby employs the Adviser and the Adviser hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. The Adviser shall, in all matters, give to the Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the 1940 Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Restatement and Amended and Restated By-Laws of the Company as amended from time to time; (iv) the policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company’s registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Company’s shareholders; and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolio’s securities.
2.   Investment Management Services
In its capacity as investment manager to each Portfolio, the Adviser shall have the following duties:
(a)   Subject to the direction and control by the Company’s Board of Directors, the Adviser shall, or shall cause an affiliate to, regularly provide each Portfolio with investment research, advice and supervision and will furnish continuously an investment program for each Portfolio consistent with the investment objectives and policies of the Portfolio, including but not limited to:
1.   Providing and, as necessary, re-evaluating and updating the investment objectives and parameters, asset classes, and risk profiles of the Portfolios;
2.   Determining, from time to time and subject to the provisions of Section 4 hereof, what securities and other financial instruments shall be purchased for each Portfolio, what securities or other financial instruments shall be held or sold by each Portfolio, and what portion of each Portfolio’s assets shall be held uninvested, subject always to the provisions of the Company’s Articles of Restatement and Amended and Restated By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of each Portfolio, each as shall be from time to time in effect, and subject, further, to such policies and restrictions as the Company’s Board of Directors may from time to time establish.
3.   Monitoring the Portfolios’ performance and examining and recommending ways to improve the performance of the Portfolios, including by scrutinizing security selection, style focus, sector concentration, market cap preference, and prevailing market conditions;
4.   Monitoring sub-advisers to confirm their compliance with the Portfolios’ investment strategies and policies, for any changes that may impact the Portfolios or the sub-advisers’ operations or overall business continuity, for their adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the sub-advisers, and with respect to the sub-advisers’ brokerage practices and trading quality;
5.   Conducting periodic on-site due diligence meetings as well as other meetings with sub-advisers;
6.   Researching, selecting, and making recommendations to replace sub-advisers or portfolio managers, and assisting in managing the transition process when sub-advisers or portfolio managers are appointed, terminated, or replaced.
(b)   The Adviser shall provide, or shall cause an affiliate to provide, such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as the Adviser shall deem appropriate or as shall be requested by the Company’s Board of Directors.
(c)   The Adviser shall advise and assist the officers of the Company in taking such steps as are necessary or appropriate to carry out the decisions of the Company’s Board of Directors and the appropriate committees of the Board regarding the conduct of the business of the Company insofar as it relates to the Portfolios.
(d)   For so long as all investable assets of a Portfolio are invested in a series of Hartford Funds Master Trust or another investment company with substantially the same investment objectives and policies as the Portfolio (a “Master Fund”), the Adviser shall, or shall cause an affiliate to, monitor the services of the Master Fund to determine if an investment in the Master Fund remains appropriate.
3.   Administrative and Management Services
(a)   In addition to the performance of investment advisory services and subject to the supervision of the Company’s Board of Directors, the Adviser shall regularly provide, or shall cause an affiliate to provide, such administrative and management services as may from time to time be requested by the Company or Portfolios as necessary for the operation of the Portfolios including, but not limited to:
1.   assisting in the supervision of all aspects of the Company’s operation, including the supervision and coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Company, including serving as the liaison between such service providers and the Company’s Board of Directors;
2.   drafting and negotiating all aspects of agreements and amendments with the custodian, transfer agent or other shareholder servicing agents (if any) for the Company;
3.   providing the Company with the services of persons, who may be the Adviser’s officers or employees, competent to serve as officers of the Company and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Company, including the preparation and maintenance of required reports, books and records of the Company;
4.   providing the Company with adequate office space, facilities, equipment, personnel and related services for the effective administration of the affairs of the Company as contemplated in this Agreement;

5.   preparation and production of meeting materials for the Company’s Board of Directors, as well as such other materials as the Board of Directors may from time to time reasonably request, including in connection with the Board’s annual review of the Portfolios’ investment management agreement, the subadvisory agreements, and related agreements;
6.   coordinating and overseeing the preparation and filing with the U.S. Securities and Exchange Commission (“SEC”) of registration statements, notices, shareholder reports, proxy statements and other material for the Portfolios required to be filed under applicable law;
7.   developing and implementing compliance programs for the Portfolios, developing and implementing procedures for monitoring compliance with the Portfolios’ investment objectives, policies and guidelines and with applicable regulatory requirements; and preparing reports to the Board concerning compliance matters;
8.   providing day-to-day legal and regulatory support for the Portfolios in connection with the administration of the affairs of the Company, including but not limited to providing advice on legal, compliance, regulatory and operational issues, advice relating to litigation involving the Portfolios and/or its directors or officers, and procuring legal services for the Portfolios and supervising the work of outside legal counsel;
9.   assisting the Portfolios in the handling of regulatory examinations and working with the Portfolios’ legal counsel in response to non-routine regulatory matters;
10.   making reports to the Board of the Adviser’s performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Portfolio as the Adviser shall determine to be desirable;
11.   preparing Board materials and Board reports generally and provide such other information or assistance to the Board as may be necessary from time to time;
12.   maintaining and preserving or overseeing the maintenance and preservation of, as applicable, the records specified in the Portfolio agreements not maintained by other Portfolio service providers and any other records related to the Portfolios’ transactions as are required under any applicable state or federal securities;
13.   preparing such information and reports as may be required by any banks from which a Portfolio borrows funds;
14.   performing due diligence on third-party service providers and negotiating service agreements with those third-parties; and
15.   providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Company and Portfolios.
4.   Sub-Advisers and Sub-Contractors
The Adviser, upon approval of the Board of Directors, may engage one or more investment advisers that are registered as such under the 1940 Act to act as sub-adviser and provide certain services set forth in Section 2 hereof with respect to existing and future Portfolios of the Company, all as shall be subject to approval in accordance with the requirements of the 1940 Act and as such requirements may be modified by rule, regulation or order of the SEC. Each sub-adviser shall perform its duties subject to the direction and control of the Adviser.
Subject to the discretion and control of the Company’s Board of Directors, the Adviser will monitor, supervise and oversee each sub-adviser’s management of the Portfolios’ investment operations in accordance with the investment objectives and related investment policies of each Portfolio, as set forth in the Company’s registration statement with the SEC, and review and report to the Board of Directors periodically on the performance of each sub-adviser and recommend action as appropriate. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services set forth in Section 3 above.

5.   Brokerage Transactions
In connection with the purchases or sales of portfolio securities or other financial instruments for the account of a Portfolio, neither the Adviser, nor any of its partners, directors, officers or employees nor any sub-adviser engaged by the Adviser pursuant to Section 4 hereof will act as principal or agent or receive any commission. The Adviser, a sub-adviser engaged by the Adviser, or the agent of the Adviser or a sub-adviser, shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for a Portfolio’s account with brokers or dealers selected by the Adviser or a sub-adviser, as applicable. In the selection of such brokers or dealers and the placing of such orders, the Adviser or a sub-adviser, as applicable, will use its best efforts to obtain the most favorable execution and net security price available for a Portfolio. It is understood that it is desirable for a Portfolio that the Adviser or sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. It is also understood that the services provided by such brokers may be useful to the Adviser or sub-adviser in connection with Adviser’s or sub-adviser’s services to other clients. Subject to and in accordance with any directions that the Company’s Board of Directors may issue from time to time the Adviser or a sub-adviser, as applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s or the sub-adviser’s overall responsibilities with respect to a Portfolio and other advisory clients. The Adviser’s services to a Portfolio pursuant to this Investment Management Agreement are not deemed to be exclusive and it is understood that the Adviser may render investment advice, management and other services to others.
6.   Allocation of Charges and Expenses
The Adviser will pay all costs incurred by the Adviser in connection with the performance of its duties under Section 2 of this Investment Management Agreement. The Adviser will not be required to bear any expenses of any Portfolio other than those specifically allocated to the Adviser in this Section 6. In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay expenses related to: (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to the Company’s operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Company; (x) all other expenses incidental to holding meetings of the Company’s shareholders; and (xi) such extraordinary non-recurring expenses as may arise, including litigation affecting the Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto. Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, directors or employees of the Company shall not receive any compensation from the Company for their services, with the exception of the chief compliance officer of the Company, who may be compensated by the Company for services provided to the Company.
7.   Compensation of the Adviser
For all services to be rendered, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time.
The Adviser agrees to waive each Portfolio’s fee as set forth in Schedule B so long as the Portfolio invest all (or substantially all) of its assets in a single, registered open-end management investment company in accordance with Section 12(d)(1)(E) under the 1940 Act.
The Adviser, or an affiliate of the Adviser, may agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.

If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio’s daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period. The “daily net asset value” of a Portfolio shall be determined on the basis set forth in the Portfolio’s prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.
8.   Liability of the Adviser
(a)   The Adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Company, as long as the Adviser shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect the Adviser against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
(b)   The rights of exculpation and indemnification are not to be construed so as to provide for exculpation or indemnification provided under 8(a) of any person for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation or indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.
9.   Duration of Agreement
(a)   This Agreement shall be effective on and as of [ ], and shall continue through the period ending two years from such date. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company’s Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.
(b)   This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the Portfolio’s outstanding voting securities, on sixty days’ prior written notice to the Adviser; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by the Adviser on sixty days’ prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.
(c)   As used in this Agreement, the terms “assignment”, “interested person” and “vote of majority of the Company’s outstanding voting securities” shall have the meanings set forth for such terms in the 1940 Act, as amended.
(d)   Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party’s current address.
10.   Other Activities
Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm individual or association.

11.   Additional Series
The amendment of Schedule A to this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.
12.   Invalid Provisions
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
13.   Governing Law
To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of New York, which apply to contracts made and to be performed in the State of New York. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.
14.   Amendments
No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the 1940 Act and rules and regulations under the 1940 Act and any applicable Securities and Exchange Commission exemptive order from such rules and regulations. Any such instrument signed by a Portfolio must be (a) approved by the vote of a majority of the Directors who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Portfolio. The amendment of Schedule A and/or Schedule B to this Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement.
15.   Entire Agreement
This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth below.
Hartford Funds Management Company, LLC
By:
Title:
Date:
The Hartford Mutual Funds, Inc. on behalf of each of its series listed on Schedule A
By:
Title:
Date:

Schedule A
List of Portfolios
THE HARTFORD MUTUAL FUNDS, INC. on behalf of:
[Hartford Global Impact Fund]

Schedule B
Fees
As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable Portfolio:
THE HARTFORD MUTUAL FUNDS, INC.
[                 ]

Hartford Series Fund, Inc.
FORM OF INVESTMENT MANAGEMENT AGREEMENT
This Agreement is made by and between Hartford Funds Management Company, LLC, a Delaware limited liability company (the “Adviser”), and Hartford Series Fund, Inc., a corporation organized under the laws of the State of Maryland (each a “Company”), on its own behalf and on behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a “Portfolio” and, collectively, the “Portfolios”).
WHEREAS, the Adviser has agreed to furnish investment advisory, management and administrative services to the Company, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and each Portfolio; and
WHEREAS, the Company and the Adviser wish to enter into this Agreement setting forth the investment advisory, management and administrative services to be performed by the Adviser for the Company and each Portfolio, and the terms and conditions under which such services will be performed; and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:
1.   General Provision
The Company hereby employs the Adviser and the Adviser hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. The Adviser shall, in all matters, give to the Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the 1940 Act and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) the policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company’s registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Company’s shareholders, and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolios’ securities.
2.   Investment Management Services
In its capacity as investment manager to each Portfolio, Adviser shall have the following duties:
(a)   Subject to the direction and control by the Company’s Board of Directors, the Adviser shall, or shall cause an affiliate to, regularly provide each Portfolio with investment research, advice and supervision and will furnish continuously an investment program for each Portfolio consistent with the investment objectives and policies of the Portfolio, including but not limited to:
1.   Providing and, as necessary, re-evaluating and updating the investment objectives and parameters, asset classes, and risk profiles of the Portfolios;
2.   Determining, from time to time and subject to the provisions of Section 4 hereof, what securities and other financial instruments shall be purchased for each Portfolio, what securities or other financial instruments shall be held or sold by each Portfolio, and what portion of each Portfolio’s assets shall be held uninvested, subject always to the provisions of the Company’s Articles of Restatement and Amended and Restated By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of each Portfolio, each as shall be from time to time in effect, and subject, further, to such policies and restrictions as the Company’s Board of Directors may from time to time establish.
3.   Monitoring the Portfolios’ performance and examining and recommending ways to improve the performance of the Portfolios, including by scrutinizing security selection, style focus, sector concentration, market cap preference, and prevailing market conditions;
4.   Monitoring subadvisers to confirm their compliance with the Portfolios’ investment strategies and policies, for any changes that may impact the Portfolios or the subadvisers’ operations or overall business continuity, for their adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the subadvisers, and with respect to the subadvisers’ brokerage practices and trading quality;
5.   Conducting periodic on-site due diligence meetings as well as other meetings with subadvisers;
6.   Researching, selecting, and making recommendations to replace subadvisers or portfolio managers, and assisting in managing the transition process when subadvisers or portfolio managers are appointed, terminated, or replaced.
(b)   The Adviser shall provide, or shall cause an affiliate to provide, such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as the Adviser shall deem appropriate or as shall be requested by the Company’s Board of Directors.
(c)   The Adviser shall advise and assist the officers of the Company in taking such steps as are necessary or appropriate to carry out the decisions of the Company’s Board of Directors and the appropriate committees of the Board regarding the conduct of the business of the Company insofar as it relates to the Portfolios.
3.   Administrative and Management Services
(a)   In addition to the performance of investment advisory services and subject to the supervision of the Company’s Board of Directors, the Adviser shall regularly provide, or shall cause an affiliate to provide, such administrative and management services as may from time to time be requested by the Company or Portfolios as necessary for the operation of the Portfolios including, but not limited to:
1.   assisting in the supervision of all aspects of the Company’s operation, including the supervision and coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Company, including serving as the liaison between such service providers and the Company’s Board of Directors;
2.   drafting and negotiating all aspects of agreements and amendments with the custodian, transfer agent or other shareholder servicing agents (if any) for the Company;
3.   providing the Company with the services of persons, who may be the Adviser’s officers or employees, competent to serve as officers of the Company and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Company, including the preparation and maintenance of required reports, books and records of the Company;
4.   providing the Company with adequate office space, facilities, equipment, personnel and related services for the effective administration of the affairs of the Company as contemplated in this Agreement;
5.   preparation and production of meeting materials for the Company’s Board of Directors, as well as such other materials as the Board of Directors may from time to time reasonably request, including in connection with the Board’s annual review of the Portfolios’ investment management agreement, the subadvisory agreements, and related agreements;

6.   coordinating and overseeing the preparation and filing with the U.S. Securities and Exchange Commission (“SEC”) of registration statements, notices, shareholder reports, proxy statements and other material for the Portfolios required to be filed under applicable law;
7.   developing and implementing compliance programs for the Portfolios, developing and implementing procedures for monitoring compliance with the Portfolios’ investment objectives, policies and guidelines and with applicable regulatory requirements; and preparing reports to the Board concerning compliance matters;
8.   providing day-to-day legal and regulatory support for the Portfolios in connection with the administration of the affairs of the Company, including but not limited to providing advice on legal, compliance, regulatory and operational issues, advice relating to litigation involving the Portfolios and/or its directors or officers, and procuring legal services for the Portfolios and supervising the work of outside legal counsel;
9.   assisting the Portfolios in the handling of regulatory examinations and working with the Portfolios’ legal counsel in response to non-routine regulatory matters;
10.   making reports to the Board of the Adviser’s performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Portfolio as the Adviser shall determine to be desirable;
11.   preparing Board materials and Board reports generally and provide such other information or assistance to the Board as may be necessary from time to time;
12.   maintaining and preserving or overseeing the maintenance and preservation of, as applicable, the records specified in the Portfolio agreements not maintained by other Portfolio service providers and any other records related to the Portfolios’ transactions as are required under any applicable state or federal securities;
13.   preparing such information and reports as may be required by any banks from which a Portfolio borrows funds;
14.   performing due diligence on third-party service providers and negotiating service agreements with those third-parties; and
15.   providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Company and Portfolios.
4.   Sub-Advisers and Sub-Contractors
The Adviser, upon approval of the Board of Directors, may engage one or more investment advisers that are registered as such under the 1940 Act to act as sub-adviser and provide certain services set forth in Section 2 hereof with respect to existing and future Portfolios of the Company, all as shall be subject to approval in accordance with the requirements of the 1940 Act and as such requirements may be modified by rule, regulation or order of the SEC. Each sub-adviser shall perform its duties subject to the direction and control of the Adviser. Subject to the discretion and control of the Company’s Board of Directors, the Adviser will monitor, supervise and oversee each sub-adviser’s management of the Portfolios’ investment operations in accordance with the investment objectives and related investment policies of each Portfolio, as set forth in the Company’s registration statement with the SEC, and review and report to the Board of Directors periodically on the performance of each sub-adviser and recommend action as appropriate. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services set forth in Section 3 above.
5.   Brokerage Transactions
In connection with the purchases or sales of portfolio securities or other financial instruments for the account of a Portfolio, neither the Adviser, nor any of its partners, directors, officers or employees nor any sub-adviser engaged by the Adviser pursuant to Section 4 hereof will act as principal or agent or receive any commission. The Adviser, a sub-adviser engaged by the Adviser, or the agent of the Adviser or a sub-adviser, shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for a Portfolio’s account with brokers or dealers selected by the Adviser or a sub-adviser, as applicable. In the selection of such brokers or dealers and the placing of such orders, the Adviser or a sub-adviser, as applicable, will use its best efforts to obtain the most favorable execution and net security price available for a Portfolio. It is understood that it is desirable for a Portfolio that the Adviser or sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. It is also understood that the services provided by such brokers may be useful to the Adviser or sub-adviser in connection with Adviser’s or sub-adviser’s services to other clients. Subject to and in accordance with any directions that the Company’s Board of Directors may issue from time to time the Adviser or a sub-adviser, as applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s or the sub-adviser’s overall responsibilities with respect to a Portfolio and other advisory clients. The Adviser’s services to a Portfolio pursuant to this Investment Management Agreement are not deemed to be exclusive and it is understood that the Adviser may render investment advice, management and other services to others.
6.   Allocation of Charges and Expenses
The Adviser will pay all costs incurred by the Adviser in connection with the performance of its duties under Section 2 of this Investment Management Agreement. The Adviser will not be required to bear any expenses of any Portfolio other than those specifically allocated to the Adviser in this Section 6. In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay expenses related to: (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to the Company’s operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Company; (x) all other expenses incidental to holding meetings of the Company’s shareholders; and (xi) such extraordinary non-recurring expenses as may arise, including litigation affecting the Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto. Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, directors or employees of the Company shall not receive any compensation from the Company for their services, with the exception of the chief compliance officer of the Company, who may be compensated by the Company for services provided to the Company.
7.   Compensation of the Adviser
For all services to be rendered, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time.
The Adviser, or an affiliate of the Adviser, may agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.
If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio’s daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period. The “daily net asset value” of a Portfolio shall be determined on the basis set forth in the Portfolio’s prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.

8.   Liability of the Adviser
(a)   The Adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Company, as long as the Adviser shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect the Adviser against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
(b)   The rights of exculpation and indemnification are not to be construed so as to provide for exculpation or indemnification provided under 8(a) of any person for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation or indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.
9.   Duration of Agreement
(a)   This Agreement shall be effective with respect to a Portfolio as of the date indicated on Schedule A, and shall continue through the period ending two years from such date. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Portfolio, and (2) in either event, by the vote of a majority of the members of the Company’s Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.
(b)   This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of the applicable Company or by a vote of a majority of the Portfolio’s outstanding voting securities, on sixty days’ prior written notice to the Adviser; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by the Adviser on sixty days’ prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.
(c)   As used in this Agreement, the terms “assignment”, “interested person” and “vote of majority of the Company’s outstanding voting securities” shall have the meanings set forth for such terms in the 1940 Act, as amended.
(d)   Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party’s current address.
10.   Other Activities
Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm individual or association.
11.   Additional Series
The amendment of Schedule A to this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.
12.   Invalid Provisions
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.   Governing Law
To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of New York, which apply to contracts made and to be performed in the State of New York. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.
14.   Amendments
No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the 1940 Act and rules and regulations under the 1940 Act and any applicable Securities and Exchange Commission exemptive order from such rules and regulations. Any such instrument signed by a Portfolio must be (a) approved by the vote of a majority of the Directors who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Portfolio. The amendment of Schedule A and/or Schedule B to this Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement.
15.   Entire Agreement
This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the [  ] day of [           ].
Hartford Funds Management Company, LLC
By:
Title:
Hartford Series Fund, Inc. on behalf of each of its series listed on Schedule A
By:
Title:

Schedule A
List of Portfolios
HARTFORD SERIES FUND, INC. ON BEHALF OF:
[Hartford Balanced HLS Fund; Hartford Capital Appreciation HLS Fund; Hartford Disciplined Equity HLS Fund; Hartford Dividend and Growth HLS Fund; Hartford Healthcare HLS Fund; Hartford International Opportunities HLS Fund; Hartford MidCap HLS Fund; Hartford Small Cap Growth HLS Fund; Hartford Small Company HLS Fund; Hartford Stock HLS Fund; Hartford Total Return Bond HLS Fund; Hartford Ultrashort Bond HLS Fund.]

Schedule B
Fees
As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable Portfolio:
[                 ]

Hartford Funds Exchange-Traded Trust
FORM OF INVESTMENT MANAGEMENT AGREEMENT
This Agreement is made by and between Hartford Funds Management Company, LLC, a Delaware limited liability company (the “Adviser”), and Hartford Funds Exchange-Traded Trust, a Delaware statutory trust (the “Trust”), on its own behalf and on behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a “Portfolio” and, collectively, the “Portfolios”).
WHEREAS, the Adviser has agreed to furnish investment advisory, management and administrative services to the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and each Portfolio; and
WHEREAS, the Trust and the Adviser wish to enter into this Agreement setting forth the investment advisory, management and administrative services to be performed by the Adviser for the Trust and each Portfolio, and the terms and conditions under which such services will be performed; and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:
1.   General Provision
The Trust hereby employs the Adviser and the Adviser hereby undertakes to act as the investment manager of the Trust and to each Portfolio and to perform for the Trust such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. The Adviser shall, in all matters, give to the Trust and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Trust to conform to (i) the provisions of the 1940 Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (iv) the policies and determinations of the Board of Trustees of the Trust; (v) the fundamental policies and investment restrictions of the Trust and Portfolios as reflected in the Trust’s registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Trust’s shareholders; (vi) the Prospectus and Statement of Additional Information of the Trust in effect from time to time; and (vii) any exemptive relief granted by the U.S. Securities and Exchange Commission (“SEC”). The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust with respect to any matters dealing with the business and affairs of the Trust including the valuation of any of each Portfolio’s securities.
2.   Investment Management Services
In its capacity as investment manager to each Portfolio, the Adviser shall have the following duties:
(a)   Subject to the direction and control by the Trust’s Board of Trustees, the Adviser shall, or shall cause an affiliate to, regularly provide each Portfolio with investment research, advice and supervision and will furnish continuously an investment program for each Portfolio consistent with the investment objectives and policies of the Portfolio, including but not limited to:
1.   Providing and, as necessary, re-evaluating and updating the investment objectives and parameters, asset classes, and risk profiles of the Portfolios;
2.   Determining, from time to time and subject to the provisions of Section 4 hereof, what securities and other financial instruments shall be purchased for each Portfolio, what securities or other financial instruments shall be held or sold by each Portfolio, and what portion of each Portfolio’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust and By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of each Portfolio, each as shall be from time to time in effect, and subject, further, to such policies and restrictions as the Trust’s Board of Trustees may from time to time establish;
3.   Monitoring the Portfolios’ performance and examining and recommending ways to improve the performance of the Portfolios, including by scrutinizing security selection, style focus, sector concentration, market cap preference, and prevailing market conditions;
4.   Monitoring sub-advisers to confirm their compliance with the Portfolios’ investment strategies and policies, for any changes that may impact the Portfolios or the sub-advisers’ operations or overall business continuity, for their adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the sub-advisers, and with respect to the sub-advisers’ brokerage practices and trading quality;
5.   Conducting periodic on-site due diligence meetings as well as other meetings with sub-advisers; and
6.   Researching, selecting, and making recommendations to replace sub-advisers or portfolio managers, and assisting in managing the transition process when sub-advisers or portfolio managers are appointed, terminated, or replaced.
(b)   The Adviser shall provide, or shall cause an affiliate to provide, such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as the Adviser shall deem appropriate or as shall be requested by the Trust’s Board of Trustees.
(c)   The Adviser shall advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Trust’s Board of Trustees and the appropriate committees of the Board regarding the conduct of the business of the Trust insofar as it relates to the Portfolios.
(d)   If ever all investable assets of a Portfolio are invested in a another investment company with substantially the same investment objectives and policies as the Portfolio (a “Master Fund”), the Adviser shall, or shall cause an affiliate to, monitor the services of the Master Fund to determine if an investment in the Master Fund remains appropriate.
3.   Administrative and Management Services
(a)   In addition to the performance of investment advisory services and subject to the supervision of the Trust’s Board of Trustees, the Adviser shall regularly provide, or shall cause to be provided, such administrative and management services as may from time to time be requested by the Trust or Portfolios as necessary for the operation of the Portfolios including, but not limited to:
1.   assisting in the supervision of all aspects of the Trust’s operation, including the supervision and coordination of all matters relating to the functions of the administrator, custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Trust, including serving as the liaison between such service providers and the Trust’s Board of Trustees;
2.   drafting and negotiating all aspects of agreements and amendments with the administrator, custodian, transfer agent or other shareholder servicing agents (if any) for the Trust;
3.   providing the Trust with the services of persons, who may be the Adviser’s officers or employees, competent to serve as officers of the Trust and to perform such administrative and clerical functions not performed by other Portfolio service providers as are necessary in order to provide effective administration for the Trust, which may include the preparation and maintenance of required reports, books and records of the Trust;
4.   providing the Trust with adequate office space, facilities, equipment, personnel and related services for the effective administration of the affairs of the Trust as contemplated in this Agreement;
5.   preparation and production of meeting materials for the Trust’s Board of Trustees, as well as such other materials as the Board of Trustees may from time to time reasonably request, including in connection with the Board’s annual review of the Portfolios’ investment management agreement, the sub-advisory agreements, and related agreements;
6.   coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Portfolios required to be filed under applicable law;
7.   developing and implementing compliance programs for the Portfolios, developing and implementing procedures for monitoring compliance with the Portfolios’ investment objectives, policies and guidelines and with applicable regulatory requirements; and preparing reports to the Board concerning compliance matters;
8.   providing day-to-day legal and regulatory support for the Portfolios in connection with the administration of the affairs of the Trust, including but not limited to providing advice on legal, compliance, regulatory and operational issues, advice relating to litigation involving the Portfolios and/or its trustees or officers, and procuring legal services for the Portfolios and supervising the work of outside legal counsel, provided, however that certain additional services in support of the Trust’s chief compliance officer and specifically related to the Trust’s Rule 38a-1 compliance program shall be provided by the Adviser pursuant to the Agreement For Rule 38a-1 Compliance Support Services, dated March 8, 2017, as may be amended from time to time (the “38a-1 Agreement”);
9.   assisting the Portfolios in the handling of regulatory examinations and working with the Portfolios’ legal counsel in response to non-routine regulatory matters;
10.   making reports to the Board of the Adviser’s performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Portfolio as the Adviser shall determine to be desirable;
11.   preparing Board materials and Board reports generally and provide such other information or assistance to the Board as may be necessary from time to time;
12.   maintaining and preserving or overseeing the maintenance and preservation of, as applicable, the records specified in the Portfolio agreements not maintained by other Portfolio service providers and any other records related to the Portfolios’ transactions as are required under any applicable state or federal securities;
13.   preparing such information and reports as may be required by any banks from which a Portfolio borrows funds that are not prepared by other Portfolio service providers;
14.   performing due diligence on third-party service providers and negotiating service agreements with those third-parties; and
15.   providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Trust and Portfolios.
4.   Sub-Advisers and Sub-Contractors
The Adviser, upon approval of the Board of Trustees, may engage one or more investment advisers that are registered as such under the 1940 Act to act as sub-adviser and provide certain services set forth in Section 2 hereof with respect to existing and future Portfolios of the Trust, all as shall be subject to approval in accordance with the requirements of the 1940 Act and as such requirements may be modified by rule, regulation or order of the SEC. Each sub-adviser shall perform its duties subject to the direction and control of the Adviser. Subject to the discretion and control of the Trust’s Board of Trustees, the Adviser will monitor, supervise and oversee each sub-adviser’s management of the Portfolios’ investment operations in accordance with the investment objectives and related investment policies of each Portfolio, as set forth in the Trust’s registration statement with the SEC, and review and report to the Board of Trustees periodically on the performance of each sub-adviser and recommend action as appropriate. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services set forth in Section 3 above.

5.   Brokerage Transactions
In connection with the purchases or sales of portfolio securities or other financial instruments for the account of a Portfolio, neither the Adviser, nor any of its partners, directors, officers or employees nor any sub-adviser engaged by the Adviser pursuant to Section 4 hereof will act as principal or agent or receive any commission. The Adviser, a sub-adviser engaged by the Adviser, or the agent of the Adviser or a sub-adviser, shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for a Portfolio’s account with brokers or dealers selected by the Adviser or a sub-adviser, as applicable. In the selection of such brokers or dealers and the placing of such orders, the Adviser or a sub-adviser, as applicable, will use its best efforts to obtain the most favorable execution and net security price available for a Portfolio. It is understood that it is desirable for a Portfolio that the Adviser or sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. It is also understood that the services provided by such brokers may be useful to the Adviser or sub-adviser in connection with Adviser’s or sub-adviser’s services to other clients. Subject to and in accordance with any directions that the Trust’s Board of Trustees may issue from time to time the Adviser or a sub-adviser, as applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s or the sub-adviser’s overall responsibilities with respect to a Portfolio and other advisory clients. The Adviser’s services to a Portfolio pursuant to this Investment Management Agreement are not deemed to be exclusive and it is understood that the Adviser may render investment advice, management and other services to others.
6.   Allocation of Charges and Expenses
The Adviser shall pay all expenses of the Trust, except for: (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) expenses incident to the creation and redemption of its shares; (iv) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Trust may have to indemnify its officers and Trustees with respect thereto; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) such extraordinary non-recurring expenses as may arise; and (vii) acquired fund fees and expenses. Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, trustees or employees of the Trust shall not receive any compensation from the Trust for their services, with the exception of the additional services rendered by the chief compliance officer of the Trust under the 38a-1 Agreement whose services are provided to the Trust pursuant to, and specifically enumerated in, the 38a-1 Agreement.
7.   Compensation of the Adviser
For all services to be rendered, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time.
The Adviser agrees to waive each Portfolio’s fee as set forth in Schedule B if the Portfolio invests all (or substantially all) of its assets in a single, registered open-end management investment company in accordance with Section 12(d)(1)(E) under the 1940 Act.
The Adviser, or an affiliate of the Adviser, may agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.
If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio’s daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period. The “daily net asset value” of a Portfolio shall be determined on the basis set forth in the Portfolio’s prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.
The Adviser may delegate to a third party or affiliate the right to receive payment of all or part of such Adviser’s fee.
8.   Liability of the Adviser
(a)   The Adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Trust, as long as the Adviser shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
(b)   The rights of exculpation and indemnification are not to be construed so as to provide for exculpation or indemnification provided under 8(a) of any person for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation or indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.
9.   Duration of Agreement
(a)   This Agreement shall be effective with respect to a Portfolio as of the date indicated on Schedule A, and shall continue through the period ending two years from such date. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, and (2) in either event, by the vote of a majority of the members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.
(b)   This Agreement (I) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Trustees of the Trust or by a vote of a majority of the Portfolio’s outstanding voting securities, on sixty days’ prior written notice to the Adviser; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by the Adviser on sixty days’ prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.
(c)   As used in this Agreement, the terms “assignment”, “interested person” and “vote of majority of the Trust’s outstanding voting securities” shall have the meanings set forth for such terms in the 1940 Act, as amended.
(d)   Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party’s current address.
10.   Other Activities
Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm individual or association.

11.   Additional Series
The amendment of Schedule A to this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.
12.   Invalid Provisions
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
13.   Governing Law
To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of New York, which apply to contracts made and to be performed in the State of New York. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.
14.   Amendments
No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the 1940 Act and rules and regulations under the 1940 Act and any applicable SEC exemptive order from such rules and regulations. Any such instrument signed by a Portfolio must be (a) approved by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Portfolio. The amendment of Schedule A and/or Schedule B to this Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement.
15.   No Third Party Beneficiaries
This Agreement is not intended and shall not convey any rights, privileges, claims or remedies to any person other than a party to this Agreement and its respective successors and permitted assigns.
16.   Entire Agreement
This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth below.
Hartford Funds Management Company, LLC
By:
Title:
Date:
Hartford Funds Exchange-Traded Trust on behalf of each of its series listed on Schedule A
By:
Title:
Date:

Schedule A
List of Portfolios
HARTFORD FUNDS EXCHANGE-TRADED TRUST ON BEHALF OF:
[Hartford AAA CLO ETF; Hartford Core Bond ETF; Hartford Dynamic Bond ETF; Hartford Large Cap Growth ETF; Hartford Municipal Opportunities ETF; Hartford Quality Value ETF; Hartford Schroders Commodity Strategy ETF; Hartford Schroders Tax-Aware Bond ETF; Hartford Strategic Income ETF; Hartford Total Return Bond ETF]

Schedule B
Fees
As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable Portfolio:
[            ]

Hartford Funds Exchange-Traded Trust — Non-Unitary Fee ETFs
FORM OF INVESTMENT MANAGEMENT AGREEMENT
This Agreement is made by and between Hartford Funds Management Company, LLC, a Delaware limited liability company (the “Adviser”), and Hartford Funds Exchange-Traded Trust, a Delaware statutory trust (the “Trust”), on its own behalf and on behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a “Portfolio” and, collectively, the “Portfolios”).
WHEREAS, the Adviser has agreed to furnish investment advisory, management and administrative services to the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and each Portfolio; and
WHEREAS, the Trust and the Adviser wish to enter into this Agreement setting forth the investment advisory, management and administrative services to be performed by the Adviser for the Trust and each Portfolio, and the terms and conditions under which such services will be performed; and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:
1.   General Provision
The Trust hereby employs the Adviser and the Adviser hereby undertakes to act as the investment manager of the Trust and to each Portfolio and to perform for the Trust such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. The Adviser shall, in all matters, give to the Trust and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Trust to conform to (i) the provisions of the 1940 Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (iv) the policies and determinations of the Board of Trustees of the Trust; (v) the fundamental policies and investment restrictions of the Trust and Portfolios as reflected in the Trust’s registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Trust’s shareholders; (vi) the Prospectus and Statement of Additional Information of the Trust in effect from time to time; and (vii) any exemptive relief granted by the U.S. Securities and Exchange Commission (“SEC”). The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust with respect to any matters dealing with the business and affairs of the Trust including the valuation of any of each Portfolio’s securities.
2.   Investment Management Services
In its capacity as investment manager to each Portfolio, the Adviser shall have the following duties:
(a)   Subject to the direction and control by the Trust’s Board of Trustees, the Adviser shall, or shall cause an affiliate to, regularly provide each Portfolio with investment research, advice and supervision and will furnish continuously an investment program for each Portfolio consistent with the investment objectives and policies of the Portfolio, including but not limited to:
(1)   Providing and, as necessary, re-evaluating and updating the investment objectives and parameters, asset classes, and risk profiles of the Portfolios;
(2)   Determining, from time to time and subject to the provisions of Section 4 hereof, what securities and other financial instruments shall be purchased for each Portfolio, what securities or other financial instruments shall be held or sold by each Portfolio, and what portion of each Portfolio’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust and By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of each Portfolio, each as shall be from time to time in effect, and subject, further, to such policies and restrictions as the Trust’s Board of Trustees may from time to time establish;
(3)   Monitoring the Portfolios’ performance and examining and recommending ways to improve the performance of the Portfolios, including by scrutinizing security selection, style focus, sector concentration, market cap preference, and prevailing market conditions;
(4)   Monitoring sub-advisers to confirm their compliance with the Portfolios’ investment strategies and policies, for any changes that may impact the Portfolios or the sub-advisers’ operations or overall business continuity, for their adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the sub-advisers, and with respect to the sub-advisers’ brokerage practices and trading quality;
(5)   Conducting periodic on-site due diligence meetings as well as other meetings with sub-advisers; and
(6)   Researching, selecting, and making recommendations to replace sub-advisers or portfolio managers, and assisting in managing the transition process when sub-advisers or portfolio managers are appointed, terminated, or replaced.
(b)   The Adviser shall provide, or shall cause an affiliate to provide, such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as the Adviser shall deem appropriate or as shall be requested by the Trust’s Board of Trustees.
(c)   The Adviser shall advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Trust’s Board of Trustees and the appropriate committees of the Board regarding the conduct of the business of the Trust insofar as it relates to the Portfolios.
(d)   If ever all investable assets of a Portfolio are invested in a another investment company with substantially the same investment objectives and policies as the Portfolio (a “Master Fund”), the Adviser shall, or shall cause an affiliate to, monitor the services of the Master Fund to determine if an investment in the Master Fund remains appropriate.
3.   Administrative and Management Services
(a)   In addition to the performance of investment advisory services and subject to the supervision of the Trust’s Board of Trustees, the Adviser shall regularly provide, or shall cause to be provided, such administrative and management services as may from time to time be requested by the Trust or Portfolios as necessary for the operation of the Portfolios including, but not limited to:
(1)   Assisting in the supervision of all aspects of the Trust’s operation, including the supervision and coordination of all matters relating to the functions of the administrator, custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Trust, including serving as the liaison between such service providers and the Trust’s Board of Trustees;
(2)   Drafting and negotiating all aspects of agreements and amendments with the administrator, custodian, transfer agent or other shareholder servicing agents (if any) for the Trust;
(3)   Providing the Trust with the services of persons, who may be the Adviser’s officers or employees, competent to serve as officers of the Trust and to perform such administrative and clerical functions not performed by other Portfolio service providers as are necessary in order to provide effective administration for the Trust, which may include the preparation and maintenance of required reports, books and records of the Trust;
(4)   Providing the Trust with adequate office space, facilities, equipment, personnel and related services for the effective administration of the affairs of the Trust as contemplated in this Agreement;
(5)   Preparation and production of meeting materials for the Trust’s Board of Trustees, as well as such other materials as the Board of Trustees may from time to time reasonably request, including in connection with the Board’s annual review of the Portfolios’ investment management agreement, the sub-advisory agreements, and related agreements;
(6)   Coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Portfolios required to be filed under applicable law;
(7)   Developing and implementing compliance programs for the Portfolios, developing and implementing procedures for monitoring compliance with the Portfolios’ investment objectives, policies and guidelines and with applicable regulatory requirements; and preparing reports to the Board concerning compliance matters;
(8)   Providing day-to-day legal and regulatory support for the Portfolios in connection with the administration of the affairs of the Trust, including but not limited to providing advice on legal, compliance, regulatory and operational issues, advice relating to litigation involving the Portfolios and/or its trustees or officers, and procuring legal services for the Portfolios and supervising the work of outside legal counsel; provided, however that certain additional services in support of the Trust’s chief compliance officer and specifically related to the Trust’s Rule 38a-1 compliance program shall be provided by the Adviser pursuant to the Agreement For Rule 38a-1 Compliance Support Services, dated March 8, 2017, as may be amended from time to time (the “38a-1 Agreement”);
(9)   Assisting the Portfolios in the handling of regulatory examinations and working with the Portfolios’ legal counsel in response to non-routine regulatory matters;
(10)   Making reports to the Board of the Adviser’s performance of its obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Portfolio as the Adviser shall determine to be desirable;
(11)   Preparing Board materials and Board reports generally and provide such other information or assistance to the Board as may be necessary from time to time;
(12)   Maintaining and preserving or overseeing the maintenance and preservation of, as applicable, the records specified in the Portfolio agreements not maintained by other Portfolio service providers and any other records related to the Portfolios’ transactions as are required under any applicable state or federal securities;
(13)   Preparing such information and reports as may be required by any banks from which a Portfolio borrows funds that are not prepared by other Portfolio service providers;
(14)   Performing due diligence on third-party service providers and negotiating service agreements with those third-parties; and
(15)   Providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Trust and Portfolios.
4.   Sub-Advisers and Sub-Contractors
The Adviser, upon approval of the Board of Trustees, may engage one or more investment advisers that are registered as such under the 1940 Act to act as sub-adviser and provide certain services set forth in Section 2 hereof with respect to existing and future Portfolios of the Trust, all as shall be subject to approval in accordance with the requirements of the 1940 Act and as such requirements may be modified by rule, regulation or order of the SEC. Each sub-adviser shall perform its duties subject to the direction and control of the Adviser. Subject to the discretion and control of the Trust’s Board of Trustees, the Adviser will monitor, supervise and oversee each sub-adviser’s management of the Portfolios’ investment operations in accordance with the investment objectives and related investment policies of each Portfolio, as set forth in the Trust’s registration statement with the SEC, and review and report to the Board of Trustees periodically on the performance of each sub-adviser and recommend action as appropriate. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services set forth in Section 3 above.

5.   Brokerage Transactions
In connection with the purchases or sales of portfolio securities or other financial instruments for the account of a Portfolio, neither the Adviser, nor any of its partners, directors, officers or employees nor any sub-adviser engaged by the Adviser pursuant to Section 4 hereof will act as principal or agent or receive any commission. The Adviser, a sub-adviser engaged by the Adviser, or the agent of the Adviser or a sub-adviser, shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for a Portfolio’s account with brokers or dealers selected by the Adviser or a sub-adviser, as applicable. In the selection of such brokers or dealers and the placing of such orders, the Adviser or a sub-adviser, as applicable, will use its best efforts to obtain the most favorable execution and net security price available for a Portfolio. It is understood that it is desirable for a Portfolio that the Adviser or sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. It is also understood that the services provided by such brokers may be useful to the Adviser or sub-adviser in connection with Adviser’s or sub-adviser’s services to other clients. Subject to and in accordance with any directions that the Trust’s Board of Trustees may issue from time to time the Adviser or a sub-adviser, as applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s or the sub-adviser’s overall responsibilities with respect to a Portfolio and other advisory clients. The Adviser’s services to a Portfolio pursuant to this Investment Management Agreement are not deemed to be exclusive and it is understood that the Adviser may render investment advice, management and other services to others.
6.   Allocation of Charges and Expenses
The Adviser will pay all costs incurred by the Adviser in connection with the performance of its duties under Section 2 of this Investment Management Agreement. The Adviser will not be required to bear any expenses of any Portfolio other than those specifically allocated to the Adviser in this Section 6. In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay expenses related to: (1) expenses of maintaining a Portfolio and continuing its existence; (2) brokerage commissions; (3) auditing, accounting and legal expenses; (4) taxes and interest; (5) governmental fees; (6) expenses related to the issue, sale, and redemption of Portfolio shares and/or Creation Units; (7) expenses of registering and qualifying a Portfolio and its shares under federal and state securities laws; (8) expenses of preparing and printing prospectuses and for distributing the same to shareholders and investors; (9) fees and expenses of registering and maintaining the registration of a Portfolio and maintaining a Portfolio’s exchange listing; (10) expenses of reports and notices to shareholders and of any meetings of shareholders and proxy solicitations; (11) expenses of reports to governmental officers and commissions; (12) insurance expenses, including premiums for fidelity and other insurance coverage requisite to each Portfolio’s operation; (13) fees, expenses and disbursements of custodians for all services to a Portfolio; (14) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to a Portfolio; (15) expenses for servicing shareholder accounts; (16) any direct charges to shareholders approved by the Trustees of the Trust; (17) compensation and expenses of trustees of the Trust, other than those who are also officers of HFMC or its affiliates; and (18) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of a Portfolio to indemnify the Trust’s trustees and officers with respect thereto. Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, directors or employees of the Trust shall not receive any compensation from the Trust for their services, with the exception of the chief compliance officer of the Trust, who may be compensated by the Trust for services provided to the Trust.
7.   Compensation of the Adviser
For all services to be rendered, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time.

The Adviser agrees to waive each Portfolio’s fee as set forth in Schedule B if the Portfolio invests all (or substantially all) of its assets in a single, registered open-end management investment company in accordance with Section 12(d)(1)(E) under the 1940 Act.
The Adviser, or an affiliate of the Adviser, may agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.
If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio’s daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period. The “daily net asset value” of a Portfolio shall be determined on the basis set forth in the Portfolio’s prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.
The Adviser may delegate to a third party or affiliate the right to receive payment of all or part of such Adviser’s fee.
8.   Liability of the Adviser
(a)   The Adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Trust, as long as the Adviser shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
(b)   The rights of exculpation and indemnification are not to be construed so as to provide for exculpation or indemnification provided under 8(a) of any person for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation or indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.
9.   Duration of Agreement
(a)   This Agreement shall be effective with respect to a Portfolio as of the date indicated on Schedule A, and shall continue through the period ending two years from such date. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, and (2) in either event, by the vote of a majority of the members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.
(b)   This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Trustees of the Trust or by a vote of a majority of the Portfolio’s outstanding voting securities, on sixty days’ prior written notice to the Adviser; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by the Adviser on sixty days’ prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.
(c)   As used in this Agreement, the terms “assignment”, “interested person” and “vote of majority of the Trust’s outstanding voting securities” shall have the meanings set forth for such terms in the 1940 Act, as amended.
(d)   Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party’s current address.

10.   Other Activities
Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm individual or association.
11.   Additional Series
The amendment of Schedule A to this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.
12.   Invalid Provisions
If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
13.   Governing Law
To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of New York, which apply to contracts made and to be performed in the State of New York. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.
14.   Amendments
No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the 1940 Act and rules and regulations under the 1940 Act and any applicable SEC exemptive order from such rules and regulations. Any such instrument signed by a Portfolio must be (a) approved by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Portfolio. The amendment of Schedule A and/or Schedule B to this Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement.
15.   No Third Party Beneficiaries.
This Agreement is not intended and shall not convey any rights, privileges, claims or remedies to any person other than a party to this Agreement and its respective successors and permitted assigns.
16.   Entire Agreement
This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date written below.
Hartford Funds Management Company, LLC
By:
Title:
Date:
Hartford Funds Exchange-Traded Trust on behalf of each of its series listed on Schedule A
By:
Title:
Date:

Schedule A
List of Portfolios
HARTFORD FUNDS EXCHANGE-TRADED TRUST ON BEHALF OF:
[Hartford Alpha Capture Growth ETF; Hartford Dynamic Bond ETF; Hartford Equity Premium Income ETF]

Schedule B
Fees
As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable Portfolio:
[           ]

Hartford Funds Exchange-Traded Trust — Hartford Alpha Capture International Equity ETF; Hartford Alpha Capture International Value ETF; Hartford High Yield ETF
FORM OF INVESTMENT MANAGEMENT AGREEMENT
This Agreement is made by and between Hartford Funds Management Company, LLC, a Delaware limited liability company (the “Adviser”), and Hartford Funds Exchange-Traded Trust, a Delaware statutory trust (the “Trust”), on its own behalf and on behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a “Portfolio” and, collectively, the “Portfolios”).
WHEREAS, the Adviser has agreed to furnish investment advisory, management and administrative services to the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and each Portfolio; and
WHEREAS, the Trust and the Adviser wish to enter into this Agreement setting forth the investment advisory, management and administrative services to be performed by the Adviser for the Trust and each Portfolio, and the terms and conditions under which such services will be performed; and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:
1.
General Provision

The Trust hereby employs the Adviser and the Adviser hereby undertakes to act as the investment manager of the Trust and to each Portfolio and to perform for the Trust such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. The Adviser shall, in all matters, give to the Trust and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Trust to conform to (i) the provisions of the 1940 Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (iv) the policies and determinations of the Board of Trustees of the Trust; (v) the fundamental policies and investment restrictions of the Trust and Portfolios as reflected in the Trust’s registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Trust’s shareholders; (vi) the Prospectus and Statement of Additional Information of the Trust in effect from time to time; and (vii) any exemptive relief granted by the U.S. Securities and Exchange Commission (“SEC”). The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust with respect to any matters dealing with the business and affairs of the Trust including the valuation of any of each Portfolio’s securities.
2.
Investment Management Services

In its capacity as investment manager to each Portfolio, the Adviser shall have the following duties:
(a)   Subject to the direction and control by the Trust’s Board of Trustees, the Adviser shall, or shall cause an affiliate to, regularly provide each Portfolio with investment research, advice and supervision and will furnish continuously an investment program for each Portfolio consistent with the investment objectives and policies of the Portfolio, including but not limited to:
1.   Providing and, as necessary, re-evaluating and updating the investment objectives and parameters, asset classes, and risk profiles of the Portfolios;
2.   Determining, from time to time and subject to the provisions of Section 4 hereof, what securities and other financial instruments shall be purchased for each Portfolio, what securities or other financial instruments shall be held or sold by each Portfolio, and what portion of each Portfolio’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust and By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of each Portfolio, each as shall be from time to time in effect, and subject, further, to such policies and restrictions as the Trust’s Board of Trustees may from time to time establish.
3.   Monitoring the Portfolios’ performance and examining and recommending ways to improve the performance of the Portfolios, including by scrutinizing security selection, style focus, sector concentration, market cap preference, and prevailing market conditions;
4.   Monitoring sub-advisers to confirm their compliance with the Portfolios’ investment strategies and policies, for any changes that may impact the Portfolios or the sub-advisers’ operations or overall business continuity, for their adherence to legal and compliance procedures, for any litigation enforcement or regulatory matters relating to the sub-advisers, and with respect to the sub-advisers’ brokerage practices and trading quality;
5.   Conducting periodic on-site due diligence meetings as well as other meetings with sub-advisers;
6.   Researching, selecting, and making recommendations to replace sub-advisers or portfolio managers, and assisting in managing the transition process when sub-advisers or portfolio managers are appointed, terminated, or replaced.
(b)   The Adviser shall provide, or shall cause an affiliate to provide, such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as the Adviser shall deem appropriate or as shall be requested by the Trust’s Board of Trustees.
(c)   The Adviser shall advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Trust’s Board of Trustees and the appropriate committees of the Board regarding the conduct of the business of the Trust insofar as it relates to the Portfolios.
3.
Administrative and Management Services

In addition to the performance of investment advisory services and subject to the supervision of the Trust’s Board of Trustees, the Adviser shall regularly provide, or shall cause an affiliate to provide, such administrative and management services as may from time to time be requested by the Trust or Portfolios as necessary for the operation of the Portfolios including, but not limited to:
1.   Assisting in the supervision of all aspects of the Trust’s operation, including the supervision and coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Trust, including serving as the liaison between such service providers and the Trust’s Board of Trustees;
2.   Drafting and negotiating all aspects of agreements and amendments with the custodian, transfer agent or other shareholder servicing agents (if any) for the Trust;
3.   Providing the Trust with the services of persons, who may be the Adviser’s officers or employees, competent to serve as officers of the Trust and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Trust, including the preparation and maintenance of required reports, books and records of the Trust;
4.   Providing the Trust with adequate office space, facilities, equipment, personnel and related services for the effective administration of the affairs of the Trust as contemplated in this Agreement;
5.   Preparation and production of meeting materials for the Trust’s Board of Trustees, as well as such other materials as the Board of Trustees may from time to time reasonably request, including in connection with the Board’s annual review of the Portfolios’ investment management agreement, the subadvisory agreements, and related agreements;
6.   Coordinating and overseeing the preparation and filing with the U.S. Securities and Exchange Commission (“SEC”) of registration statements, notices, shareholder reports, proxy statements and other material for the Portfolios required to be filed under applicable law;

7.   Developing and implementing compliance programs for the Portfolios, developing and implementing procedures for monitoring compliance with the Portfolios’ investment objectives, policies and guidelines and with applicable regulatory requirements; and preparing reports to the Board concerning compliance matters;
8.   Providing day-to-day legal and regulatory support for the Portfolios in connection with the administration of the affairs of the Trust, including but not limited to providing advice on legal, compliance, regulatory and operational issues, advice relating to litigation involving the Portfolios and/or its trustees or officers, and procuring legal services for the Portfolios and supervising the work of outside legal counsel;
9.   Assisting the Portfolios in the handling of regulatory examinations and working with the Portfolios’ legal counsel in response to non-routine regulatory matters;
10.   Making reports to the Board of the Adviser’s performance of its obligations hereunder and furnishing advice and recommendations with respect to such other aspects of the business and affairs of the Portfolio as the Adviser shall determine to be desirable;
11.   Preparing Board materials and Board reports generally and provide such other information or assistance to the Board as may be necessary from time to time;
12.   Maintaining and preserving or overseeing the maintenance and preservation of, as applicable, the records specified in the Portfolio agreements not maintained by other Portfolio service providers and any other records related to the Portfolios’ transactions as are required under any applicable state or federal securities laws;
13.   Preparing such information and reports as may be required by any banks from which a Portfolio borrows funds;
14.   Performing due diligence on third-party service providers and negotiating service agreements with those third-parties; and
15.   Providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Trust and Portfolios.
4.
Sub-Advisers and Sub-Contractors

The Adviser, upon approval of the Board of Trustees, may engage one or more investment advisers that are registered as such under the 1940 Act to act as sub-adviser and provide certain services set forth in Section 2 hereof with respect to existing and future Portfolios of the Trust, all as shall be subject to approval in accordance with the requirements of the 1940 Act and as such requirements may be modified by rule, regulation or order of the SEC. Each sub-adviser shall perform its duties subject to the direction and control of the Adviser. Subject to the discretion and control of the Trust’s Board of Trustees, the Adviser will monitor, supervise and oversee each sub-adviser’s management of the Portfolios’ investment operations in accordance with the investment objectives and related investment policies of each Portfolio, as set forth in the Trust’s registration statement with the SEC, and review and report to the Board of Trustees periodically on the performance of each sub-adviser and recommend action as appropriate. In addition, the Adviser may engage other parties to assist it with any of the administrative and management services set forth in Section 3 above.
5.
Brokerage Transactions

In connection with the purchases or sales of portfolio securities or other financial instruments for the account of a Portfolio, neither the Adviser, nor any of its partners, directors, officers or employees nor any sub-adviser engaged by the Adviser pursuant to Section 4 hereof will act as principal or agent or receive any commission. The Adviser, a sub-adviser engaged by the Adviser, or the agent of the Adviser or a sub-adviser, shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for a Portfolio’s account with brokers or dealers selected by the Adviser or a sub-adviser, as applicable. In the selection of such brokers or dealers and the placing of such orders, the Adviser or a sub-adviser, as applicable, will use its best efforts to obtain the most favorable execution and net security price available for a Portfolio. It is understood that it is desirable for a Portfolio that the Adviser or sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. It is also understood that the services provided by such brokers may be useful to the Adviser or sub-adviser in connection with Adviser’s or sub-adviser’s services to other clients. Subject to and in accordance with any directions that the Trust’s Board of Trustees may issue from time to time the Adviser or a sub-adviser, as applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s or the subadviser’s overall responsibilities with respect to a Portfolio and other advisory clients. The Adviser’s services to a Portfolio pursuant to this Investment Management Agreement are not deemed to be exclusive and it is understood that the Adviser may render investment advice, management and other services to others.
6.
Allocation of Charges and Expenses

The Adviser will pay all costs incurred by the Adviser in connection with the performance of its duties under Section 2 of this Investment Management Agreement. The Adviser will not be required to bear any expenses of any Portfolio other than those specifically allocated to the Adviser in this Section 6. In particular, but without limiting the generality of the foregoing, the Adviser will not be required to pay expenses related to: (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to the Trust’s operations; (iv) the fees and expenses of its non-interested trustees; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses related to the issue, sale, and redemption of Portfolio shares and/or Creation Units; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Trust for public sale; (ix) fees and expenses of registering and maintaining the registration of a Portfolio and maintaining a Portfolio’s exchange listing; (x) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Trust; (xi) all other expenses incidental to holding meetings of the Trust’s shareholders; (xii) governmental fees; and (xiii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Trust and any obligation which the Trust may have to indemnify its officers and Trustees with respect thereto. Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, trustees or employees of the Trust shall not receive any compensation from the Trust for their services, with the exception of the chief compliance officer of the Trust, who may be compensated by the Trust for services provided to the Trust.
7.
Compensation of the Adviser

For all services to be rendered, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time.
The Adviser, or an affiliate of the Adviser, may agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.
If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio’s daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period. The “daily net asset value” of a Portfolio shall be determined on the basis set forth in the Portfolio’s prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.
8.
Liability of the Adviser

(a)   The Adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Trust, as long as the Adviser shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
(b)   The rights of exculpation and indemnification are not to be construed so as to provide for exculpation or indemnification provided under 8(a) of any person for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation or indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.
9.
Duration of Agreement

(a)   This Agreement shall be effective with respect to a Portfolio as of the date indicated on Schedule A, and shall continue through the period ending two years from such date. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, and (2) in either event, by the vote of a majority of the members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.
(b)   This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Trustees of the Trust or by a vote of a majority of the Portfolio’s outstanding voting securities, on sixty days’ prior written notice to the Adviser; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by the Adviser on sixty days’ prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.
(c)   As used in this Agreement, the terms “assignment”, “interested person” and “vote of a majority of the Trust’s outstanding voting securities” shall have the meanings set forth for such terms in the 1940 Act, as amended.
(d)   Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party’s current address.
10.
Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
11.
Additional Series

The amendment of Schedule A to this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.
12.
Invalid Provisions

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.
Governing Law

To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of New York, which apply to contracts made and to be performed in the State of New York. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.
14.
Amendments

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the 1940 Act and rules and regulations under the 1940 Act and any applicable Securities and Exchange Commission exemptive order from such rules and regulations. Any such instrument signed by a Portfolio must be (a) approved by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Portfolio. The amendment of Schedule A and/or Schedule B to this Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement.
15.
Entire Agreement

This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date written below.
Hartford Funds Management Company, LLC
By:
Title:
Date:
Hartford Funds Exchange-Traded Trust on behalf of each of its series listed on Schedule A
By:
Title:
Date:

Schedule A
List of Portfolios
HARTFORD FUNDS EXCHANGE-TRADED TRUST ON BEHALF OF:
[Hartford Alpha Capture International Equity ETF; Hartford Alpha Capture International Value ETF; Hartford High Yield ETF]

Schedule B
Fees
As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable Portfolio:
[           ]

Hartford Funds Exchange-Traded Trust — Hartford Hybrid and Credit Opportunities ETF
FORM OF INVESTMENT MANAGEMENT AGREEMENT
This Agreement is made by and between Hartford Funds Management Company, LLC, a Delaware limited liability company (the “Adviser”), and Hartford Funds Exchange-Traded Trust, a Delaware statutory trust (the “Trust”), on its own behalf and on behalf of each of its series listed on Schedule A hereto, as it may be amended from time to time (each, a “Portfolio” and, collectively, the “Portfolios”).
WHEREAS, the Adviser has agreed to furnish investment advisory services to the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and each Portfolio; and
WHEREAS, the Trust and the Adviser wish to enter into this Agreement setting forth the investment advisory services to be performed by the Adviser for the Trust and each Portfolio, and the terms and conditions under which such services will be performed; and
WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.
NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows;
1.
General Provision

The Trust hereby employs the Adviser and the Adviser hereby undertakes to act as the investment manager of the Trust and to each Portfolio and to perform for the Trust such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. The Adviser shall, in all matters, give to the Trust and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Trust to conform to (i) the provisions of the 1940 Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (iv) the policies and determinations of the Board of Trustees of the Trust; (v) the fundamental policies and investment restrictions of the Trust and Portfolios as reflected in the Trust’s registration statement under the 1940 Act or as such policies may, from time to time, be amended by the Trust’s shareholders, (vi) the Prospectus and Statement of Additional Information of the Trust in effect from time to time; and (vii) any exemptive relief granted by the U.S. Securities and Exchange Commission (“SEC”). The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust with respect to any matters dealing with the business and affairs of the Trust including the valuation of any of each Portfolios’ securities.
2.
Investment Management Services

(a)   Subject to the direction and control by the Trust’s Board of Trustees, the Adviser shall, or shall cause an affiliate to: (i) regularly provide investment advice and recommendations to each Portfolio with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of each Portfolio and the composition and performance of its portfolio securities and determine what securities shall be purchased or sold by each Portfolio; and (iii) arrange, subject to the provisions of Section 4 hereof, for the purchase of securities and other investments for each Portfolio and the sale of securities and other investments held in each Portfolio.
(b)   The Adviser shall provide, or shall cause an affiliate to provide, such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as the Adviser shall deem appropriate or as shall be requested by the Trust’s Board of Trustees.
3.
Administrative Services

In addition to the performance of investment advisory services, the Adviser shall perform, or shall cause an affiliate to perform, the following services in connection with the management of the Trust:

(a)   assist in the supervision of all aspects of the Trust’s operation, including the coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Trust;
(b)   provide the Trust with the services of persons, who may be the Adviser’s officers or employees, competent to serve as officers of the Trust and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Trust, including the preparation and maintenance of required reports, books and records of the Trust;
(c)   provide the Trust with adequate office space and related services necessary for its operations as contemplated in this Agreement; and
(d)   provide such other services as the parties hereto may agree upon from time to time.
4.
Sub-Advisers and Sub-Contractors

The Adviser, upon approval of the Board of Trustees, may engage one or more investment advisers that are registered as such under the Investment Advisers Act of 1940, as amended, to act as sub-adviser with respect to existing and future Portfolios of the Trust. Such sub-adviser or sub-advisers shall assume such responsibilities and obligations of the Adviser pursuant to this Investment Management Agreement as shall be delegated to the sub-adviser or sub-advisers, and the Adviser will supervise and oversee the activities of any such sub-adviser or sub-advisers. In addition, the Adviser may subcontract for any of the administrative services set forth in Section 3 above.
5.
Brokerage Transactions

When placing orders for the purchase or sale of a Portfolio’s securities, the Adviser or any sub-adviser appointed by the Adviser shall use its best efforts to obtain the best net security price available for a Portfolio. Subject to and in accordance with any directions that the Board of Trustees may issue from time to time the Adviser or the sub-adviser, if applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser or the sub-adviser, if applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s or the sub-adviser’s overall responsibilities with respect to a Portfolio and other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser or the sub-adviser will promptly communicate to the Board of Trustees such information relating to portfolio transactions as the Board may reasonably request.
6.
Expenses

Expenses to be paid by the Trust, include, but are not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to the Trust’s operations; (iv) the fees and expenses of its non-interested trustees; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses related to the issue, sale, and redemption of Portfolio shares and/or Creation Units; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Trust for public sale; (ix) fees and expenses of registering and maintaining the registration of a Portfolio and maintaining a Portfolio’s exchange listing; (x) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Trust; (xi) all other expenses incidental to holding meetings of the Trust’s shareholders; (xii) governmental fees; and (xiii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Trust and any obligation which the Trust may have to indemnify its officers and Trustees with respect thereto. Any officer or employee of the Adviser or of any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, trustees or employees of the Trust shall not receive any compensation from the Trust for their services, with the exception of the chief compliance officer of the Trust, who may be compensated by the Trust for services provided to the Trust.

7.
Compensation of the Adviser

As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, as set forth in Schedule B to this Agreement, as it may be amended from time to time.
The Adviser, or an affiliate of the Adviser, may agree to subsidize any of the Portfolios to any level that the Adviser, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time except to the extent the Adviser explicitly agrees to maintain such undertaking for a specified period.
If it is necessary to calculate the fee for a period of time that is less than a month, then the fee shall be (i) calculated at the annual rates provided in Schedule B but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio’s daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period.
8.
Liability of the Adviser

(a)   The Adviser shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Trust, as long as the Adviser shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
(b)   The rights of exculpation and indemnification are not to be construed so as to provide for exculpation or indemnification provided under 8(a) of any person for any liability (including liability under U.S. federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that exculpation or indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this section to the maximum extent permitted by applicable law.
9.
Duration of Agreement

(a)   This Agreement shall be effective with respect to a Portfolio as of the date indicated on Schedule A, and shall continue through the period ending two years from such date. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio, and (2) in either event, by the vote of a majority of the members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.
(b)   This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Trustees of the Trust or by a vote of a majority of the Portfolio’s outstanding voting securities, on sixty days’ prior written notice to the Adviser; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by the Adviser on sixty days’ prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.
(c)   As used in this Agreement, the terms “assignment”, “interested person” and “vote of majority of the Trust’s outstanding voting securities” shall have the meanings set forth for such terms in the 1940 Act, as amended.
(d)   Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party’s current address.

10.
Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.
11.
Additional Series

The amendment of Schedule A to this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment of this Agreement or an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.
12.
Invalid Provisions

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
13.
Governing Law

To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut, which apply to contracts made and to be performed in the State of Connecticut.
14.
Amendments

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement will be effective until approved in a manner consistent with the 1940 Act and rules and regulations under the 1940 Act and any applicable Securities and Exchange Commission exemptive order from such rules and regulations. Any such instrument signed by a Portfolio must be (a) approved by the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Portfolio. The amendment of Schedule A and/or Schedule B to this Agreement for the sole purpose of (i) adding or deleting one or more Portfolios or (ii) making other non-material changes to the information included in the Schedule shall not be deemed an amendment of this Agreement.
15.
Entire Agreement

This Agreement, including the schedules hereto, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes any prior agreement between the parties on this subject matter.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date written below.
Hartford Fund Management Company, LLC
By:
Title:
Date:
Hartford Funds Exchange-Traded Trust on behalf of each of its series listed on Schedule A
By:
Title:
Date:

Schedule A
List of Portfolios
[Hartford Hybrid and Credit Opportunities ETF]

Schedule B
Fees
As compensation for the services rendered by the Adviser, each Portfolio shall pay to the Adviser as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly based upon the following annual rates calculated based on the average daily net asset value of the applicable Portfolio:
[            ]

Lattice Strategies Trust
FORM OF INVESTMENT ADVISORY AGREEMENT
This Investment Advisory Agreement (this “Agreement”) is made and entered into on [ ], by and between Lattice Strategies Trust, a Delaware statutory trust organized on April 15, 2014 (“Trust”), on behalf of its series listed on Schedule A attached hereto (each a “Fund” and collectively, the Funds”) and Lattice Strategies LLC, a Delaware limited liability company (“Advisor”).
WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”);
WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;
WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and engages in the business of asset management;
WHEREAS, the Trust desires to retain the Advisor to render certain investment management services to the Funds and the Advisor is willing to render such services; and
WHEREAS, capitalized terms not otherwise defined in this Agreement have the meanings assigned to them in a Fund’s most recent prospectus (“Prospectus”).
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
1.
Obligations of Investment Advisor.

(a)   Services.   The Advisor shall provide a continuous program of investment management for the Funds, subject to the general supervision of the Trust’s Board of Trustees (“Board”) and the provisions of this Agreement. Specifically, and without limiting the generality of the foregoing, the Advisor agrees to perform the following services (“Services”) for each Fund, either directly or through any sub-adviser appointed in accordance with the provisions of subsection (c) below:
(1)   formulate and implement a continuous investment program for the Fund consistent with the investment objectives and related investment policies for the Fund as described in the Trust’s registration statement, as amended, and in accordance with any applicable exemptive orders or staff no-action letters issued by the Securities and Exchange Commission (“SEC”);
(2)   manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement;
(3)   continuously review, supervise, and administer the investment program of the Fund including regularly providing investment research and advice and monitoring the Fund’s performance and examining and recommending ways to improve the performance of the Fund;
(4)   determine, in its discretion, the securities to be purchased, retained, sold or lent and what portion of the assets will be invested or held uninvested as cash (and implement those decisions) with respect to the Fund;
(5)   with the assistance of the Fund’s distributor, determine the number of shares of the Fund that will be created or redeemed each Business Day based on the purchase orders submitted by Authorized Participants;
(6)   provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, information about the Fund sufficient for a pricing service or other entity to calculate the Intra-Day Indicative Value of the shares of the Fund every fifteen seconds each Business Day;
(7)   provide the Trust and the Fund with records concerning the Advisor’s activities under this Agreement which the Trust and the Fund are required to maintain;

(8)   render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities;
(9)   monitor sub-advisers (i) for compliance with the Fund’s investment strategies and policies, (ii) for any changes that may impact the Fund or the sub-advisers’ operations or overall business continuity, (iii) for their adherence to legal and compliance procedures, (iv) for any litigation enforcement or regulatory matters relating to the sub-advisers, and (vi) with respect to the sub-advisers’ brokerage practices and trading quality;
(10)   conduct periodic on-site due diligence meetings as well as other meetings with sub-advisers;
(11)   research, select, and make recommendations to replace sub-advisers or portfolio managers, and assist in managing the transition process when sub-advisers or portfolio managers are appointed, terminated, or replaced;
(12)   issue orders and directions to any bank at which any Fund maintains a general account with respect to the disposition and application of the assets from time to time held by such bank;
(13)   provide, or shall cause an affiliate to provide, such economic and statistical data relating to the Fund and such information concerning important economic, political and other developments as the Advisor shall deem appropriate or as shall be requested by the Board; and
(14)   assist in the supervision of all aspects of the Trust’s operation, including the supervision and coordination of all matters relating to the functions of the custodian, administrator, transfer agent, or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Trust, including serving as the liaison between such service providers and the Board including:
(a)   drafting and negotiating all aspects of agreements and amendments with the custodian, administrator, transfer agent or other shareholder servicing agents (if any) for the Trust;
(b)   preparation and production of meeting materials for the Trust’s Board, as well as such other materials as the Board may from time to time reasonably request, including in connection with the Board’s annual review of the Fund’s investment management agreement, the sub-advisory agreements, and related agreements;
(c)   preparing Board materials and Board reports generally and provide such other information or assistance to the Board as may be necessary from time to time;
(d)   providing day-to-day legal, compliance and regulatory support for the Fund in connection with the administration of the affairs of the Trust, including but not limited to providing advice on legal, compliance, regulatory and operational issues, advice relating to litigation involving the Fund and/or its trustees or officers, and procuring legal services for the Fund and supervising the work of outside legal counsel;
(e)   assisting the Fund in the handling of regulatory examinations and working with the Fund’s legal counsel in response to non-routine regulatory matters;
(f)   preparing such information and reports as may be required by any banks from which the Fund borrows funds;
(g)   performing due diligence on third-party service providers and negotiating service agreements with those third-parties; and
(h) providing such other services as the parties hereto may agree upon from time to time for the efficient operation of the Trust and the Fund.
(b)   Control of the Trust.   The Advisor shall discharge the responsibilities described in subsection (a) above subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Trust’s Declaration of Trust and by-laws, each as may be amended from time to time; (iii) each Fund’s objectives, policies, and limitations as set forth in its most recent Prospectus and statement of additional information (“SAI”), as the same may be amended from time to time; and (iv) with all applicable laws and regulations.
(c)   Sub-Advisor and Agents.   All Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any managers, officers or employees of the Advisor or through such other parties (including, without limitation, a sub-adviser) as the Advisor may determine from time to time. In addition, the Advisor may engage other parties to assist it with any of the administrative services set forth in this Agreement. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other applicable law or regulation, approval of the shareholders of the Funds. Each sub-adviser shall perform its duties subject to the direction and control of the Advisor.
(d)   Expenses and Personnel.   The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Advisor shall authorize and permit any of its officers, managers and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.
(e)   Books and Records.   The Advisor hereby undertakes and agrees to maintain all records not maintained by a service provider or sub-adviser pursuant to their agreements with the Trust or the Advisor, in the form and for the period required by Rule 31a-2 under the 1940 Act. All books and records prepared and maintained by the Advisor for the Trust and each Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Advisor shall surrender to the Trust and the Fund such of the books and records so requested. The Advisor further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.
(f)   Additional Services Provided at the Expense of the Trust.   The Advisor agrees, at the expense of the Trust or the Advisor, as determined under Section 3(b) hereof, (i) to prepare all required tax returns of the Trust and each Fund, (ii) to prepare and submit reports to existing shareholders, (iii) to coordinate and oversee the preparation and filing of registration statements, notices, shareholder reports, proxy statements and other applicable Fund filings with the SEC and (iv) to prepare filings with other applicable regulatory authorities. In each case, the Advisor may cause a sub-adviser to perform such duties.
2.
Fund Transactions.

(a)   General.   The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund. With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), the Advisor may pay to a broker which provides brokerage and research services (as such services are defined in Section 28(e)) to the Fund an amount of disclosed commission or eligible mark-ups or mark-downs (collectively “commissions”) in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trust’s trustees may adopt from time to time. Such services of brokers are used by the Advisor in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts.
(b)   Mixed-Use Services.   On occasion, a broker-dealer might furnish the Advisor with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Advisor will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from a Fund or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Advisor from its own funds.
(c)   Exclusivity.   Where the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment adviser), the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor, as applicable, in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.
(d)   Affiliated Broker-Dealers.   Broker or dealers selected by the Advisor for the purchase and sale of securities or other investment instruments for a Fund may include a sub-adviser, or brokers or dealers affiliated with a sub-adviser, provided such orders comply with Rules 17e-1 and 10f-3 under the 1940 Act and the Trust’s Rule 17e-1 and Rule 10f-3 Procedures, respectively, in all respects, or any other applicable exemptive rules or orders applicable to the Advisor.
(e)   Reporting.   The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.
(f)   Delegation.   The Advisor may delegate or share responsibility for Fund transactions and the terms of this Section 2 with a sub-adviser, pursuant to the terms of Section 1(c).
(g)   Proxies.   Unless the Trust gives written instructions to the contrary, the Advisor shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of any Fund may be invested. The Advisor shall use its best good faith judgment to vote or not vote such proxies in a manner which best serves the interests of the Funds’ shareholders.
3.
Compensation of the Advisor; Expense Allocation.

(a)   For the services rendered, the facilities furnished and expenses assumed by the Advisor, each Fund shall pay to the Advisor at the end of each calendar month a fee for the Fund calculated as a percentage of the average daily net assets of the Fund at the annual rates set forth in Schedule A of this Agreement. The Advisor’s fee is accrued daily at 1/365th of the applicable annual rate set forth in Schedule A. Schedule A shall be amended from time to time to reflect any change in the advisory fees payable with respect to any Fund duly approved in accordance with Section 8 hereof. For the purpose of the fee accrual, the daily net assets of each Fund are determined in the manner and at the times set forth in the Fund’s current Prospectus and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination. The Advisor may waive all or a portion of its fees provided for hereunder and such waiver will be treated as a reduction in the purchase price of its services. The Advisor shall be contractually bound under this Agreement by the terms of any publicly-announced waiver of its fee, or any limitation of a Fund’s expenses, as if such waiver or limitation were fully set forth in this Agreement. The waiver of any of the Advisor’s fee shall not obligate the Advisor to waive any of its fee on a subsequent occasion. The Advisor may delegate to a third party or affiliate the right to receive payment of all or part of such Advisor’s fee.
(b)   The Advisor agrees to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii). extraordinary expenses; (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (v) the advisory fee payable to the Advisor hereunder. The payment or assumption by the Advisor of any expense of the Trust that the

Advisor is not required by this Agreement to pay or assume shall not obligate the Advisor to pay or assume the same or any similar expense of the Trust on any subsequent occasion.
(c)   The Advisor agrees to waive the fee payable in respect of a Fund pursuant to Subsection 3(a) hereof as set forth in Schedule A if such Fund invests all (or substantially all) of its assets in a single, registered open-end management investment company as part of a “master-feeder” structure in accordance with Section 12(d)(1)(E) under the 1940 Act.
4.
Status of Investment Advisor.

The services of the Advisor to the Trust and each Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust and the Funds are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed an agent of the Trust or the Funds. Nothing in this Agreement shall limit or restrict the right of any manager, officer or employee of the Advisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.
5.
Permissible Interests.

Trustees, agents, and shareholders of the Funds are or may be interested in the Advisor (or any successor thereof) as managers, officers, members or otherwise; and managers, officers, agents, and members of the Advisor are or may be interested in the Trust as trustees, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a shareholder or otherwise.
6.
Limits of Liability; Indemnification.

The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. The Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Advisor for inclusion therein. The Trust agrees to indemnify the Advisor to the full extent permitted by the Declaration of Trust.
7.
Duration of Agreement.

(a)   This Agreement shall be effective with respect to a Fund as of the date indicated on Schedule A, and shall continue through the period ending two years from such date. This Agreement, unless sooner terminated in accordance with this section, shall continue in effect from year to year thereafter provided that its continuance is approved at least annually (a) by either the trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, and (b) in either event, by the vote of a majority of the trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such proposal.
(b)   This Agreement (1) may be terminated with respect to a Fund at any time without the payment of any penalty either by a vote of a majority of the members of the Board or by a vote of a majority of such Fund’s outstanding voting securities, on sixty (60) days’ prior written notice to the Advisor; (2) shall immediately terminate with respect to the Funds in the event of its assignment (within the meaning of the 1940 Act and the rules promulgated thereunder); and (3) may be terminated with respect to a Fund by the Advisor, at any time and without the payment of any penalty, upon sixty (60) days’ written notice to such Fund; and
(c)   the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8.
Amendments.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by (a) to the extent required by applicable law, the vote of the holders of a majority of the Fund’s outstanding voting securities and (b) a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. The amendment of Schedule A to this Agreement for the sole purpose of adding one or more Funds shall not be deemed an amendment of this Agreement and shall not require the approval of shareholders of Funds already in existence at the time such addition is made.
9.
Representations and Warranties.

(a)   Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Trust as follows:
(i)   the Advisor is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;
(ii)   the Advisor is registered as an investment adviser with the SEC under the Advisers Act, shall maintain such registration in effect at all times during the term of this Agreement, and shall notify the Trust immediately if the Advisor ceases to be so registered;
(iii)   the Advisor has adopted a written code of ethics complying with the requirements of Rule 17j -1 under the 1940 Act and Rule 204A-1 under the Advisers Act, and, if it has not already done so, will provide the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the chief compliance officer of the Advisor shall certify to the Trust that the Advisor has complied with the requirements of Rule 17j -1 and Rule 204A-1 (each as amended from time to time) during the previous quarter and that there have been no material violations of the Advisor’s code of ethics or, if any material violation(s) of the Advisor’s code of ethics has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Trust, the Advisor shall permit representatives of the Trust to examine the reports (or summaries of the reports) required to be made to the Advisor by Rule 17j -1(c)(1) and other records evidencing enforcement of the code of ethics;
(iv)   the Advisor, pursuant to Rule 206(4)-7 under the Advisers Act, has adopted written policies and procedures designed to prevent violations of the Advisers Act and the rules thereunder, including policies and procedures designed to minimize potential conflicts of interest among the Funds and any other accounts advised or managed by it or its affiliates, such as cross trading policies, as well as those designed to ensure the equitable allocation of portfolio transactions and brokerage commissions; and
(v)   the Advisor has adopted policies and procedures as required under Section 204A of the Advisers Act, which are reasonably designed in light of the nature of its business to prevent the misuse, in violation of the Advisers Act or the Exchange Act or the rules thereunder, of material non-public information by the Advisor or certain associated persons, and has adopted policies and procedures to monitor and restrict securities trading by certain employees of the Advisor.
(b)   Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) shares of the Fund are (or will be) registered for offer and sale to the public under the 1933 Act; and (iii) such registrations will be kept in effect during the term of this Agreement.
10.
Liability of Trust and Funds.

It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. This Agreement shall not be deemed to have been made by any of them individually or to impose any liability on them personally. With respect to any obligation of the Trust or a Fund arising under this Agreement, the Advisor shall look for payment or satisfaction of such obligation solely to the assets and property of the Fund to which such obligation relates, and under no circumstances shall the Advisor have the right to set off claims relating to such Fund by applying property of any other series of the Trust. The business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Funds.
11.
Use of Names.

The Trust acknowledges that all rights to the names “Lattice Strategies” and “Lattice Strategies Trust” and any derivatives thereof (“Names”), as well as any logos that are now or shall hereafter be associated with Names (“Logos”), belong to the Advisor or a sub-adviser (if applicable), and that the Trust is being granted a limited license to use such Names and Logos in its name, the name of its series and the name of its classes of shares. In the event that this Agreement is terminated and the Advisor no longer acts as investment adviser to the Trust, the Advisor reserves the right to withdraw from the Trust and the Funds the uses of Names and Logos or any name or logo that would imply a continuing relationship between the Trust or the Funds and the Advisor or any of its affiliates.
12.
Assignment.

The Advisor may not assign this Agreement and this Agreement shall automatically terminate in the event of an “assignment,” as such term is defined in Section 2(a)(4) of the 1940 Act. The Advisor shall notify the Trust’s administrator and Board in writing sufficiently in advance of any proposed change of “control,” as defined in Section 2(a)(9) of the 1940 Act, so as to enable the Trust to: (a) consider whether an assignment will occur, (b) consider whether to enter into a new Advisory Agreement with the Advisor, and (c) prepare, file, and deliver any disclosure document, proxy solicitation or other material related to a proposed “change of control”, to a Fund’s shareholders as may be required by applicable law.
13.
Severability.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.
14.
Notice.

Notices of any kind to be given to the Trust pursuant to this Agreement by the Advisor shall be in writing and shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or such other address as specified in a notice duly given to the other parties. Notices shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested.
For: LATTICE STRATEGIES LLC
690 Lee Road
Wayne, PA 19087
Attn: General Counsel
For: LATTICE STRATEGIES TRUST
c/o LATTICE STRATEGIES LLC
690 Lee Road
Wayne, PA 19087
Attn: General Counsel
15.
Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this

Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (subject to Sections 7(b) and 13 hereof). Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations. Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time.
16.
Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws or choice of law principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.
17.
No Third Party Beneficiaries

This Agreement is not intended and shall not convey any rights, privileges, claims or remedies to persons not party to this Agreement and their respective successors and permitted assigns.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

SCHEDULE A
[            ]

Appendix O: Additional Information About HFMC, Lattice and the New Agreements
The information set forth below regarding HFMC, Lattice and the New Agreements should be read in conjunction with Proposal 2.
The Investment Managers
HFMC is the investment manager to each series of HMF, HMF II, HLS and HFETT. Lattice is the investment manager to each series of LST. As investment managers, HFMC and Lattice are responsible for the management of each of the applicable Funds. Each investment manager supervises the activities of the respective Funds’ investment sub-adviser (as applicable). In addition, HFMC and Lattice currently provide administrative services to each of the applicable Funds. Lattice is wholly-owned by HFMC. HFMC is wholly-owned by HFMG, a holding company. HFMG is wholly-owned by Hartford Holdings, Inc., which is wholly-owned by The Hartford, a Connecticut-based financial services company. As of March 31, 2026, Hartford Funds (HFMC and its wholly owned subsidiary, Lattice Strategies LLC) had approximately $151 billion in assets under management, including discretionary and non-discretionary assets, excluding affiliated funds of funds. The Hartford is principally located at One Hartford Plaza, Hartford, Connecticut 06155. HFMC is principally located at 690 Lee Road, Wayne, Pennsylvania 19087.
Gregory A. Frost serves as Chairman of the Board, President, Manager, and Senior Managing Director of HFMC and Chairman of the Board, Manager, and President of Lattice. Vernon J. Meyer serves as Managing Director and Chief Investment Officer of HFMC and as Managing Director and Chief Investment Officer of Lattice. Joseph G. Melcher serves as Executive Vice President and Chief Compliance Officer of HFMC and as Executive Vice President and Chief Compliance Officer of Lattice. Walter F. Garger serves as Secretary, Managing Director and General Counsel of HFMC and Secretary and General Counsel of Lattice. Ernie Overholt serves as Vice President of HFMC and Lattice. Ankit Puri serves as Assistant Treasurer and Vice President of HFMC. Thomas R. Phillips serves as Vice President of HFMC. All trustees and officers of the Trust also hold corresponding positions with The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc. and Lattice Strategies Trust.
Management of the Investment Manager — HFMC
The principal executive officers and directors of HFMC and their principal occupations are set forth below. The business address of each such person is 690 Lee Road, Wayne, Pennsylvania 19087.
Name	Position Held with HFMC	Position Held with the Companies/HFETT	Principal Occupation
Gregory A. Frost	Chairman of the Board, President, Manager, and Senior Managing Director	President and Chief Executive Officer of the Companies and HFETT; Director of the Companies; Trustee of HFETT	Chairman, Director, President, and Senior Managing Director for HFMG and HASCO; Chairman of the Board, Manager, and President of Lattice; Chairman of the Board, Manager, and Senior Managing Director of HFD
Walter F. Garger	Secretary, Managing Director and General Counsel	Vice President and Chief Legal Officer	Secretary, Managing Director and General Counsel of HFD, HASCO and HFMG; Secretary and General Counsel of Lattice
Joseph G. Melcher	Executive Vice President and Chief Compliance Officer	Vice President, Chief Compliance Officer and AML Compliance Officer	Executive Vice President of HFD, HASCO and HFMG; Chief Compliance Officer of HFMG; Executive Vice President and Chief Compliance Officer of Lattice; AML Officer of HFD

Name	Position Held with HFMC	Position Held with the Companies/HFETT	Principal Occupation
Vernon J. Meyer	Managing Director and Chief Investment Officer	Vice President and Chief Investment Officer	Managing Director and Chief Investment Officer of HFMG; Managing Director and Chief Investment Officer of Lattice
Ernie Overholt	Vice President	Vice President and Chief Operations Officer	Vice President of Lattice and HASCO; Executive Vice President and Chief Operating Officer of HFMG
Ankit Puri	Assistant Treasurer and Vice President	Treasurer for the Companies and HFETT; Vice President and Chief Financial Officer of HFETT	Vice President of HFMC
Thomas R. Phillips	Vice President	Vice President and Secretary	Deputy General Counsel, Senior Vice President, and Assistant Secretary for HFMG
Management of the Investment Manager — Lattice
The principal executive officers and directors of Lattice and their principal occupations are set forth below. The business address of each such person is 690 Lee Road, Wayne, Pennsylvania 19087.
Name	Position Held with Lattice	Position Held with LST	Principal Occupation
Gregory A. Frost	Chairman of the Board, Manager, and President of Lattice	Trustee, President and Chief Executive Officer	Chairman, Director, President, and Senior Managing Director for HFMG and HASCO; Chairman of the Board, Manager, and Senior Managing Director of HFD; Chairman of the Board, President, Manager, and Senior Managing Director of HFMC
Walter F. Garger	Secretary and General Counsel	Vice President and Chief Legal Officer	Secretary, Managing Director and General Counsel of HFD, HASCO HFMG, and HFMC
Joseph G. Melcher	Executive Vice President and Chief Compliance Officer	Vice President, Chief Compliance Officer and AML Compliance Officer	Executive Vice President of HFD, HASCO and HFMG; Chief Compliance Officer of HFMG; Executive Vice President and Chief Compliance Officer of HFMC; AML Officer of HFD
Vernon J. Meyer	Managing Director and Chief Investment Officer	Vice President and Chief Investment Officer	Managing Director and Chief Investment Officer of HFMG; Managing Director and Chief Investment Officer of HFMC
Ernie Overholt	Vice President	Vice President and Chief Operations Officer	Vice President of HFMC and HASCO; Executive Vice President and Chief Operating Officer of HFMG

Prior Approvals of Current Agreements
The Hartford Mutual Funds, Inc.
The Current Agreement between HMF and HFMC dated January 1, 2013, has not been submitted to a vote of public security holders.
The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.
The Current Agreement between HMF and HMF II and HFMC, was first approved by the Boards at a meeting on November 4 – 5, 2015, to enhance and clarify the description of services provided by HFMC under the Current Agreement. The Boards did not view the differences between the prior agreements and the Current Agreements as material, but asked the shareholders to approve the Current Agreements. Shareholders approved the Current Agreement between HFMC and HMF and HMF II at shareholder meetings on March 14, 2016, and April 19, 2016, for certain funds.
The Hartford Mutual Funds, Inc. — Global Impact Fund
The Current Agreement between HMF, on behalf of Hartford Global Impact Fund, and HFMC was approved by the Board of HMF and became effective on February 28, 2017, in connection with the commencement of the Fund’s operations. The Current Agreement has not been submitted to a vote of public security holders.
Hartford Series Fund, Inc.
The Current Agreement between HSF and HFMC, dated March 14, 2016, was last submitted to a vote of security holders at a shareholder meeting held on March 14, 2016. The purpose of those submissions was to obtain shareholder approval of the HLS Agreement to enhance and clarify the description of the investment advisory, management, and administrative services provided by HFMC. The Current Agreement has not been submitted to a vote of public security holders since the March 14, 2016 meeting.
Hartford Funds Exchange-Traded Trust — Unitary Fee ETFs
The Current Agreement between HFETT and HFMC, dated March 8, 2017, has not been submitted to a vote of public security holders.
Hartford Funds Exchange-Traded Trust — Non-Unitary Fee ETFs
The Current Agreement between HFETT, on behalf of the non-unitary fee ETFs, and HFMC, dated September 12, 2025, has not been submitted to a vote of public security holders.
Hartford Funds Exchange-Traded Trust — Hartford Alpha Capture International Equity ETF; Hartford Alpha Capture International Value ETF; Hartford High Yield ETF
The Current Agreement with HFETT, on behalf of Hartford Alpha Capture International Equity ETF, Hartford Alpha Capture International Value ETF, and Hartford High Yield ETF, and HFMC is dated August 4, 2026, in connection with the commencement of operations of each such Fund.
Hartford Funds Exchange-Traded Trust — Hartford Hybrid and Credit Opportunities ETF
The Current Agreement with HFETT, on behalf of Hartford Hybrid and Credit Opportunities ETF, and HFMC was approved by the Board of Trustees of the ETF Trust at a meeting held on August 4 – 5, 2026, in connection with the commencement of the Fund’s operations.
Lattice Strategies Trust
The Current Agreement between LST and Lattice, dated July 29, 2016, was last submitted to a vote of security holders at a special shareholder meeting held on July 25, 2016. The purpose of that submission was to obtain shareholder approval of the LST Agreement in connection with the acquisition of Lattice by

HFMC (the “Acquisition”). Pursuant to federal securities laws and the terms of the Funds’ prior investment advisory agreement with Lattice, the change of control of the adviser resulting from the Acquisition caused the automatic termination of the prior agreement. The LST Agreement has not been submitted to a vote of security holders since the July 25, 2016 special meeting.
Each Current Agreement was most recently approved by the Boards at a meeting on August 4 – 5, 2026, in connection with the annual renewal thereof. The proposed New Agreements, as described in Proposal 2 and elsewhere herein, were also approved by the Boards at the same meeting.
Management Fees under the Current Agreements
The following tables set forth the management fee schedule (as a percentage of the Fund’s average daily net assets) and contractual expense limitation arrangements in effect as of August 5, 2026, and the amount of management fees paid by each of the Funds to HFMC under the Current Agreements during the most recent fiscal year end. The New Agreements, if approved by shareholders of each Fund, will not result in any change to the management fee schedules set forth below.
The Hartford Mutual Funds, Inc. (as of the fiscal year ended October 31, 2025)
Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Balanced Income Fund	0.7000% of the first $250 million; 0.6300% of the next $250 million; 0.6000% of the next $500 million; 0.5700% of the next $1.5 billion; 0.5500% of the next $2.5 billion; 0.5300% of the next $5 billion; 0.4500% of the next $2 billion; and 0.3900% in excess of $12 billion	N/A	$63,863,409	$63,863,409
The Hartford Checks and Balances Fund	N/A	N/A	$0	$0
The Hartford Conservative Allocation Fund	N/A	1.13% (Class A) 1.89% (Class C) 0.84% (Class I) 1.44% (Class R3) 1.14% (Class R4) 0.84% (Class R5) 0.84% (Class Y) 0.73% (Class F)	$0	$0

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Dividend and Growth Fund	0.7500% of the first $500 million; 0.6500% of the next $500 million; 0.6000% of the next $1.5 billion; 0.5950% of the next $2.5 billion; 0.5900% of the next $5 billion; and 0.5850% in excess of $10 billion	N/A	$106,683,724	$106,683,724
Hartford Emerging Markets Equity Fund	0.9000% of the first $500 million; 0.8500% of the next $500 million; and 0.8000% in excess of $1 billion	1.45% (Class A) 2.20% (Class C) 1.16% (Class I) 1.70% (Class R3) 1.45% (Class R4) 1.15% (Class R5) 0.98% (Class R6) 1.10% (Class Y) 0.98% (Class F)	$3,664,208	$3,664,208
The Hartford Equity Income Fund	0.7500% of the first $250 million; 0.7000% of the next $250 million; 0.6500% of the next $500 million; 0.6000% of the next $1.5 billion; 0.5900% of the next $2.5 billion; and 0.5875% in excess of $5 billion	None	$30,582,799	$30,582,799
Hartford Global Impact Fund	0.6200% of the first $500 million; 0.6000% of the next $500 million; 0.5800% of the next $1.5 billion; 0.5750% of the next $2.5 billion; and 0.5700% in excess of $5 billion	1.19% (Class A) 1.94% (Class C) 0.89% (Class I) 1.41% (Class R3) 1.11% (Class R4) 0.81% (Class R5) 0.69% (Class R6) 0.79% (Class Y) 0.69% (Class F)	$1,728,177	$1,728,177

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford High Yield Fund	0.5000% of the first $1 billion; 0.4500% of the next $4 billion; 0.4400% of the next $5 billion; and 0.4350% in excess of $10 billion	0.95% (Class A) 1.75% (Class C) 0.69% (Class I) 1.27% (Class R3) 0.97% (Class R4) 0.67% (Class R5) 0.55% (Class R6) 0.66% (Class Y) 0.55% (Class F)	$2,225,765	$2,225,765
Hartford International Equity Fund	0.4600% of the first $1 billion; 0.4500% of the next $1 billion; 0.4400% of the next $3 billion; and 0.4300% in excess of $5 billion	None	$2,929,482	$2,929,482
The Hartford International Opportunities Fund	0.7500% of the first $500 million; 0.6500% of the next $500 million; 0.6400% of the next $1.5 billion; 0.6350% of the next $2.5 billion; 0.6300% of the next $5 billion; and 0.6250% in excess of $10 billion	None	$24,992,287	$24,992,287
Hartford Hybrid and Credit Opportunities Fund	0.6000% of the first $1 billion; 0.5500% of the next $4 billion; and 0.5300% in excess of $5 billion	1.00% (Class A) 1.75% (Class C) 0.75% (Class I) 1.32% (Class R3) 1.02% (Class R4) 0.72% (Class R5) 0.72% (Class Y) 0.65% (Class F)	$875,739	$875,739
The Hartford MidCap Value Fund	0.7500% of the first $500 million; 0.6500% of the next $500 million; 0.6000% of the next $1.5 billion; 0.5950% of the next $2.5 billion; 0.5900% of the next $5 billion; and 0.5850% in excess of $10 billion	None	$7,632,494	$7,632,494

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
Hartford Moderately Aggressive Allocation Fund	0.1000% of the first $500 million; 0.0950% of the next $500 million; 0.0900% of the next $1.5 billion; 0.0800% of the next $2.5 billion; 0.0700% of the next $2.5 billion; 0.0600% of the next $2.5 billion; and 0.0500% in excess of $10 billion	None	$545,999	$545,999
The Hartford Municipal Opportunities Fund	0.3500% of the first $500 million; 0.3000% of the next $500 million; 0.2900% of the next $1.5 billion; 0.2850% of the next $2.5 billion; and 0.2800% in excess of $5 billion	None	$5,945,257	$5,945,257
Hartford Real Asset Fund	0.7950% of the first $500 million; 0.7600% of the next $500 million; 0.7300% of the next $1.5 billion; 0.7000% of the next $2.5 billion; and 0.6600% in excess of $5 billion	1.25% (Class A) 2.00% (Class C) 1.00% (Class I) 1.50% (Class R3) 1.20% (Class R4) 0.95% (Class R5) 0.90% (Class R6) 0.90% (Class Y) 0.90% (Class F)	$610,321	$521,402
Hartford Small Cap Value Fund	0.7000% of the first $500 million; 0.6500% of the next $500 million; 0.6000% of the next $2 billion; 0.5900% of the next $2 billion; 0.5800% of the next $5 billion; and 0.5700% in excess of $10 billion	1.30% (Class A) 2.05% (Class C) 1.00% (Class I) 1.50% (Class R3) 1.20% (Class R4) 0.90% (Class R5) 0.80% (Class R6) 0.85% (Class Y) 0.80% (Class F)	$1,127,858	$1,127,858

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Strategic Income Fund	0.5500% of the first $500 million; 0.5000% of the next $500 million; 0.4750% of the next $1.5 billion; 0.4650% of the next $2.5 billion; 0.4550% of the next $5 billion; and 0.4450% in excess of $10 billion	None	$17,960,476	$17,960,476
The Hartford Total Return Bond Fund	0.3500% of the first $500 million; 0.3000% of the next $500 million; 0.2600% of the next $4 billion; and 0.2500% in excess of $5 billion	1.00% (Class A) 1.75% (Class C) 0.75% (Class I) 1.25% (Class R3) 1.00% (Class R4) 0.85% (Class R5) 0.75% (Class Y)	$12,041,350	$12,041,350
The Hartford Capital Appreciation Fund	0.8000% of the first $500 million; 0.7000% of the next $500 million; 0.6500% of the next $4 billion; 0.6475% of the next $5 billion; and 0.6450% in excess of $10 billion	None	$40,618,296	$40,618,296
Hartford Climate Opportunities Fund	0.6200% of the first $500 million; 0.6000% of the next $500 million; 0.5800% of the next $1.5 billion; 0.5750% of the next $2.5 billion; and 0.5700% in excess of $5 billion	1.19% (Class A) 1.94% (Class C) 0.89% (Class I) 1.41% (Class R3) 1.11% (Class R4) 0.81% (Class R5) 0.69% (Class R6) 0.79% (Class Y) 0.69% (Class F)	$766,044	$766,044
Hartford Core Equity Fund	0.4500% of the first $500 million; 0.3500% of the next $500 million; 0.3300% of the next $1.5 billion; 0.3250% of the next $2.5 billion; and 0.3225% in excess of $5 billion	None	$35,593,555	$35,593,555

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
Hartford Dynamic Bond Fund	0.5500% of the first $1 billion; and 0.5400% in excess of $1 billion	None	$12,444,936	$12,444,936
The Hartford Emerging Markets Local Debt Fund	0.7500% of the first $500 million; 0.7000% of the next $500 million; and 0.6900% in excess of $1 billion	1.18% (Class A) 1.93% (Class C) 0.93% (Class I) 1.48% (Class R3) 1.18% (Class R4) 0.88% (Class R5) 0.88% (Class Y) 0.83% (Class F)	$196,955	$196,955
The Hartford Floating Rate Fund	0.6500% of the first $500 million; 0.6000% of the next $2 billion; 0.5900% of the next $2.5 billion; 0.5800% of the next $5 billion; and 0.5700% in excess of $10 billion	1.00% (Class A) 1.75% (Class C) 0.75% (Class I) 1.25% (Class R3) 1.00% (Class R4) 0.85% (Class R5) 0.75% (Class Y)	$6,648,392	$6,648,392
The Hartford Healthcare Fund	0.9000% of the first $500 million; 0.8500% of the next $500 million; 0.8000% of the next $4 billion; 0.7975% of the next $5 billion; and 0.7950% in excess of $10 billion	None	$7,563,964	$7,563,964
The Hartford Inflation Plus Fund	0.3900% of the first $500 million; 0.3800% of the next $500 million; 0.3750% of the next $1.5 billion; 0.3700% of the next $2.5 billion; 0.3675% of the next $5 billion; and 0.3650% in excess of $10 billion	1.00% (Class A) 1.75% (Class C) 0.75% (Class I) 1.25% (Class R3) 1.00% (Class R4) 0.85% (Class R5) 0.75% (Class Y)	$1,268,456	$1,268,456

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford International Growth Fund	0.8000% of the first $250 million; 0.7500% of the next $250 million; 0.7000% of the next $500 million; and 0.6500% in excess of $1 billion	1.30% (Class A) 2.05% (Class C) 0.98% (Class I) 1.57% (Class R3) 1.27% (Class R4) 1.00% (Class R5) 0.85% (Class R6) 0.95% (Class Y) 0.85% (Class F)	$2,549,965	$2,549,965
The Hartford International Value Fund	0.8500% of the first $500 million; 0.8000% of the next $500 million; 0.7500% of the next $4 billion; 0.7475% of the next $5 billion; and 0.7450% in excess of $10 billion	None	$60,474,063	$60,474,063
The Hartford MidCap Fund	0.8500% of the first $500 million; 0.7500% of the next $500 million; 0.7000% of the next $4 billion; 0.6975% of the next $5 billion; and 0.6950% in excess of $10 billion	None	$34,808,406	$34,808,406
Hartford Moderate Allocation Fund	0.1000% of the first $500 million; 0.0950% of the next $500 million; 0.0900% of the next $1.5 billion; 0.0800% of the next $2.5 billion; 0.0700% of the next $2.5 billion; 0.0600% of the next $2.5 billion; and 0.0500% in excess of $10 billion	None	$315,990	$315,990

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
Hartford Multi-Asset Income Fund	0.5900% of the first $500 million; 0.5500% of the next $250 million; 0.5000% of the next $250 million; 0.4750% of the next $4 billion; 0.4725% of the next $5 billion; and 0.4700% in excess of $10 billion	None	$3,307,398	$3,307,398
Hartford Municipal Short Duration Fund	0.3500% of the first $500 million; 0.3000% of the next $500 million; 0.2900% of the next $1.5 billion; 0.2850% of the next $2.5 billion; and 0.2800% in excess of $5 billion	0.69% (Class A) 1.44% (Class C) 0.46% (Class I) 0.39% (Class F)	$131,790	$131,790
The Hartford Short Duration Fund	0.4100% of the first $500 million; 0.3700% of the next $500 million; 0.3650% of the next $1.5 billion; 0.3600% of the next $2.5 billion; 0.3500% of the next $5 billion; and 0.3400% in excess of $10 billion	1.00% (Class A) 1.75% (Class C) 0.75% (Class I) 0.75% (Class Y)	$7,342,632	$7,342,632
The Hartford Small Company Fund	0.8500% of the first $250 million; 0.8000% of the next $250 million; 0.7500% of the next $500 million; 0.7000% of the next $500 million; 0.6500% of the next $3.5 billion; 0.6300% of the next $5 billion; and 0.6200% in excess of $10 billion	None	$5,020,859	$5,020,859

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
Hartford Sustainable Municipal Bond Fund	0.3500% of the first $500 million; 0.3000% of the next $500 million; 0.2900% of the next $1.5 billion; 0.2850% of the next $2.5 billion; and 0.2800% in excess of $5 billion	0.69% (Class A) 1.44% (Class C) 0.46% (Class I) 0.39% (Class F)	$271,711	$271,711
Hartford World Bond Fund	0.6800% of the first $250 million; 0.6300% of the next $250 million; 0.5800% of the next $2 billion; 0.5300% of the next $2.5 billion; 0.4750% of the next $5 billion; and 0.4500% in excess of $10 billion	None	$21,795,345	$21,795,345
The Hartford Mutual Funds II, Inc. (as of the fiscal year ended October 31, 2025)
Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
The Hartford Growth Opportunities Fund	0.8000% of the first $250 million; 0.7000% of the next $4.75 billion; 0.6975% of the next $5 billion; and 0.6950% in excess of $10 billion	None	$41,826,834	$41,826,834
Hartford Schroders Core Fixed Income Fund	0.3200% of the first $500 million; 0.3000% of the next $500 million; and 0.2800% in excess of $1 billion	0.51% (Class I) 1.06% (Class R3) 0.76% (Class R4) 0.46% (Class R5) 0.40% (Class Y) 0.36% (Class F) 0.36% (Class SDR)	$255,180	$255,180
Hartford Schroders Emerging Markets Equity Fund	0.9500% of the first $1 billion; 0.9000% of the next $4 billion; 0.8900% of the next $5 billion; and 0.8850% in excess of $10 billion	None	$54,983,006	$54,983,006

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
Hartford Schroders International Contrarian Value Fund	0.6500% of the first $1 billion; and 0.6100% in excess of $1 billion	1.15% (Class A) 1.95% (Class C) 0.85% (Class I) 0.80% (Class R5) 0.80% (Class Y) 0.70% (Class F) 0.70% (Class SDR)	$684,771	$684,771
Hartford Schroders International Stock Fund	0.6700% of the first $1 billion; 0.6500% of the next $4 billion; 0.6450% of the next $5 billion; and 0.6400% in excess of $10 billion	None	$51,184,851	$51,184,851
Hartford Schroders US MidCap Opportunities Fund	0.7500% of the first $1 billion; 0.7000% of the next $1.5 billion; 0.6500% of the next $2.5 billion; 0.6450% of the next $5 billion; and 0.6400% in excess of $10 billion	None	$7,416,875	$7,416,875
The Hartford Small Cap Growth Fund	0.9000% of the first $100 million; 0.8000% of the next $150 million; 0.7000% of the next $250 million; 0.6500% of the next $4.5 billion; 0.6300% of the next $5 billion; and 0.6200% in excess of $10 billion	None	$2,492,419	$2,492,419
Hartford Schroders Diversified Opportunities Fund	0.5500% of the first $1 billion and 0.5300% in excess of $1 billion (excluding assets invested in mutual funds or exchange-traded funds for which HFMC or its affiliates serve as investment manager “Affiliated Funds”) 0.0000% of assets invested in Affiliated Funds	0.80% (Class I) 0.65% (Class SDR)	$714,237	$673,976
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	0.4000% of the first $1 billion; and 0.3900% in excess of $1 billion	0.90% (Class A) 1.70% (Class C) 0.60% (Class I) 1.17% (Class R3) 0.87% (Class R4) 0.57% (Class R5) 0.55% (Class Y) 0.45% (Class F) 0.45% (Class SDR)	$99,306	$99,306

Fund Name	Management Fee Schedule	Expense Limitation*	Gross Management Fees Paid	Net Management Fees Paid
Hartford Schroders International Multi-Cap Value Fund	0.7200% of the first $1 billion; 0.6800% of the next $4 billion; 0.6750% of the next $5 billion; and 0.6700% in excess of $10 billion	None	$15,701,021	$15,701,021
Hartford Schroders Tax-Aware Bond Fund	0.4500% of the first $1 billion; 0.4300% of the next $4 billion; 0.4250% of the next $5 billion; and 0.4200% in excess of $10 billion	0.71% (Class A) 1.59% (Class C) 0.49% (Class I) 0.56% (Class Y) 0.46% (Class F) 0.46% (Class SDR)	$4,896,772	$4,896,772
Hartford Schroders US Small Cap Opportunities Fund	0.9000% of the first $1 billion; 0.8900% of the next $4 billion; 0.8800% of the next $5 billion; and 0.8700% in excess of $10 billion	1.27% (Class A) 2.10% (Class C) 1.10% (Class I) 1.65% (Class R3) 1.35% (Class R4) 1.05% (Class R5) 1.05% (Class Y) 0.95% (Class F) 0.95% (Class SDR)	$1,850,973	$1,850,973

*
The expense limitation arrangements will remain in effect until February 28, 2027, unless the Board approves its earlier termination, except for the expense limitation arrangements for The Hartford Floating Rate Fund, The Hartford Inflation Plus Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund, which will remain in effect permanently.

Hartford Funds Exchange-Traded Trust (as of the fiscal year ended July 31, 2025, except for Hartford Alpha Capture Growth ETF and Hartford Equity Premium Income ETF, which are as of the fiscal year ended October 31, 2025)
Fund Name	Management Fee Schedule	Expense Limitation	Gross Management Fees Paid	Net Management Fees Paid
Hartford AAA CLO ETF	0.2400% of average daily net assets	N/A	$231,366	N/A
Hartford Core Bond ETF	0.2900% of average daily net assets	N/A	$849,710	N/A
Hartford Large Cap Growth ETF	0.5900% of average daily net assets	N/A	$794,307	N/A
Hartford Municipal Opportunities ETF	0.2900% of average daily net assets	N/A	$1,466,867	N/A
Hartford Strategic Income ETF	0.4900% of average daily net assets	N/A	$460,848	N/A
Hartford Schroders Tax-Aware Bond ETF	0.3900% of average daily net assets	N/A	$1,639,498	N/A
Hartford Total Return Bond ETF	0.2900% of average daily net assets	N/A	$5,611,114	N/A
Hartford Alpha Capture Value ETF	0.4500% of the first $500 million; 0.3500% of the next $500 million; 0.3300% of the next $4 billion; 0.3250% of the next $5 billion; and 0.3225% in excess of $10 billion	N/A	$790,895	N/A

Fund Name	Management Fee Schedule	Expense Limitation	Gross Management Fees Paid	Net Management Fees Paid
Hartford Alpha Capture Growth ETF	0.3700% of the first $1 billion; 0.3600% in excess of $1 billion	0.42%	N/A	N/A
Hartford Dynamic Bond ETF	0.5500% of the first $1 billion; 0.5400% in excess of $1 billion	0.60%	N/A	N/A
Hartford Equity Premium Income ETF	0.4400% of the first $1 billion; 0.4300% in excess of $1 billion	0.49%	N/A	N/A
Hartford Series Fund, Inc. (as of the fiscal year ended December 31, 2025)
Fund Name	Management Fee Schedule	Expense Limitation	Gross Management Fees Paid	Net Management Fees Paid
Hartford Balanced HLS Fund	0.6800% of the first $250 million; 0.6550% of the next $250 million; 0.6450% of the next $500 million; 0.5950% of the next $4 billion; 0.5925% of the next $5 billion; and 0.5900% in excess of $10 billion	N/A	$10,233,464	$9,748,373
Hartford Capital Appreciation HLS Fund	0.7750% of the first $250 million; 0.7250% of the next $250 million; 0.6750% of the next $500 million; 0.6250% of the next $1.5 billion; 0.6200% of the next $2.5 billion; 0.6150% of the next $5 billion; and 0.6100% in excess of $10 billion	N/A	$23,494,078	$23,494,078
Hartford Disciplined Equity HLS Fund	0.6000% of the first $1 billion; 0.5500% of the next $4 billion; 0.5300% of the next $5 billion; and 0.5000% in excess of $10 billion	N/A	$16,613,665	$16,613,665
Hartford Dividend and Growth HLS Fund	0.6900% of the first $250 million; 0.6425% of the next $250 million; 0.6325% of the next $500 million; 0.6250% of the next $1.5 billion; 0.6200% of the next $2.5 billion; 0.6150% of the next $5 billion; and 0.6100% in excess of $10 billion	N/A	$20,696,010	$20,696,010
Hartford Healthcare HLS Fund	0.8500% of the first $250 million; 0.8000% of the next $250 million; 0.7500% of the next $4.5 billion; 0.7475% of the next $5 billion; and 0.7450% in excess of $10 billion	N/A	$933,096	$933,096
Hartford International Opportunities HLS Fund	0.7750% of the first $250 million; 0.7250% of the next $250 million; 0.6750% of the next $500 million; 0.6250% of the next $1.5 billion; 0.6200% of the next $2.5 billion; 0.6150% of the next $5 billion; and 0.6100% in excess of $10 billion	N/A	$5,954,790	$5,954,790

Fund Name	Management Fee Schedule	Expense Limitation	Gross Management Fees Paid	Net Management Fees Paid
Hartford MidCap HLS Fund	0.7750% of the first $250 million; 0.7250% of the next $250 million; 0.6750% of the next $500 million; 0.6250% of the next $4 billion; 0.6225% of the next $5 billion; and 0.6200% in excess of $10 billion	N/A	$5,625,560	$5,625,560
Hartford Small Cap Growth HLS Fund	0.7000% of the first $100 million; 0.6000% of the next $4.9 billion; 0.5800% of the next $5 billion; and 0.5700% in excess of $10 billion	N/A	$3,280,570	$3,280,570
Hartford Small Company HLS Fund	0.7750% of the first $250 million; 0.7250% of the next $250 million; 0.6750% of the next $500 million; 0.6000% of the next $500 million; 0.5500% of the next $3.5 billion; 0.5300% of the next $5 billion; and 0.5200% in excess of $10 billion	N/A	$3,072,466	$3,072,466
Hartford Stock HLS Fund	0.5250% of the first $250 million; 0.5000% of the next $250 million; 0.4750% of the next $500 million; 0.4500% of the next $4 billion; 0.4475% of the next $5 billion; and 0.4450% in excess of $10 billion	N/A	$5,988,917	$5,988,917
Hartford Total Return Bond HLS Fund	0.5250% of the first $250 million; 0.5000% of the next $250 million; 0.4750% of the next $500 million; 0.4500% of the next $1.5 billion; 0.4450% of the next $2.5 billion; 0.4300% of the next $5 billion; and 0.4200% in excess of $10 billion	N/A	$7,190,272	$7,190,272
Hartford Ultrashort Bond HLS Fund	0.4000% of the first $5 billion; 0.3800% of the next $5 billion; and 0.3700% in excess of $10 billion	N/A	$2,051,409	$2,051,409
Lattice Strategies Trust (as of the fiscal year ended July 31, 2025)
Fund Name	Advisory Fee Schedule	Expense Limitation	Management Fees Paid
Hartford Disciplined US Equity ETF	0.19% of average daily net assets	N/A	$209,456
Hartford Multifactor Developed Markets (ex-US) ETF	0.29% of average daily net assets	N/A	$2,678,108
Hartford Multifactor Emerging Markets ETF	0.44% of average daily net assets	N/A	$114,469
Hartford Multifactor Small Cap ETF	0.34% of average daily net assets	N/A	$93,549
Hartford Multifactor US Equity ETF	0.19% of average daily net assets	N/A	$717,045
Hartford US Quality Growth ETF	0.34% of average daily net assets	N/A	$114,999
Hartford US Value ETF	0.29% of average daily net assets	N/A	$100,443
Other Fee Payments
The following tables set forth the net fees (after any waivers) paid by each of the Funds to HFMC and its affiliates during the most recent fiscal year end for services provided to each of the Funds (other than for management services or for brokerage commissions). Each of the services for which these payments were made will continue to be provided to the Funds by HFMC and/or its affiliates upon shareholder approval of the New Agreements as discussed in the Joint Proxy Statement.
The Hartford Mutual Funds, Inc. (as of the fiscal year ended October 31, 2025)
Fund Name	Fund Accounting Fees Paid to HFMC*	Transfer Agency Fees Paid to HASCO (after waivers)	Distribution (Rule 12b-1) Fees Paid to HFD**
The Hartford Balanced Income Fund	$1,739,965	$8,078,248	$22,192,134
The Hartford Checks and Balances Fund	$217,646	$1,335,427	$3,545,392
The Hartford Conservative Allocation Fund	$28,867	$199,807	$379,811
The Hartford Dividend and Growth Fund	$2,581,193	$9,969,445	$14,710,985
Hartford Emerging Markets Equity Fund	$78,064	$226,897	$64,623
The Hartford Equity Income Fund	$736,617	$3,354,622	$5,657,355
Hartford Global Impact Fund	$55,304	$232,371	$182,955
The Hartford High Yield Fund	$88,676	$472,328	$725,122
Hartford International Equity Fund	$111,505	$992,391	$1,297,878
The Hartford International Opportunities Fund	$567,493	$2,070,861	$1,417,469
Hartford Hybrid and Credit Opportunities Fund	$29,135	$136,347	$199,532
The Hartford MidCap Value Fund	$179,613	$699,829	$1,128,185
Hartford Moderately Aggressive Allocation Fund	$98,679	$770,095	$1,412,382
The Hartford Municipal Opportunities Fund	$299,476	$1,559,212	$1,122,285
Hartford Real Asset Fund	$14,886	$67,697	$62,721
Hartford Small Cap Value Fund	$32,138	$190,791	$145,315
The Hartford Strategic Income Fund	$554,225	$2,688,437	$1,595,878
The Hartford Total Return Bond Fund	$656,008	$1,897,499	$2,676,069
The Hartford Capital Appreciation Fund	$892,964	$5,648,080	$12,183,368
Hartford Climate Opportunities Fund	$24,692	$89,476	$122,259
Hartford Core Equity Fund	$1,554,257	$5,994,136	$8,730,644
Hartford Dynamic Bond Fund	$346,103	$2,127,731	$278,587
The Hartford Emerging Markets Local Debt Fund	$5,170	$23,256	$20,197
The Hartford Floating Rate Fund	$181,048	$1,056,876	$1,591,357
The Hartford Healthcare Fund	$144,030	$1,100,697	$1,685,084
The Hartford Inflation Plus Fund	$64,227	$284,292	$487,973
The Hartford International Growth Fund	$63,471	$257,289	$281,144
The Hartford International Value Fund	$1,151,260	$6,387,051	$585,619
The Hartford MidCap Fund	$712,897	$3,576,996	$5,761,835
Hartford Moderate Allocation Fund	$62,772	$406,814	$802,172
Hartford Multi-Asset Income Fund	$107,372	$795,173	$1,259,485
Hartford Municipal Short Duration Fund	$7,528	$19,736	$69,191
The Hartford Short Duration Fund	$305,722	$1,119,092	$2,042,026
The Hartford Small Company Fund	$109,032	$597,165	$840,325
Hartford Sustainable Municipal Bond Fund	$15,474	$79,036	$70,814
Hartford World Bond Fund	$575,562	$1,641,450	$718,953

The Hartford Mutual Funds II, Inc. (as of the fiscal year ended October 31, 2025)
Fund Name	Fund Accounting Fees Paid to HFMC*	Transfer Agency Fees Paid to HASCO (after waivers)*	Distribution (Rule 12b-1) Fees Paid to HFD**
The Hartford Growth Opportunities Fund	$866,883	$4,781,570	$8,864,879
Hartford Schroders Core Fixed Income Fund	$15,711	$7,151	N/A
Hartford Schroders Emerging Markets Equity Fund	$871,955	$3,441,856	$1,142,665
Hartford Schroders International Contrarian Value Fund	$20,840	$38,678	$3,719
Hartford Schroders International Stock Fund	$1,140,294	$5,174,742	$1,190,784
Hartford Schroders US MidCap Opportunities Fund	$163,179	$894,058	$750,277
The Hartford Small Cap Growth Fund	$60,670	$482,316	$426,415
Hartford Schroders Diversified Opportunities Fund	$25,150	$464	N/A
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	$4,890	$7,540	$4,189
Hartford Schroders International Multi-Cap Value Fund	$344,878	$1,210,750	$446,083
Hartford Schroders Tax-Aware Bond Fund	$184,493	$823,849	$384,800
Hartford Schroders US Small Cap Opportunities Fund	$40,938	$200,160	$123,389

*
HFMC and HASCO pay third-party sub-agents out of these fees.

**
For the fiscal year ended October 31, 2025, approximately $109,384,321 of the Funds’ total distribution expenses were expended in connection with compensation to broker-dealers and as compensation to sales personnel (including advertising, printing and mailing of prospectuses to prospective shareholders).

Hartford Series Fund, Inc. (as of the fiscal year ended December 31, 2025)
Fund Name	Fund Accounting Fees Paid to HFMC*	Transfer Agency Fees Paid to HASCO* (after waivers)	Distribution (Rule 12b-1) Fees Paid to HFD
Hartford Balanced HLS Fund	$256,571	$5,758	$459,586
Hartford Capital Appreciation HLS Fund	$545,678	$8,871	$954,962
Hartford Disciplined Equity HLS Fund	$444,914	$9,243	$884,041
Hartford Dividend and Growth HLS Fund	$492,421	$6,798	$906,528
Hartford Healthcare HLS Fund	$21,803	$5,944	$57,667
Hartford International Opportunities HLS Fund	$138,926	$7,159	$196,435
Hartford MidCap HLS Fund	$133,889	$6,446	$183,807
Hartford Small Cap Growth HLS Fund	$95,915	$6,885	$493,939
Hartford Small Company HLS Fund	$78,478	$5,981	$90,539
Hartford Stock HLS Fund	$197,474	$5,718	$249,655
Hartford Total Return Bond HLS Fund	$243,412	$6,224	$367,826
Hartford Ultrashort Bond HLS Fund	$96,915	$5,843	$165,375

*
HFMC and HASCO pay third-party sub-agents out of these fees.

KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date HARTFORD FUNDS 690 LEE ROAD WAYNE, PA 19087 2. The approval of new Investment Management Agreements between the Funds and Hartford Funds Management Company, LLC (“HFMC”) or Lattice Strategies LLC, as applicable. 3. To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. NOTE: Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title. This proxy is solicited on behalf of the Board of Directors/Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposals. T02817-S47073 ! ! ! THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL ! ! ! 1. Election of Directors/Trustees of the Funds Nominees: For Against Abstain For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 01) Hilary E. Ackermann 02) Robin C. Beery 03) Andra S. Bolotin 04) Derrick D. Cephas 05) Christine R. Detrick 06) Gregory A. Frost 07) John J. Gauthier 08) Andrew A. Johnson 09) Paul L. Rosenberg 10) David Sung To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on November 5, 2026. The Proxy Statement for this Meeting is available at www.proxyvote.com. T02818-S47073 The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced fund (the “Fund”) and appoints Walter F. Garger, Thomas R. Phillips and Alice A. Pellegrino, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (“Meeting”) to be held virtually on November 5, 2026, at 10:00 am Eastern Time, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT THEREOF. HARTFORD FAMILY OF FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 5, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF THE HARTFORD FAMILY OF FUNDS

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date HARTFORD FUNDS 690 LEE ROAD WAYNE, PA 19087 2. The approval of new Investment Management Agreements between the Funds and Hartford Funds Management Company, LLC (“HFMC”) or Lattice Strategies LLC, as applicable. 3. To approve to reclassify each of the applicable Funds from a diversified investment company to a non-diversified investment company and to eliminate each Fund’s related fundamental diversification policy. 4. To transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof. NOTE: Please sign exactly as your name(s) appear(s) on the proxy card. If shares are held jointly, one or more owners should sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title. This proxy is solicited on behalf of the Board of Directors/Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposals. T02819-S47073 ! ! ! THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL ! ! ! 1. Election of Directors/Trustees of the Funds Nominees: For Against Abstain For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 01) Hilary E. Ackermann 02) Robin C. Beery 03) Andra S. Bolotin 04) Derrick D. Cephas 05) Christine R. Detrick 06) Gregory A. Frost 07) John J. Gauthier 08) Andrew A. Johnson 09) Paul L. Rosenberg 10) David Sung ! ! ! To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on November 5, 2026. The Proxy Statement for this Meeting is available at www.proxyvote.com. T02820-S47073 The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced fund (the “Fund”) and appoints Walter F. Garger, Thomas R. Phillips and Alice A. Pellegrino, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (“Meeting”) to be held virtually on November 5, 2026, at 10:00 am Eastern Time, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT THEREOF. HARTFORD FAMILY OF FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 5, 2026 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF THE HARTFORD FAMILY OF FUNDS

INDIVIDUAL BALLOTS

NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.

AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

12345678901234567

0123 4567 8330 1239 ←

THE HARTFORD SMALL CAP GROWTH FUND

	FOR	AGAINST	ABSTAIN
1. -ELECTION OF DIRECTORS/TRUSTEES OF THE FUNDS	☐	☐	☐
2. -APPROVE NEW INVESTMENT MANAGEMENT AGREEMENTS	☐	☐	☐
3. -Not applicable	☐	☐	☐

AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

12345678901234567

0123 4567 8440 1239 ←

THE HARTFORD GROWTH OPPORTUNITIES FUND

	FOR	AGAINST	ABSTAIN
1. -ELECTION OF DIRECTORS/TRUSTEES OF THE FUNDS	☐	☐	☐
2. -APPROVE NEW INVESTMENT MANAGEMENT AGREEMENTS	☐	☐	☐
3. -CHANGE CLASSIFICATION TO NON-DIVERSIFIED; ELIMINATE RELATED POLICY	☐	☐	☐

AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

12345678901234567

0123 4567 8550 1239 ←

THE HARTFORD GROWTH OPPORTUNITIES FUND

	FOR	AGAINST	ABSTAIN
1. -ELECTION OF DIRECTORS/TRUSTEES OF THE FUNDS	☐	☐	☐
2. -APPROVE NEW INVESTMENT MANAGEMENT AGREEMENTS	☐	☐	☐
3. -CHANGE CLASSIFICATION TO NON-DIVERSIFIED; ELIMINATE RELATED POLICY	☐	☐	☐

AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

12345678901234567

0123 4567 8660 1239 ←

THE HARTFORD GROWTH OPPORTUNITIES FUND

	FOR	AGAINST	ABSTAIN
1. -ELECTION OF DIRECTORS/TRUSTEES OF THE FUNDS	☐	☐	☐
2. -APPROVE NEW INVESTMENT MANAGEMENT AGREEMENTS	☐	☐	☐
3. -CHANGE CLASSIFICATION TO NON-DIVERSIFIED; ELIMINATE RELATED POLICY	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

EZM44X